Exhibit 10.4
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
EXECUTION
AMENDMENT NO. 4
TO THIRD AMENDED AND RESTATED
MASTER REPURCHASE AGREEMENT
Amendment No. 4 to Third Amended and Restated Master Repurchase Agreement, dated as of April 26, 2022 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), ALPINE SECURITIZATION LTD (“Alpine” and a “Buyer”) and other Buyers from time to time party to the Master Repurchase Agreement (collectively, the “Buyers”), QUICKEN LOANS, LLC (f/k/a QUICKEN LOANS INC.) (“Quicken Loans” and a “Seller”) and ONE REVERSE MORTGAGE, LLC (“One Reverse” and a “Seller”, and together with Quicken Loans, the “Sellers”).
RECITALS
The Administrative Agent, Buyers and the Sellers are parties to that certain Third Amended and Restated Master Repurchase Agreement, dated as of May 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time other than by this Amendment, the “Existing Master Repurchase Agreement”; and as further amended by this Amendment, the “Master Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Master Repurchase Agreement.
The Administrative Agent, the Buyers and the Sellers have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Master Repurchase Agreement.
Accordingly, the Administrative Agent, the Buyers and the Sellers hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:
Section 1.Amendment to the Existing Master Repurchase Agreement. Effective as of April 25, 2022, the Existing Master Repurchase Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in Exhibit A hereto. The parties hereto further acknowledge and agree that Exhibit A constitutes the Master Repurchase Agreement as amended and modified by the terms set forth herein.
Section 2.One Reverse Authorized Representatives. Schedule 2 to the Existing Master Repurchase Agreement is hereby amended by deleting One Reverse’s Authorized Representatives in their entirety and replacing them with Exhibit B hereto.
Section 3.Administrative Agent Authorized Representatives. Schedule 2 to the Existing Master Repurchase Agreement is hereby amended by deleting Administrative Agent’s Authorized Representatives in their entirety and replacing them with Exhibit C hereto.
Section 4.Effectiveness of Amendment. This Amendment shall become effective as of April 25, 2022 (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
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4.1Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:
(a)this Amendment, executed and delivered by duly authorized officers, as applicable, of the Administrative Agent, Buyers and Sellers; and
(b)such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
Section 5.Representations and Warranties. Each Seller hereby represents and warrants to the Administrative Agent and Buyers that it is in compliance with all the terms and provisions set forth in the Master Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Master Repurchase Agreement.
Section 6.Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
Section 7.Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in a Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, UETA and any applicable state law.  Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers with appropriate document access tracking, electronic signature tracking and document retention as may be approved by the Administrative Agent in its sole discretion, including but not limited to DocuSign.
Section 8.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
Section 9.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.
[SIGNATURE PAGES FOLLOW]
2
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IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Administrative Agent:    CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
By:     _/s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President

Buyers:    CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:     _/s/ Margaret Dellafera
Name: Margaret Dellafera
Title: Vice President
By:     _/s/ Elie Chau
Name: Elie Chau
Title: Vice President

ALPINE SECURITIZATION LTD, by Credit Suisse AG, New York Branch as Attorney-in-Fact
By:     _/s/ Elie Chau
Name: Elie Chau
Title: Vice President
By:     _/s/ Patrick Duggan
Name: Patrick Duggan
Title: Director

Signature Page to Amendment No. 4 to Third Amended and Restated Master Repurchase Agreement

Sellers:    ONE REVERSE MORTGAGE, LLC
By:     _/s/ Michael Stidham
Name: Michael Stidham
Title: President

    ROCKET MORTGAGE, LLC
By:     _/s/ Brian Brown
Name: Brian Brown
Title: Treasurer, Rocket Mortgage, LLC
Signature Page to Amendment No. 4 to Third Amended and Restated Master Repurchase Agreement

Exhibit A
MASTER REPURCHASE AGREEMENT

(See attached)
Exhibit A

CONFORMED THRU AMENDMENT NO. 4

THIRD AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent
(“Administrative Agent”),
CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its CAYMAN ISLANDS BRANCH, as buyer (“Buyer”), ALPINE SECURITIZATION LTD, as buyer and other Buyers from time to time party to this Agreement (“Buyers”)
and
ROCKET MORTGAGE, LLC (F/K/A QUICKEN LOANS, LLC) AND ONE REVERSE MORTGAGE, LLC, as sellers (“Sellers”)
Dated May 24, 2017
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TABLE OF CONTENTS
    -i-
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SCHEDULES
Schedule 1 – Representations and Warranties with Respect to Purchased Mortgage Loans
Schedule 2 – Authorized Representatives
Schedule 3 – Litigation of Sellers
Schedule 4 – Executive Management and Offices
Schedule 5 – Trade Names of Rocket Mortgage
EXHIBITS
Exhibit A – Reserved
Exhibit B – Reserved
Exhibit C – Form of Mortgage Loan Schedule
Exhibit D – Reserved
Exhibit E – Form of Power of Attorney
Exhibit F – Reserved
Exhibit G – Underwriting Guidelines
Exhibit H – Reserved
Exhibit I – Sellers’ Tax Identification Number
Exhibit J – Existing Indebtedness
Exhibit K – Form of Escrow Instruction Letter
Exhibit L – Form of Notice of Additional Buyer
Exhibit M – Form of Servicer Notice
    -ii-
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This is a THIRD AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of May 24, 2017, among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“Administrative Agent”), as administrative agent on behalf of Buyers, Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), Alpine Securitization LTD (“Alpine” and a “Buyer”), ROCKET MORTGAGE, LLC (f/k/a Quicken Loans, LLC) (“Rocket Mortgage”) and ONE REVERSE MORTGAGE, LLC (“One Reverse”, and together with Rocket Mortgage, each a “Seller”, and collectively, the “Sellers”).
The Administrative Agent, as a Buyer and the Sellers previously entered into a Master Repurchase Agreement, dated as of August 8, 2003, as amended by that certain Amended and Restated Master Repurchase Agreement, dated as of November 30, 2007, as amended by that certain Second Amended and Restated Master Repurchase Agreement, dated as of September 27, 2013, as amended (the “Existing Master Repurchase Agreement”).
Pursuant to that certain Assignment, Assumption and Appointment Agreement, dated as of June 16, 2016 among Administrative Agent and CS Cayman, as a Buyer (the “Assignment, Assumption and Appointment Agreement”), Administrative Agent sold and assigned its right, title and interest in the Transactions and the related Purchased Mortgage Loans hereunder to CS Cayman and was designated by Buyers as their Administrative Agent.
The parties hereto have requested that the Existing Master Repurchase Agreement be amended and restated, in its entirety, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Applicability
From time to time the parties hereto may enter into transactions in which Sellers agree to transfer to Administrative Agent on behalf of Buyers Mortgage Loans (as hereinafter defined) on a servicing released basis against the transfer of funds by Administrative Agent, with a simultaneous agreement by Administrative Agent on behalf of Buyers to transfer to Sellers such Mortgage Loans on a servicing released basis at a date certain or on demand, against the transfer of funds by Sellers. This Agreement is a commitment by Administrative Agent on behalf of Committed Buyer to engage in the Transactions as set forth herein on or before the Termination Date up to the Maximum Committed Purchase Price; provided, that the Administrative Agent on behalf of Buyers shall have no commitment to enter into any Transaction requested which would result in the aggregate Purchase Price of then outstanding Transactions to exceed the Maximum Committed Purchase Price. Each such transaction shall be referred to herein as a “Transaction” and, unless otherwise agreed in writing, shall be governed by this Agreement, including any supplemental terms or conditions contained in any annexes identified herein, as applicable hereunder. For the avoidance of doubt, and for administrative and tracking purposes, (a) the purchase and sale of each Purchased Mortgage Loan shall be deemed a separate Transaction and (b) with respect to each Designated Asset, such Designated Asset may, at Buyers’ option, be sold to different Buyers on a pro rata basis, such that one Buyer pays the Purchase Price-Base and other Buyers pay the Purchase Price-Incremental 1 and Purchase Price-Incremental 2, as applicable, and, in which case, the Administrative Agent shall own the Designated Asset, for the benefit of the purchasing Buyers, on a pro rata, pari passu basis, subject to the terms set forth herein.

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2.Definitions
Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings; provided that any terms used but not otherwise defined herein shall have the meanings given to them in the Pricing Side Letter:
“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Accepted Servicing Practices” means, with respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.
“Act of Insolvency” means, with respect to any Person, (i) the filing by such Person of a petition, commencing, or authorizing the commencement of any case or proceeding, or the voluntary joining of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law relating to the protection of creditors, or suffering any such petition or proceeding to be commenced by another which is consented to, not timely contested or results in entry of an order for relief; (ii) the seeking by such Person of the appointment of a receiver, trustee, custodian or similar official for such party; (iii) the appointment of a receiver, conservator, or manager for such Person by any governmental agency or authority having the jurisdiction to do so (provided, however, if such appointment is the result of the commencement of involuntary proceedings or the filing of an involuntary petition against such Person and such appointment is dismissed within sixty (60) days after the initial date thereof, an Act of Insolvency shall not be deemed to have occurred); (iv) the making or offering by such Person of a composition with its creditors or a general assignment for the benefit of creditors; (v) the admission in writing by an Executive Management officer of such Person of its inability to pay its debts or discharge its obligations as they become due or mature; or (vi) that any governmental authority or agency or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of such Person, or shall have taken any action to displace the Executive Management of such Person or to materially curtail its authority in the conduct of the business of such Person, and any such action described in this clause (vi) is determined by the Administrative Agent in its sole good faith discretion to be materially adverse to Administrative Agent and the Buyers taken as a whole, Sellers taken as a whole, the Repurchase Assets or Rocket Mortgage’s ability to perform under this Agreement.
“Additional Buyers” has the meaning set forth in Section 37 hereof.
“Adjusted Daily Simple SOFR” means an interest rate per annum equal to (i) Daily Simple SOFR, plus (ii) the Benchmark Adjustment.
“Adjusted Tangible Net Worth” has the meaning assigned to such term in the Pricing Side Letter.
“Administrative Agent” means CSFBMC or, subject to Section 22 hereof, any successor thereto that is an Affiliate of CSFBMC or is approved by Sellers; provided, that such approval shall not be unreasonably withheld.
“Affiliate” means, with respect to any Person, any “affiliate” of such Person, as such term is defined in the Bankruptcy Code, which shall also include, for the avoidance of doubt, with respect to Administrative Agent only, any CP Conduit.

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“Agency” means Freddie Mac, Fannie Mae or GNMA, as applicable.
“Agency Mortgage Loan” means, collectively, Conforming High CLTV Loan, Conforming Mortgage Loans, FHA Loans, VA Loans, RHS Loans and HECM Loans.
“Agency-Required eNote Legend” means the legend or paragraph required by Fannie Mae or Freddie Mac, as applicable, to be set forth in the text of an eNote, which includes the provisions set forth on Exhibit A to the Custodial Agreement, as may be amended from time to time by Fannie Mae or Freddie Mac, as applicable.
“Agency Security” means a mortgage-backed security issued or guaranteed by an Agency.
“Aggregate Purchase Price-Base” means, as of any date of determination, the aggregate outstanding Purchase Price-Base for a Purchased Mortgage Loan.
“Aggregate Purchase Price-Incremental 1” means, as of any date of determination, the aggregate outstanding Purchase Price-Incremental 1 for a Purchased Mortgage Loan.
“Aggregate Purchase Price-Incremental 2” means, as of any date of determination, the aggregate outstanding Purchase Price-Incremental 2 for a Purchased Mortgage Loan.
“Agreement” means this Third Amended and Restated Master Repurchase Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.
“Allocated Percentage” means, with respect to a Purchased Mortgage Loan, the percentage obtained by (a) with respect to the Purchase Price-Base, the Purchase Price Percentage-Base divided by the  Purchase Price Percentage-Total; (b) with respect to the Purchase Price-Incremental 1, the Purchase Price Percentage-Incremental 1 divided by the  Purchase Price Percentage-Total; (c) with respect to the Purchase Price-Incremental 2, the Purchase Price Percentage-Incremental 2 divided by the  Purchase Price Percentage-Total.
“Appraised Value” means the value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.
“Asset Matrix” has the meaning assigned to such term in the Pricing Side Letter.
“Asset Tape” means a remittance report on a monthly basis or requested by Administrative Agent pursuant to Section 17.d hereof containing servicing information, including, without limitation, those fields reasonably requested by Administrative Agent from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Purchased Mortgage Loans serviced by either Seller or any Servicer for the month (or any portion thereof) prior to the Reporting Date.
“Asset Value” means with respect to any Purchased Mortgage Loan, the sum of the Asset Value-Base, the Asset Value-Incremental 1 and the Asset Value-Incremental 2.
“Asset Value-Base” means, with respect to any Purchased Mortgage Loan as of any date of determination, an amount equal to the product of (a) the applicable Purchase Price Percentage-Base, and (b) the applicable Maximum Value Amount; provided that the Asset

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Value-Base of a Purchased Mortgage Loan may be reduced to zero by Administrative Agent or a Buyer if any Value Reduction Event shall occur.
“Asset Value-Incremental 1” means, with respect to any Purchased Mortgage Loan as of any date of determination, an amount equal to the product of (a) the applicable Purchase Price Percentage-Incremental 1, and (b) the applicable Maximum Value Amount; provided, that, the Asset Value-Incremental 1 of a Purchased Mortgage Loan may be reduced to zero by Administrative Agent or a Buyer if any Value Reduction Event shall occur.
“Asset Value-Incremental 2” means, with respect to any Purchased Mortgage Loan as of any date of determination, an amount equal to the product of (a) the applicable Purchase Price Percentage-Incremental 2, and (b) the applicable Maximum Value Amount; provided, that, the Asset Value-Incremental 2 of a Purchased Mortgage Loan may be reduced to zero by Administrative Agent or a Buyer if any Value Reduction Event shall occur.
“Assignment and Acceptance” has the meaning assigned to such term in Section 22.a hereof.
“Assignment of Mortgage” means an assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage.
“Authoritative Copy” means, with respect to an eNote, the unique copy of such eNote that is within the Control of the Controller.
“Bankruptcy Code” means the United States Bankruptcy Code of 1978, as amended from time to time.
“Benchmark Adjustment” means, for any day, the spread adjustment for such Pricing Period that has been selected or recommended by the Relevant Governmental Body for the tenor of 1 month. For the avoidance of doubt, the “Benchmark Adjustment” means, for any day, the value as reported on the display designated as “YUS0001M” on Bloomberg, or such other display as may replace “YUS0001M”.
“BPL – Long” means a Business Purpose Mortgage Loan with respect to which (a) the related Mortgaged Property consists of (i) eight (8) units or less or (ii) between nine (9) and twenty-nine (29) units and with an original outstanding principal amount less than $3,000,000 and (b) the related maturity date is five (5) years or more from the date of the Mortgage Note.
“BPO” means an opinion of the fair market value of a Mortgaged Property given by a licensed real estate agent or broker in conformity with customary and usual business practices, which includes three (3) comparable sales and three (3) comparable listings and complies with the criteria set forth in the Financial Institutions Reform, Recovery and Enforcement Act of 1989 for an “appraisal” or an “evaluation” as applicable.
“Business Day” means any day other than (i) a Saturday or Sunday; (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed or (iii) a public or bank holiday in New York City.
“Business Purpose Mortgage Loan” means a Mortgage Loan with respect to which the related Mortgaged Property (a) is non-owner occupied; (b) is primarily used for business or commercial purposes (as referenced in the Truth and Lending Act and its

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implementing regulation, Regulation Z); and (c) has been acquired or originated in accordance with applicable Underwriting Guidelines.
“Buyer” means CS Cayman, Alpine and each assignee of Buyer pursuant to Section 22.
“Change in Control” means:
(A)any transaction or event as a result of which Permitted Holders cease to directly or indirectly own beneficially or of record, more than fifty percent (50%) of the voting stock of Rocket Mortgage;
(B)the sale, transfer, or other disposition of all or substantially all Rocket Mortgage’s assets (excluding any such action taken in connection with any securitization transaction), which sale, transfer, or other disposition occurs without Administrative Agent’s prior written consent;
(C)the consummation of a merger or consolidation of Rocket Mortgage with or into another entity or any other corporate reorganization (which merger or consolidation occurs without Administrative Agent’s prior written consent; provided that such consent shall be deemed to have been given if Administrative Agent does not respond within ten (10) Business Days after Rocket Mortgage’s written notice to Administrative Agent of the consummation of any such events), if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s stock outstanding immediately after such merger, consolidation or such other reorganization is owned by Persons who were not stockholders of Rocket Mortgage immediately prior to such merger, consolidation or other reorganization; or
(D)if such Seller is a Delaware limited liability company, such Seller enters into any transaction or series of transactions to adopt, file, effect or consummate a Division, or otherwise permits any such Division to be adopted, filed, effected or consummated;
provided, however, that notwithstanding anything herein to the contrary, it is understood and agreed that, so long as it does not otherwise create a Default or Event of Default hereunder, any sale, transfer, or other disposition of all or substantially all of One Reverse’s assets or equity interests in One Reverse, any consummation of a share exchange, merger or consolidation of One Reverse with or into another entity, any liquidation of One Reverse or any other corporate reorganization after which Permitted Holders continue to directly or indirectly own beneficially or of record more than fifty percent (50%) of the voting equity interests of Rocket Mortgage or its successor shall not be deemed to be a Change of Control.
“Code” means the Internal Revenue Code of 1986, as amended.
“Collection Account” means the account established in connection with the Collection Account Control Agreement, into which all collections and proceeds on or in respect of the Mortgage Loans shall be deposited by Servicer.
“Collection Account Control Agreement” means that certain Treasury Management Services Controlled Collateral Account Service Agreement, dated as of June 1, 2011, among Administrative Agent, Rocket Mortgage and JPMorgan Chase Bank, N.A., as the same may be amended or restated from time to time.

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“Commitment Fee” has the meaning assigned to such term in the Pricing Side Letter.
“Committed Buyer” means CS Cayman.
“Committed Mortgage Loan” means a Mortgage Loan which is the subject of a Take-Out Commitment with a Take-Out Investor.
“Conforming High CLTV Loan” means an otherwise Conforming Mortgage Loan (i) originated using Desktop Underwriter for underwriting pursuant to the FNMA DU Refi Plus™ program with a LTV of more than [***] as more specifically described in the then current Fannie Mae guidelines and any updates, amendments or supplements; (ii) originated for underwriting pursuant to the FNMA Refi Plus™ program with a LTV of more than [***] as more specifically described in the then current Fannie Mae guidelines and any updates, amendments or supplements; (iii) originated for underwriting pursuant to the Freddie Mac’s Relief Refinance MortgageSM program with a LTV of more than [***] as more specifically described in the then current Freddie Mac guidelines and any updates, amendments or supplements, as amended by variances agreed to between Freddie Mac and Rocket Mortgage and approved by Administrative Agent; or (iv) originated pursuant to Fannie Mae’s Home Affordable Refinance Program as announced in Fannie Mae Announcement SEL 2011 12, including the Refi Plus option applicable to “same servicers”, as set forth in subsequent Announcements, FAQs, Selling Guide updates and Servicing Guide updates issued by Fannie Mae in connection with such program, as amended by variances agreed to between Fannie Mae and Rocket Mortgage and approved by Administrative Agent.
“Conforming Mortgage Loan” means a first lien Mortgage Loan originated in accordance with the criteria of an Agency for purchase of Mortgage Loans, including, without limitation, conventional Mortgage Loans, Pooled Mortgage Loans, FHA Loans, VA Loans and RHS Loans, and (a) with respect to purchase money Mortgage Loans and all FHA Loans, VA Loans and RHS Loans, with a LTV of up to [***] and (b) with respect to refinanced Mortgage Loans, with a LTV of up to [***], except that refinanced Mortgage Loans that are also FHA Loans, VA Loans or RHS Loans shall be a Conforming Mortgage Loan only if they have a LTV of up to [***].
“Control” means, with respect to an eNote, the “control” of such eNote within the meaning of UETA and/or, as applicable, E-Sign, which is established by reference to the MERS eRegistry and any party designated therein as the Controller.
“Control Failure” means, with respect to an eNote, (i) if the Controller status of the eNote shall not have been transferred to Administrative Agent, (ii) Administrative Agent shall otherwise not be designated as the Controller of such eNote in the MERS eRegistry as a result of an unauthorized Transfer of Control in contravention of the terms of this Agreement (other than pursuant to a Bailee Letter, a Request for Release of Documents, or Administrative Agent’s written request or instruction), (iii) if the eVault shall have released the Authoritative Copy of an eNote in contravention of the requirements of the Custodial Agreement, or (iv) if the Custodian initiated any changes on the MERS eRegistry in contravention of the terms of the Custodial Agreement.
“Controller” means, with respect to an eNote, the party designated in the MERS eRegistry as the “Controller”, and who in such capacity shall be deemed to be “in control” or to be the “controller” of such eNote within the meaning of UETA or E-Sign, as applicable.

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“CP Conduit” means a commercial paper conduit, including but not limited to Alpine, that is an Affiliate of CSFBMC or whose obligations under the Program Agreements are otherwise also the obligations of CS Cayman.
“CSFBMC” means Credit Suisse First Boston Mortgage Capital LLC, or any successors or permitted assigns.
“Custodial Agreement” means the second amended and restated custodial agreement, dated as of October 27, 2020, among Sellers, Administrative Agent, Buyers and Custodian as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Custodial Mortgage Loan Schedule” has the meaning assigned to such term in the Custodial Agreement.
“Custodian” means Deutsche Bank National Trust Company or such other party specified by Administrative Agent and agreed to by Sellers, which approval shall not be unreasonably withheld.
“Daily Simple SOFR” means, for any day, SOFR, with conventions (including, without limitation, a lookback) established by the Administrative Agent in its sole discretion in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR”; provided that, if the Administrative Agent determines that any such convention is not administratively, operationally, or technically feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its sole discretion.
“Default” means an Event of Default or an event that with notice or lapse of time or both would become an Event of Default.
“Delegatee” means, with respect to an eNote, the party designated in the MERS eRegistry as the “Delegatee” or “Delegatee for Transfers”, and in such capacity is authorized by the Controller to perform certain MERS eRegistry transactions on behalf of the Controller such as Transfers of Control and Transfers of Control and Location.
“Designated Asset” means a Purchased Mortgage Loan that is identified on the Asset Matrix or otherwise by Administrative Agent as eligible for a Purchase Price-Base, a Purchase Price-Incremental 1 and/or a Purchase Price-Incremental 2.
“Disqualification Event” means, with respect to a Designated Asset which has Purchase Price-Incremental 2, the occurrence of any of the following events: (a) a Participant materially breaches the applicable Participation Agreement, (b) an Act of Insolvency occurs with respect to a Participant, (c) the failure of a Participant to purchase the participation interest pursuant to a Participation Agreement with respect to a Designated Asset, (d) the Administrative Agent, a Participant or a Buyer shall have determined that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Administrative Agent, any Participant or any Buyer has made it unlawful, for Administrative Agent, any Participant or any Buyer to purchase Purchased Mortgage Loan or participations in Transactions, or (e) the Administrative Agent determines in its sole discretion, that it will no longer enter into Transactions comprised of Purchase Price-Incremental 2 on account of a Purchased Mortgage Loan.

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“Division” means the division of a limited liability company into two or more limited liability companies pursuant to and in accordance with Section 18-217 of Chapter 18 of the Delaware Limited Liability Company Act, 6 Del. C. §§ 18-101 et seq., as amended.
“Dollars” and “$” means dollars in lawful currency of the United States of America.
“E-Sign” means the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq.
“E&O Insurance” means insurance coverage with respect to employee errors, omissions, dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount acceptable to Fannie Mae, Freddie Mac and GNMA, to the extent a Seller sells Mortgage Loans to such Agency.
“Electronic Agent” means MERSCORP Holdings, Inc., or its successor in interest or assigns.
“Electronic Tracking Agreement” means one or more Electronic Tracking Agreements with respect to (x) the tracking of changes in the ownership, mortgage servicers and servicing rights ownership of Purchased Mortgage Loans held on the MERS System, and (y) the tracking of the Control of eNotes held on the MERS eRegistry, each in a form acceptable to Administrative Agent.
“Electronic Record” means, as the context requires, (i) “Record” and “Electronic Record,” both as defined in E-Sign, and shall include but not be limited to, recorded telephone conversations, fax copies or electronic transmissions, including without limitation, those involving the Warehouse Electronic System, and (ii) with respect to an eMortgage Loan, the related eNote and all other documents comprising the Mortgage File electronically created and that are stored in an electronic format, if any.
“eMortgage Loan” means a Mortgage Loan that is a Conforming Mortgage Loan (other than an FHA Loan or VA Loan) with respect to which there is an eNote and as to which some or all of the other documents comprising the related Mortgage File may be created electronically and not by traditional paper documentation with a pen and ink signature.
“eNote” means, with respect to any eMortgage Loan, the electronically created and stored Mortgage Note that is a Transferable Record.
“eNote Delivery Requirement” shall have the meaning set forth in Section 3(c) hereof.
“eNote Replacement Failure” shall have the meaning set forth in the Custodial Agreement.
“EO13224” has the meanings specific in Section 13(a)(27) hereof.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time and any successor thereto, and the regulations promulgated and administrative rulings issued thereunder.
“ERISA Affiliate” means any corporation or trade or business that, together with Sellers, is treated as a single employer under Section 414(b) or (c) of the Code or solely for

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purposes of Section 302 of ERISA and Section 412 of the Code is treated as single employer described in Section 414 of the Code.
“Escrow Instruction Letter” means the Escrow Instruction Letter from the applicable Seller to the Settlement Agent, in the form of Exhibit K hereto, as the same may be modified, supplemented and in effect from time to time.
“eVault” means an electronic repository established and maintained by Custodian for delivery and storage of eNotes.
“Event of Default” has the meaning specified in Section 15 hereof.
“Event of Termination” means with respect to either Seller (a) with respect to any Plan, a reportable event, as defined in Section 4043 of ERISA, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, or (b) the withdrawal of either Seller or any ERISA Affiliate thereof from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, or (c) the failure by either Seller or any ERISA Affiliate thereof to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA with respect to any Plan, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code (or Section 430(j) of the Code as amended by the Pension Protection Act) or Section 302(e) of ERISA (or Section 303(j) of ERISA, as amended by the Pension Protection Act), or (d) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by either Seller or any ERISA Affiliate thereof to terminate any plan, or (e) the failure to meet requirements of Section 436 of the Code resulting in the loss of qualified status under Section 401(a)(29) of the Code, or (f) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (g) the receipt by either Seller or any ERISA Affiliate thereof of a notice from a Multiemployer Plan that action of the type described in the previous clause (f) has been taken by the PBGC with respect to such Multiemployer Plan, or (h) any event or circumstance exists which may reasonably be expected to constitute grounds for either Seller or any ERISA Affiliate thereof to incur liability under Title IV of ERISA or under Sections 412(b) or 430(k) of the Code with respect to any Plan.
“Excess Margin Notice” has the meaning specific in Section 6(d) hereof.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Buyer or other recipient of any payment under any Program Agreement or required to be withheld or deducted from a payment to such Buyer or such other recipient: (a) Taxes based on (or measured by) net income or net profits, or gross receipts, franchise Taxes and branch profits Taxes that are imposed on a Buyer or other recipient of any payment hereunder as a result of (i) being organized under the laws of, or having its principal office or its applicable lending office located in the jurisdiction imposing such Tax (or any political subdivision or Taxing authority thereof), or (ii) a present or former connection between such Buyer or other recipient and the jurisdiction of the Governmental Authority imposing such Tax or any political subdivision or Taxing authority thereof (other than connections arising from such Buyer or other recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced under this Agreement or any Program Agreement, or sold or assigned an interest in any Purchased Mortgage Loan pursuant to this Agreement, excluding any assignment made at the request of Seller); (b) any Tax imposed on a Buyer or other recipient of a payment hereunder that is attributable to such Buyer’s or other recipient’s failure to comply with relevant requirements set forth in Section 11(e)(ii); (c) any U.S. federal withholding Tax that is imposed on amounts payable to or for the account of such Buyer or other recipient of a payment

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hereunder pursuant to a law in effect on the date such person becomes a party to or under this Agreement, or such person changes its lending office, except in each case to the extent that amounts with respect to Taxes were payable either to such person’s assignor immediately before such person became a party hereto or to such person immediately before it changed its lending office; and (d) any U.S. federal withholding Taxes imposed under FATCA.
“Executive Management” means, with respect to any Person, such Person’s chairman of the board of directors, chief executive officer, president, treasurer and chief financial officer/controller.
“Existing Indebtedness” has the meaning specified in Section 13(a)(23) hereof.
“Fannie Mae” means Fannie Mae, the government sponsored enterprise formerly known as the Federal National Mortgage Association, or any successor thereto.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.
“FDIA” has the meaning set forth in Section 26.c hereof.
“FDICIA” has the meaning set forth in Section 26.d hereof.
“FHA” means the Federal Housing Administration, an agency within the United States Department of Housing and Urban Development, or any successor thereto, and including the Federal Housing Commissioner and the Secretary of Housing and Urban Development where appropriate under the FHA Regulations.
“FHA Approved Mortgagee” means a corporation or institution approved as a mortgagee by the FHA under the National Housing Act, as amended from time to time, and applicable FHA Regulations, and eligible to own and service mortgage loans such as the FHA Loans.
“FHA Loan” means a Mortgage Loan which is the subject of an FHA Mortgage Insurance Contract.
“FHA Mortgage Insurance Contract” means the contractual obligation of the FHA respecting the insurance of a Mortgage Loan.
“FHA Regulations” means the regulations promulgated by the Department of Housing and Urban Development under the National Housing Act, as amended from time to time and codified in 24 Code of Federal Regulations, and other Department of Housing and Urban Development issuances relating to FHA Loans, including the related handbooks, circulars, notices and mortgagee letters.
“FICO” means Fair Isaac & Co., or any successor thereto.
“Freddie Mac” means the Federal Home Loan Mortgage Corporation or any successor thereto.

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“Freddie Mac Assignment Agreement” means the Assignment Agreement, dated as of December 20, 2012, among the Administrative Agent, Rocket Mortgage and Freddie Mac, as the same may be amended from time to time.
“GAAP” means generally accepted accounting principles in effect from time to time in the United States of America and applied on a consistent basis.
“GNMA” means the Government National Mortgage Association and any successor thereto.
“Good Faith Dispute” means a bona fide, good faith dispute being pursued by any Seller through appropriate proceedings, written notice of which dispute has been given by such Seller to all applicable parties, and against which adequate reserves are being maintained by such Seller.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions over either Seller, Administrative Agent or any Buyer, as applicable.
“Governmental Order” has the meaning set forth in Section 32(b) hereof.
“Guarantee” means, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a Mortgaged Property, to the extent required by Administrative Agent. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings.
“Hash Value” means, with respect to an eNote, the unique, tamper-evident digital signature of such eNote that is stored in the MERS eRegistry.
“HECM Loan” means a home equity conversion Mortgage Loan which is secured by a first lien and is eligible to be insured by FHA.
“HELOC” has the meaning set forth in the definition of Second Lien Mortgage Loan.
“High Cost Mortgage Loan” means a Mortgage Loan (a) classified as a “high cost” loan under the Home Ownership and Equity Protection Act of 1994; or (b) classified as a “high cost,” “threshold,” “covered,” or “predatory” loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees).
“HUD” means the United States Department of Housing and Urban Development or any successor thereto.

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“Income” means with respect to any Purchased Mortgage Loan at any time until repurchased by the Sellers, any principal received thereon or in respect thereof and all interest, dividends or other distributions thereon.
“Indebtedness” has the meaning assigned to such term in the Pricing Side Letter.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Sellers hereunder or under any Program Agreement and (b) Other Taxes.
“Index” means, with respect to any adjustable rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the applicable Mortgage Interest Rate.
“Indemnified Amounts” has the meaning set forth in Section 30(a) hereof.
“Indemnified Party” has the meaning set forth in Section 30(a) hereof.
“Intercreditor Agreement” means the Intercreditor Agreement, dated as of April 4, 2012, among the Administrative Agent, the Sellers, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, JPMorgan Chase Bank, National Association, Royal Bank of Canada, Bank of America, N.A., Morgan Stanley Bank, N.A. and Morgan Stanley Mortgage Capital Holdings LLC, as the same may be amended or restated from time to time.
“Interest Rate Protection Agreement” means, with respect to any or all of the Purchased Mortgage Loans, any short sale of a U.S. Treasury Security, or futures contract, or mortgage related security, or eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or Take-Out Commitment, or similar arrangement providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by a Seller.
“Joint Account Control Agreement” means the Joint Account Control Agreement, dated as of April 4, 2012, among the Administrative Agent, the Sellers, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, JPMorgan Chase Bank, National Association, Royal Bank of Canada, Bank of America, N.A., Morgan Stanley Bank, N.A., Morgan Stanley Mortgage Capital Holdings LLC and Deutsche Bank National Trust Company, as paying agent, as the same may be amended or restated from time to time.
“Joint Securities Account Control Agreement” means the Joint Securities Account Control Agreement, dated as of April 4, 2012, among the Administrative Agent, the Sellers, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, JPMorgan Chase Bank, National Association, Royal Bank of Canada, Bank of America, N.A., Morgan Stanley Bank, N.A., Morgan Stanley Mortgage Capital Holdings LLC and Deutsche Bank National Trust Company, as securities intermediary, as the same may be amended or restated from time to time.
“Lien” means any mortgage, lien, pledge, charge, security interest or similar encumbrance.
“Loan to Value Ratio” or “LTV” means with respect to any Mortgage Loan, the ratio of the original outstanding principal amount of the Mortgage Loan, to the lesser of (a) the Appraised Value of the related Mortgaged Property at origination or (b) if the Mortgaged

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Property was purchased within twelve (12) months of the origination of such Mortgage Loan, the purchase price of the related Mortgaged Property.
“Location” means, with respect to an eNote, the location of such eNote which is established by reference to the MERS eRegistry.
“Margin Call” has the meaning specified in Section 6(a) hereof.
“Margin Deadline” has the meaning specified in Section 6(b) hereof.
“Margin Deficit” has the meaning specified in Section 6(a) hereof.
“Margin Excess” has the meaning specific in Section 6(d) hereof.
“Market Value” has the meaning assigned to such term in the Pricing Side Letter.
“Master Servicer Field” means, with respect to an eNote, the field entitled, “Master Servicer” in the MERS eRegistry.
“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or condition (financial or otherwise) of the Sellers and any Affiliate that is a party to any Program Agreement taken as a whole; (b) a material impairment of the ability of the Sellers and any Affiliate that is a party to any Program Agreement taken as a whole to perform under any Program Agreement and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Program Agreement against the Sellers and any Affiliate that is a party to any Program Agreement, taken as a whole. Notwithstanding the foregoing, a “Material Adverse Effect” shall not include any effect caused by or attributable solely to the gross negligence or willful misconduct on the part of Administrative Agent or any Buyer.
“Maximum Aggregate Purchase Price” has the meaning assigned to such term in the Pricing Side Letter.
“Maximum Committed Purchase Price” has the meaning assigned to such term in the Pricing Side Letter.
“Maximum Value Amount” means, on each date of determination, an amount equal to the lesser of (a) the Market Value of the applicable Purchased Mortgage Loan or (b) the unpaid principal balance of such Purchased Mortgage Loan (which, with respect to Business Purpose Loans, for the avoidance of doubt, the unpaid principal balance thereof includes amounts actually disbursed to the Mortgagor.
“MERS” means Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.
“MERS eDelivery” means the transmission system operated by the Electronic Agent that is used to deliver eNotes, other Electronic Records and data from one MERS eRegistry member to another using a system-to-system interface and conforming to the standards of the MERS eRegistry.
“MERS eRegistry” means the electronic registry operated by the Electronic Agent that acts as the legal system of record that identifies the Controller and Location of the Authoritative Copy of registered eNotes and the Delegatee and the Master Servicer Field and Subservicer Field (if any) with respect thereto.

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“MERS Org ID” means a number assigned by the Electronic Agent that uniquely identifies MERS members, or, in the case of a MERS Org ID that is a “Secured Party Org ID”, uniquely identifies MERS eRegistry members, which assigned numbers for each of Administrative Agent, Seller and Custodian have been provided to the parties hereto.
“MERS System” means the mortgage electronic registry system operated by the Electronic Agent that tracks changes in Mortgage ownership, mortgage servicers and servicing rights ownership.
“Monthly Payment” means the scheduled monthly payment of principal and interest on a Mortgage Loan.
“Moody’s” means Moody’s Investors Service, Inc. or any successors thereto.
“Mortgage” means each mortgage, assignment of rents, security agreement and fixture filing, or deed of trust, assignment of rents, security agreement and fixture filing, deed to secure debt, assignment of rents, security agreement and fixture filing, or similar instrument creating and evidencing a lien on real property and other property and rights incidental thereto.
“Mortgage File” means, with respect to a Mortgage Loan, the documents and instruments relating to such Mortgage Loan and set forth in Exhibit E-1 to the Custodial Agreement.
“Mortgage Interest Rate” means the rate of interest borne on a Mortgage Loan from time to time in accordance with the terms of the related Mortgage Note.
“Mortgage Loan” means any residential, business or commercial mortgage loan (including a home equity loan and HECM Loans) evidenced by a Mortgage Note and secured by a first or second lien mortgage, which satisfies the requirements set forth in the applicable Underwriting Guidelines and Section 13(b) hereof; provided, however, that Mortgage Loans shall not include any High Cost Mortgage Loans.
“Mortgage Loan Documents” means the documents in the related Mortgage File to be delivered to the Custodian.
“Mortgage Loan Schedule” means with respect to any Transaction as of any date, a mortgage loan schedule in the form of either (a) Exhibit C attached hereto or (b) a computer tape or other electronic medium generated by the applicable Seller, and delivered to Administrative Agent and Custodian, which provides information (including, without limitation, the information set forth on Exhibit C attached hereto) relating to the Purchased Mortgage Loans in a format acceptable to Administrative Agent.
“Mortgage Note” means the promissory note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.
“Mortgaged Property” means the real property securing repayment of the debt evidenced by a Mortgage Note.
“Mortgagor” means the obligor or obligors on a Mortgage Note, including any person who has assumed or guaranteed the obligations of the obligor thereunder.
“Multiemployer Plan” means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by a Seller or any ERISA Affiliate and that is covered by Title IV of ERISA.

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“Netting Agreement” means the Amended and Restated Margin, Setoff and Master Netting Agreement, dated as of May 24, 2017, among the Administrative Agent, CS Cayman, Alpine, Credit Suisse Securities (USA) LLC and Rocket Mortgage, as the same may be amended or restated from time to time.
“Non-Affiliate Buyer” has the meaning specified in Section 19 hereof.
“Non-Affiliate MRA” has the meaning specified in Section 19 hereof.
“Non-Affiliate Transactions” has the meaning specified in Section 19 hereof.
“Non-Agency Mortgage Loan” means a Mortgage Loan that (a) is not a Non-Agency Non-QM Mortgage Loan; (b) either (i) does not meet the criteria for an Agency Mortgage Loan or (ii) is an Agency Mortgage Loan that is aggregated for placement into a private label securitization or for sale to a Take-out Investor other than an Agency; (c) meets all applicable criteria as set forth in the Underwriting Guidelines and (d) is identified as a Non-Agency Mortgage Loan by Administrative Agent and Seller.
“Non-Agency Non-QM Mortgage Loan” means a Mortgage Loan that (a) does not meet the criteria for a Qualified Mortgage Loan; (b) meets all applicable criteria as set forth in the Underwriting Guidelines; and (c) is otherwise acceptable to Administrative Agent in its sole discretion.
“Non-Performing Mortgage Loan” has the meaning assigned to such term in the Pricing Side Letter.
“Non-QM – Low FICO Mortgage Loan” means a Mortgage Loan (a) that is a Non-Agency Non-QM Mortgage Loan and (b) for which the Mortgagor’s FICO score at the time of origination was at least 575 but not greater than 640.
“Notice Date” has the meaning given to it in Section 3(b) hereof.
“Obligations” means (a) all of each Seller’s obligations to pay the Repurchase Price on the Repurchase Date, the Price Differential on each Price Differential Payment Date, and other obligations, indebtedness and liabilities, to Administrative Agent and Buyers or Custodian arising under, or in connection with, the Program Agreements, whether now existing or hereafter arising; (b) any and all sums paid by Administrative Agent, Buyers or Administrative Agent on behalf of Buyers in order to preserve any Purchased Mortgage Loan or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of each Seller’s obligations, indebtedness and liabilities referred to in clause (a), the reasonable out-of-pocket expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Purchased Mortgage Loan, or of any exercise by Administrative Agent or Buyers of their rights under the Program Agreements, including, without limitation, reasonable attorneys’ fees and disbursements and court costs; (d) all of each Seller’s indemnity obligations to Administrative Agent, Buyers and Custodian or both pursuant to the Program Agreements and (e) all of each Seller’s obligations under the Servicing Facility Agreement and the other Servicing Facility Documents, (i) as long as Administrative Agent or an Affiliate of Administrative Agent is the “Administrative Agent” as defined in such Servicing Facility Agreement, or (ii) until all outstanding aggregate “Repurchase Price” under such Servicing Facility Agreement have been paid in full and all “Transactions” under the Servicing Facility Agreement have terminated.
“OFAC” has the meaning set forth in Section 13(a)(27) hereof.

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“Officer’s Compliance Certificate” has the meaning assigned to such term in the Pricing Side Letter.
“One Reverse” means One Reverse Mortgage, LLC, a Delaware limited liability company and a Seller.
“One Reverse Termination Trigger Event” means the occurrence of any of the following:
(1)While One Reverse is a Seller hereunder, any transaction or event as a result of which [***] cease to directly or indirectly own beneficially or of record, at least fifty-one percent (51%) of the membership interests of One Reverse; provided, however, so long as it does not otherwise create a Default or Event of Default hereunder, any transaction, event, sale, transfer, or other disposition of all or substantially all of One Reverse’s assets or equity interests in One Reverse, any consummation of a share exchange, merger or consolidation of One Reverse with or into another entity, or any other corporate reorganization after which Permitted Holders continue to directly or indirectly own beneficially or of record more than fifty percent (50%) of the voting equity interests of Rocket Mortgage or its successor shall not be deemed to be a One Reverse Termination Trigger Event; provided, that One Reverse shall be deemed removed from this Agreement and all applicable Program Agreements;
(2)the sale, transfer, or other disposition of all or substantially all of One Reverse’s assets (excluding any such action taken in connection with any securitization transaction or any action that complies with clause (1) above), which sale, transfer, or other disposition occurs without Administrative Agent’s prior written consent;
(3)a material impairment of the ability of One Reverse to perform under any Program Agreement and to avoid any Event of Default or a material adverse effect upon the legality, validity, binding effect or enforceability of any Program Agreement against One Reverse;
(4)One Reverse is insolvent, or is rendered insolvent by any Transaction and, after giving effect to such Transaction, is left with an unreasonably small amount of capital with which to engage in its business;
(5)One Reverse incurs, or believes that it has incurred, debts beyond its ability to pay such debts as they mature or is contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such entity or any of its assets;
(6)One Reverse enters into any transaction to liquidate, wind up or dissolve itself (or suffers any liquidation, winding up or dissolution); provided, however, that if such liquidation, winding up or dissolution results in Rocket Mortgage owning all of the Purchased Mortgage Loans subject to rights hereunder, such action shall not constitute a One Reverse Termination Trigger Event and One Reverse shall be deemed removed from this Agreement and all applicable Program Agreements;
(7)One Reverse fails to maintain its status with GNMA as an approved lender in good standing (unless such failure is an independent decision

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of One Reverse and in no way attributed to a disapproval or other adverse action taken against One Reverse specifically (as opposed to all approved lenders generally) by GNMA), if such failure is not cured within ten (10) Business Days following receipt of written notice of such failure;
(8)any material adverse change in the Property, business, financial condition or operations of One Reverse, in each case as determined by Administrative Agent in its sole good faith discretion, or any other condition exists which, in Administrative Agent’s sole good faith discretion, constitutes a material impairment of One Reverse’s ability to perform its obligations under this Agreement or any other Program Agreement; or
(9)any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of One Reverse or shall have taken any action to displace the Executive Management of One Reverse or to materially curtail its authority in the conduct of the business of One Reverse, or takes any action in the nature of enforcement to remove, limit or restrict the approval of One Reverse as an issuer or buyer of Mortgage Loans or securities backed thereby, and such action (i) is determined by Administrative Agent in its sole good faith discretion to be materially adverse to Administrative Agent and Buyers taken as a whole, One Reverse, the Repurchase Assets or One Reverse's ability to perform under this Agreement and (ii) shall not have been discontinued or stayed within thirty (30) days.
“Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes or any excise, sales, goods and services or transfer taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Program Agreement.
“Participant” means any participant as contemplated by Section 22.b of this Agreement which has entered into a Participation Agreement.
“Participation Agreement” means a participation agreement by and among a Participant, the Administrative Agent and the Buyers in form and substance acceptable to Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.
“Pension Protection Act” means the Pension Protection Act of 2006.
“Permitted Holders” means any or all of the following: (i) Dan Gilbert, together with (a) his spouse and children (natural or adopted) and (b) the estate, heirs, executors, personal representatives, successors or administrators upon or as a result of the death, incapacity or incompetency of such person for purposes of the protection and management of such person’s assets), and (ii) any Person the equity interests of which are owned 80% by the Persons specified in clause (i), or in the case of a trust, the beneficial interests in which are owned 80% by, or the majority of the trustees of which are, Persons specified in clause (i).

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“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.
“Plan” means an employee pension benefit or other plan as defined in Section 3(2) of ERISA, established or maintained by any Seller or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

“Pool” means a subset of Purchased Mortgage Loans subject to Transactions which shall be identified from time to time by the Administrative Agent.
“Pool Subdivision Notice” means a written notice delivered by Administrative Agent to Sellers, which shall identify the discrete Purchased Mortgage Loans which shall be allocated to different Pools.
“Pooled Mortgage Loan” means any (i) Purchased Mortgage Loan that is subject to a Transaction hereunder and is part of a pool of Purchased Mortgage Loans certified by Custodian to an Agency to be either (a) purchased by such Agency or (b) swapped for an Agency Security backed by such pool, in each case, in accordance with the terms of the guidelines issued by the applicable Agency, and (ii) the portion of any Agency Security to the extent received in exchange for, and backed by a pool of, Purchased Mortgage Loans subject to a Transaction hereunder.
“Post-Default Rate” has the meaning assigned to such term in the Pricing Side Letter.
“Power of Attorney” means a Power of Attorney substantially in the form of Exhibit E hereto.
“Price Differential” means, for each Purchased Mortgage Loan, and each Pricing Period, the sum of the Price Differential-Base, Price Differential-Incremental 1 and Price Differential-Incremental 2 for such Pricing Period.
“Price Differential-Base” means, with respect to each Purchased Mortgage Loan as of any date of determination, an amount equal to the product of (a) the applicable Pricing Rate-Base and (b) the Aggregate Purchase Price-Base.
“Price Differential-Incremental 1” means, with respect to each Purchased Mortgage Loan as of any date of determination, an amount equal to the product of (a) the applicable Pricing Rate-Incremental 1 and (b) the Aggregate Purchase Price-Incremental 1.
“Price Differential-Incremental 2” means, with respect to each Purchased Mortgage Loan as of any date of determination, an amount equal to the product of (a) the applicable Pricing Rate-Incremental 2 and (b) the Aggregate Purchase Price-Incremental 2.
“Price Differential Payment Date” means, with respect to a Purchased Mortgage Loan, the fifth (5th) day of the month following the related Purchase Date and each succeeding fifth (5th) day of the month thereafter; provided, that, with respect to such Purchased Mortgage Loan, the final Price Differential Payment Date shall be the related Repurchase Date; and provided, further, that if any such day is not a Business Day, the Price Differential Payment Date shall be the next succeeding Business Day.
“Pricing Floor” has the meaning assigned to such term in the Pricing Side Letter.

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“Pricing Period” means, with respect to each Price Differential Payment Date, the period commencing on (and including) the date that is the first calendar day of the preceding month and terminating on (and including) the earlier of (i) the Repurchase Date and (ii) last calendar day of the preceding month; provided, that the initial Pricing Period shall commence on the initial Purchase Date.
“Pricing Rate” means with respect to each Purchased Mortgage Loan, the sum of (a) with respect to the Purchase Price-Base, the Pricing Rate-Base; (b) with respect to the Purchase Price-Incremental 1, if any, the Pricing Rate-Incremental 1 and (c) with respect to the Purchase Price-Incremental 2, if any, the Pricing Rate-Incremental 2.
“Pricing Rate-Base” means with respect to the Purchase Price-Base, the sum of (a) the greater of (i) the Reference Rate and (ii) the Pricing Floor plus (b) the applicable percentage listed in the Asset Matrix.
“Pricing Rate-Incremental 1” means with respect to the Purchase Price-Incremental 1, the sum of (a) the greater of (i) the Reference Rate and (ii) the Pricing Floor plus (b) the applicable percentage listed in the Asset Matrix.
“Pricing Rate-Incremental 2” means with respect to the Purchase Price-Incremental 2, the sum of (a) the greater of (i) the Reference Rate and (ii) the Pricing Floor plus (b) the applicable percentage listed in the Asset Matrix.
“Pricing Side Letter” means the letter agreement, dated as of the date hereof, among the Administrative Agent, the Buyers and the Sellers, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Program Agreements” means, collectively, the Pricing Side Letter, the Servicing Agreement, the Servicer Notice, the Custodial Agreement, this Agreement, the Collection Account Control Agreement, the Netting Agreement, the Intercreditor Agreement, the Joint Account Control Agreement, the Joint Securities Account Control Agreement, the Freddie Mac Assignment Agreement, the Takeout Commitment Letter Agreement, as applicable, each Electronic Tracking Agreement, if entered into, and each Power of Attorney.
“Prohibited Distribution” has the meaning set forth in Section 14(o) hereof.
“Prohibited Person” has the meaning set forth in Section 13(a)(27) hereof.
“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.
“Purchase Date” means the date on which Purchased Mortgage Loans are to be transferred by the applicable Seller to Administrative Agent for the benefit of Buyers and the Purchase Price is to be paid by Administrative Agent to the applicable Seller.
“Purchase Price” means the price at which each Mortgage Loan is transferred by or contributed to a Seller, as applicable, to Administrative Agent for the benefit of Buyers, which shall equal:
(a) on the applicable Purchase Date, the applicable Purchase Price-Base plus the Purchase Price-Incremental 1, if any plus the Purchase Price-Incremental 2, if any;

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(b) on any day after the Purchase Date, except where Administrative Agent for the benefit of Buyers and such Seller agrees otherwise, the amount determined under the immediately preceding clause (a), (i) increased by the amount of any additional Purchase Price-Incremental 1 and additional Purchase Price-Incremental 2 advanced pursuant to this Agreement and (ii) decreased by the amount of any cash transferred by Seller and applied to reduce each Seller’s Obligations in accordance with this Agreement.
“Purchase Price-Base” means, with respect to any Purchased Mortgage Loan: (a) on the applicable Purchase Date, the amount remitted by Administrative Agent, on behalf of Buyers, to Sellers which shall not exceed the product of (i) the applicable Purchase Price Percentage-Base, and (ii) the applicable Maximum Value Amount, and (b) on any day after the applicable Purchase Date, the amount determined in the immediately preceding clause (a) and increased or decreased in accordance with the definition of Purchase Price set forth herein.
“Purchase Price-Incremental 1” means, with respect to any Purchased Mortgage Loan: (a) on the applicable Purchase Date, the amount remitted by Administrative Agent, on behalf of Buyers, to Sellers which shall not exceed the product of (i) the applicable Purchase Price Percentage-Incremental 1, and (ii) the applicable Maximum Value Amount, and (b) on any day after the applicable Purchase Date, the amount determined in the immediately preceding clause (a) and increased or decreased in accordance with the definition of Purchase Price set forth herein.
“Purchase Price-Incremental 2” means, with respect to any Purchased Mortgage Loan: (a) on the applicable Purchase Date, the amount remitted by Administrative Agent, on behalf of Buyers, to Sellers which shall not exceed the product of (i) the applicable Purchase Price Percentage-Incremental 2, and (ii) the applicable Maximum Value Amount, and (b) on any day after the applicable Purchase Date, the amount determined in the immediately preceding clause (a) and increased or decreased in accordance with the definition of Purchase Price set forth herein.
“Purchase Price Percentage” means, (a) with respect to the Purchase Price-Base, the Purchase Price Percentage-Base; (b) with respect to the Purchase Price-Incremental 1, if any, the Purchase Price Percentage-Incremental 1 and (c) with respect to the Purchase Price-Incremental 2, if any, the Purchase Price Percentage-Incremental 2.
“Purchase Price Percentage-Base” has the meaning set forth in the Asset Matrix.
“Purchase Price Percentage-Incremental 1” has the meaning set forth in the Asset Matrix.
“Purchase Price Percentage-Incremental 2” has the meaning set forth in the Asset Matrix.
“Purchase Price Percentage - Total” means, with respect to each Purchased Mortgage Loan, the sum of (a) the Purchase Price Percentage-Base, plus (b) the Purchase Price Percentage-Incremental 1 and (c) the Purchase Price Percentage-Incremental 2.
“Purchased Mortgage Loans” means the collective reference to Mortgage Loans together with the Repurchase Assets related to such Mortgage Loans transferred by the

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applicable Seller to Administrative Agent for the benefit of Buyers in a Transaction hereunder, and/or listed on the related Mortgage Loan Schedule attached to the related Transaction Request, which such Mortgage Loans the Custodian has been instructed to hold for the benefit of Administrative Agent pursuant to the Custodial Agreement.
“Qualified Insurer” means a mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac or GNMA, as applicable.
“Qualified Mortgage Loan” means a Mortgage Loan which is a “Qualified Mortgage” as defined in 12 CFR 1026.43(e) including all applicable official staff interpretations, or any successor rule, regulation or interpretation, or which is a refinancing of a non-standard mortgage as set forth in 12 CFR 1026.43(d) including all applicable official staff interpretations, or any successor rule, regulation or interpretation.
“Records” means all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by Sellers or any other person or entity with respect to a Purchased Mortgage Loan. Records shall include the Mortgage Notes, any Mortgages, the Mortgage Files, the credit files related to the Purchased Mortgage Loan and any other instruments necessary to document or service a Mortgage Loan; provided that the “Records” of an eMortgage Loan include the eMortgage Loan’s related Electronic Records, including the related eNote, rather than their paper equivalents.
“Reference Rate” means Adjusted Daily Simple SOFR, or a Successor Rate pursuant to Section 5(d) of this Agreement.
“Register” has the meaning assigned to such term in Section 22 hereof.
“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York, or any successor of any of the foregoing.
“Repledge Transaction” has the meaning set forth in Section 18 hereof.
“Repledgee” has the meaning set forth in Section 18 hereof.
“Reporting Date” means the fifth (5th) day of each month or, if such day is not a Business Day, the next succeeding Business Day.
“Repurchase Assets” has the meaning assigned thereto in Section 8 hereof.
“Repurchase Date” means the earlier of (i) the Termination Date, (ii) the date determined by the time periods set forth in paragraph (iv) of the definition of Asset Value, (iii) the date determined by application of Section 16 hereof or (iv) the date identified to Administrative Agent by the applicable Seller as the date that the related Mortgage Loan is to be sold pursuant to a Take-Out Commitment.
“Repurchase Price” means the price at which Purchased Mortgage Loans are to be transferred from Administrative Agent on behalf of Buyers to the applicable Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the accrued but unpaid Price Differential as of the date of such determination.

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“Request for Certification” means a notice sent to the Custodian reflecting the sale of one or more Purchased Mortgage Loans to Administrative Agent for the benefit of Buyers hereunder.
“Requirement of Law” means, with respect to any Person, any law, treaty, rule or regulation or determination of an arbitrator, a court or other governmental authority, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Responsible Officer” means as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer or treasurer of such Person.
“RHS Loan” means a Mortgage Loan originated in accordance with the Rural Housing Service Guaranteed Loan Program, which loan is subject to a Rural Housing Service Guaranty Commitment and eligible for delivery to an Agency for sale or inclusion in a mortgage backed securities loan pool.
“Rural Housing Service” or “RHS” means the Rural Housing Service of the U.S. Department of Agriculture or any successor.
“Rural Housing Service Approved Lender” means a lender which is approved by the Rural Housing Service to act as a lender in connection with the origination of RHS Loans.
“Rural Housing Service Guaranty” means with respect to a RHS Loan, the agreements evidencing the guaranty of such Mortgage Loan by the Rural Housing Service.
“S&P” means Standard & Poor’s Ratings Services, or any successor thereto.
“Schwab Purchase Agreement” means the Mortgage Loan Sale and Purchase Agreement, dated as of October 24, 2011, between Rocket Mortgage and Charles Schwab Bank.
“Scratch and Dent Mortgage Loan” means a first lien Mortgage Loan (i) originated by a Seller in accordance with the criteria of an Agency or Non-Agency Mortgage Loan, as applicable, except such Mortgage Loan is not eligible for sale to the original Take-Out Investor or has been subsequently repurchased from such original Take-Out Investor, in each case, for reasons other than delinquent payment under such Mortgage Loan, (ii) is acceptable to Buyers or Administrative Agent in their sole discretion and (iii) which is not thirty (30) or more days delinquent.
“SEC” means the Securities and Exchange Commission, or any successor thereto.
“Second Lien Mortgage Loan” means a Mortgage Loan or a home equity revolving line of credit (a “HELOC”) that is secured by a second lien on the related Mortgaged Property in accordance with the applicable Underwriting Guidelines.
“Sellers” means Rocket Mortgage and One Reverse Mortgage, LLC or any of their permitted successors and assigns.
“Servicer” means (a) with respect to Rocket Mortgage, Rocket Mortgage, any interim servicer for correspondent loans, or any other servicer or subservicer approved by Administrative Agent in its sole discretion and (b) with respect to One Reverse, One Reverse, Reverse Mortgage Solutions, Inc., any interim servicer for correspondent loans, or any other servicer or subservicer approved by Administrative Agent in its sole discretion.

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“Servicer Notice” means (a) with respect to Rocket Mortgage, a notice acknowledged and agreed to by a third party Servicer substantially in the form of Exhibit M hereto and (b) with respect to One Reverse, a notice acknowledged and agreed to by a third party Servicer substantially in the form of Exhibit M hereto.
“Servicing Agreement” means (a) with respect to Rocket Mortgage, any servicing agreement entered into between Rocket Mortgage and a third party Servicer as the same may be amended, restated, supplemented or otherwise modified from time to time and (b) with respect to One Reverse, any servicing agreement entered into between One Reverse and a third party Servicer as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Servicing Facility Agreement” means that certain Amended and Restated Master Repurchase Agreement (Participation Certificates and Servicing) dated as of May 24, 2017, among the Administrative Agent, CS Cayman, Alpine, and other Buyers from time to time party to the Servicing Facility Agreement, and Rocket Mortgage, as amended, restated, supplemented or otherwise modified from time to time.
“Servicing Facility Documents” shall mean “Program Agreements” as defined in the Servicing Facility Agreement.
“Servicing Facility Rights” has the meaning set forth in Section 8 hereof.
“Servicing Rights” means rights of any Person to administer, service or subservice, the Purchased Mortgage Loans or to possess related Records.
“Settlement Agent” means, with respect to any Transaction the subject of which is a Wet-Ink Mortgage Loan, the entity approved by Administrative Agent, in its sole good-faith discretion, which may be a title company, escrow company or attorney in accordance with local law and practice in the jurisdiction where the related Wet-Ink Mortgage Loan is being originated. A Settlement Agent is deemed approved unless Administrative Agent notifies Sellers otherwise at any time electronically or in writing.
“Severance Notice” has the meaning set forth in Section 19 hereof.
“SIPA” means the Securities Investor Protection Act of 1970, as amended from time to time.
“SOFR” means, with respect to any SOFR Business Day, a rate per annum equal to the secured overnight financing rate for such SOFR Business Day published by the SOFR Administrator on the SOFR Administrator’s Website at approximately 8:00 a.m. (New York City time) on the immediately succeeding SOFR Business Day.
“SOFR Administrator” means the Federal Reserve Bank of New York (or any successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the SOFR Administrator’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Business Day” means a day on which banks are open for dealing in foreign currency and exchange in London, New York City and Washington, D.C.

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“Special Requirement” shall mean (a) for Fannie Mae, that certain Specialty Servicer Portfolios – Warehouse Lender Provisions 05/2012 between Rocket Mortgage and Fannie Mae (as amended or restated from time to time), and (b) for Freddie Mac, that certain Freddie Mac Refinance Mortgage – Same Servicer Offering Available to Seller for Certain Mortgages Previously Sold by Taylor, Bean and Whitaker to Freddie Mac (as amended or restated from time to time), each as approved by Administrative Agent.
“Statement Date” has the meanings specific in Section 13(a)(5) hereof.
“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one (1) or more Subsidiaries of such Person or by such Person and one (1) or more Subsidiaries of such Person.
“Subservicer Field” means, with respect to an eNote, the field entitled “Subservicer” in the MERS eReigstry.
“Successor Rate” means a rate determined by Administrative Agent in accordance with Section 5.d hereof.
“Successor Rate Conforming Changes” means with respect to any proposed Successor Rate, any technical, administrative or operational change (including any change to the timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides, in its sole good faith discretion, may be appropriate to reflect the adoption and implementation of such Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Successor Rate exists, in such other manner of administration as the Administrative Agent decides, in its sole good faith discretion, is reasonably necessary in connection with the administration of this Agreement or any other Program Agreement).
“Take-Out Commitment” means a commitment of a Seller to either (a) sell one or more identified Mortgage Loans to a Take-Out Investor or (b) (i) swap one or more identified Mortgage Loans with a Take-Out Investor that is an Agency for an Agency Security, and (ii) sell the related Agency Security to a Take-Out Investor, and in each case, the corresponding Take-Out Investor’s commitment back to a Seller to effectuate any of the foregoing, as applicable. With respect to any Take-Out Commitment with an Agency, the applicable agency documents list Administrative Agent as sole subscriber.
“Takeout Commitment Letter Agreement” means that certain letter agreement by and between the Administrative Agent and Charles Schwab Bank, dated as of March 13, 2012.
“Take-Out Investor” means (a) with respect to all Mortgage Loans other than Second Lien Mortgage Loans, (i) an Agency or (ii) any other institution which has made a Take-Out Commitment and has been approved by Administrative Agent for the benefit of Buyers or

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(b) with respect to the Second Lien Mortgage Loans, Charles Schwab Bank or any other institution which has been approved by Administrative Agent for the benefit of Buyers.
“Taxes” means any and all present or future taxes (including social security contributions and value added taxes), levies, imposts, duties (including stamp duties), deductions, charges (including ad valorem charges), withholdings (including backup withholding), assessments, fees or other charges of any nature whatsoever imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Termination Date” has the meaning assigned to such term in the Pricing Side Letter.
“TILA-RESPA Integrated Disclosure Rule” means the Truth-in-Lending Act and Real Estate Settlement Procedures Act Integrated Disclosure Rule, adopted by the Consumer Financial Protection Bureau, which is effective for residential mortgage loan applications received on or after October 3, 2015.
“Transaction” has the meaning set forth in Section 1 hereof.
“Transaction Request” means a request via email or other electronic transmission and which may be in the form of a Mortgage Loan Schedule, from the applicable Seller to Administrative Agent notifying Administrative Agent that the applicable Seller wishes to enter into a Transaction hereunder and that indicates that it is a Transaction Request under this Agreement. For the avoidance of doubt, a Transaction Request may refer to multiple Mortgage Loans; provided that each Mortgage Loan shall be deemed to be subject to its own Transaction.

“Transfer of Control” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller of such eNote.
“Transfer of Control and Location” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Controller and Location of such eNote.
“Transfer of Location” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Location of such eNote.
“Transfer of Servicing” means, with respect to an eNote, a MERS eRegistry transfer transaction used to request a change to the current Master Servicer Field or Subservicer Field of such eNote.
“Transferable Record” means an Electronic Record under E-Sign and UETA that (i) would be a note under the Uniform Commercial Code if the Electronic Record were in writing, (ii) the issuer of the Electronic Record has expressly agreed is a “transferable record”, and (iii) for purposes of E-Sign, relates to a loan secured by real property.
“Trust Receipt and Certification” means, with respect to any Transaction as of any date, the related “Trust Receipt” as defined in the Custodial Agreement.
“UETA” means the Uniform Electronic Transactions Act, as adopted in the state where the Mortgaged Property is located, and as may be supplemented, amended or replaced from time to time, any applicable state or local equivalent or similar laws and regulations, and any rules, regulations and guidelines promulgated under any of the foregoing.

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“Unauthorized Master Servicer or Subservicer Modification” means, with respect to an eNote, an unauthorized Transfer of Location, an unauthorized Transfer of Servicing or an unauthorized change in any other information, status or data, including, without limitation, a change of the Master Servicer Field or Subservicer Field with respect to such eNote on the MERS eRegistry, initiated by the Seller, any Servicer or a vendor of either of them, in each case in contravention of the terms of this Agreement; provided that the Location status of such eNote may be transferred pursuant to (i) a Bailee Letter, (ii) a Request for Release of Documents or (iii) Administrative Agent’s written request or instruction.
“Underwriting Guidelines” means: (i) with respect to any Mortgage Loans for which an Agency is the intended Take-Out Investor, such Agency’s standards, procedures and guidelines for underwriting and acquiring Mortgage Loans; (ii) with respect to any Mortgage Loans for which Administrative Agent or an Affiliate of Administrative Agent is the intended Take-Out Investor, Administrative Agent’s or such Affiliate’s standards, procedures, and guidelines (as provided to Sellers) for underwriting and acquiring Mortgage Loans; and (iii) with respect to any Mortgage Loans for which a Take-Out Investor other than one specified in subsections (i) or (ii) immediately above is the intended Take-Out Investor, such Take-Out Investor’s standards, procedures, and guidelines for underwriting and acquiring Mortgage Loans, which standards, procedures, and guidelines described in this clause (iii), to the extent that they differ from Agency standards, procedures, and guidelines, shall be provided by Sellers to Administrative Agent and approved by Administrative Agent in writing in its sole discretion.
“Uniform Commercial Code” means the Uniform Commercial Code as in effect on the date hereof in the State of New York or the Uniform Commercial Code as in effect in the applicable jurisdiction.
“U.S. Tax Compliance Certificate” has the meaning set forth in Section 11(e)(ii)(B) hereof.
“VA” means the U.S. Department of Veterans Affairs, an agency of the United States of America, or any successor thereto including the Secretary of Veterans Affairs.
“VA Approved Lender” means a lender which is approved by the VA to act as a lender in connection with the origination of VA Loans.
“VA Loan” means a Mortgage Loan which is subject of a VA Loan Guaranty Agreement as evidenced by a VA Loan Guaranty Agreement, or a Mortgage Loan which is a vendor loan sold by the VA.
“VA Loan Guaranty Agreement” means the obligation of the United States to pay a specific percentage of a Mortgage Loan (subject to a maximum amount) upon default of the Mortgagor pursuant to the Servicemen’s Readjustment Act, as amended.
“Value Reduction Event” has the meaning assigned to such term in the Pricing Side Letter.
“Warehouse Electronic System” means the system utilized by Administrative Agent, either directly or through its vendors, and which may be accessed by Sellers in connection with delivering and obtaining information and requests in connection with the Program Agreements.
“Wet-Ink Delivery Date” has the meaning assigned to such term in the Pricing Side Letter.

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“Wet-Ink Documents” means, with respect to any Wet-Ink Mortgage Loan, the (a) Transaction Request and (b) the Mortgage Loan Schedule.
“Wet-Ink Mortgage Loan” means a Mortgage Loan which a Seller is selling to Administrative Agent for the benefit of a Buyer simultaneously with the origination thereof.
3.Program; Initiation of Transactions; Allocation of Purchase Price
a.From time to time, Administrative Agent (for the benefit of Buyers) will facilitate the purchase by Buyers from either Seller certain Mortgage Loans that have been either originated by either Seller or purchased by either Seller from other originators. This Agreement is a commitment by Administrative Agent on behalf of Committed Buyer to enter into Transactions with Sellers for an amount equal to the Maximum Committed Purchase Price on or before the Termination Date. This Agreement is not a commitment by Administrative Agent on behalf of Buyers to enter into Transactions with Sellers for amounts exceeding the Maximum Committed Purchase Price or after the Termination Date but rather sets forth the procedures to be used in connection with periodic requests for Administrative Agent on behalf of Buyers to enter into Transactions with Sellers. Each Seller hereby acknowledges that, beyond the Maximum Committed Purchase Price or after the Termination Date, Administrative Agent on behalf of Buyers is under no obligation to agree to enter into, or to enter into, any Transaction pursuant to this Agreement. All Purchased Mortgage Loans shall exceed or meet the applicable Underwriting Guidelines, and shall be serviced by Servicer. The sum of the aggregate outstanding Purchase Price-Base, Purchase Price-Incremental 1 and Purchase Price-Incremental 2 shall not exceed the Maximum Aggregate Purchase Price.
b.With respect to each Transaction involving Mortgage Loans which are not Wet-Ink Mortgage Loans, the applicable Seller shall give Administrative Agent and Custodian at least one (1) Business Day’s prior notice of any proposed Purchase Date (the date on which such notice is given, the “Notice Date”); provided, that if a Seller is delivering twenty-five (25) or fewer Mortgage Loans, which are not Wet-Ink Mortgage Loans, on a Purchase Date, the notice shall be delivered on or before 10:30 a.m. (New York City time) on the Purchase Date. With respect to Wet-Ink Mortgage Loans, the applicable Seller shall deliver notice of any proposed purchase on or before 3:00 p.m. (New York City time) on the Purchase Date. On the Notice Date, the applicable Seller shall (i) request that Administrative Agent enter into a Transaction by furnishing to Administrative Agent a Transaction Request, and (ii) deliver to Administrative Agent and Custodian a Mortgage Loan Schedule, in accordance with the Custodial Agreement. Following receipt of such request, Administrative Agent shall enter into such requested Transaction to the extent such Transaction would not exceed the Maximum Committed Purchase Price or such Transaction is after the Termination Date. To the extent such Transaction would exceed the Maximum Committed Purchase Price, Administrative Agent may enter into such Transaction in its sole discretion. In the event the Mortgage Loan Schedule provided by the applicable Seller contains erroneous computer data, is not formatted properly or the computer fields are otherwise improperly aligned, Administrative Agent shall provide written or electronic notice to the applicable Seller describing such error and the applicable Seller shall correct the computer data, reformat or properly align the computer fields itself and resubmit the Mortgage Loan Schedule as required herein.

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c.Notwithstanding anything in any of the Program Documents to the contrary, with respect to any eMortgage Loan and any requirements to deliver the portion of any Mortgage File or any Records with respect to any eMortgage Loan that is an Electronic Record (including, without limitation, pursuant to Section 3.e, 3.f, 4.a, 4.b or 10.b), the applicable Seller shall deliver to Custodian each of Administrative Agent’s and the applicable Seller’s MERS Org IDs, and shall cause (i) the Authoritative Copy of the related eNote to be delivered to the eVault via a secure electronic file, (ii) the Controller status of the related eNote to be transferred to Administrative Agent, (iii) the Location status of the related eNote to be transferred to Custodian, (iv) the Delegatee status of the related eNote to be transferred to Custodian, in each case using MERS eDelivery and the MERS eRegistry and (v) the Master Servicer Field status of the related eNote to be the applicable Seller, in each case using MERS eDelivery and the MERS eRegistry (collectively, the “eNote Delivery Requirements”). Compliance with the eNote Delivery Requirements shall constitute physical delivery of the original signed eNote to, and physical possession of the original signed eNote by, the Custodian on behalf of Administrative Agent and the Buyers at the Location and Control of the eNote by Administrative Agent on behalf of Administrative Agent and the Buyers for all purposes under the Program Documents.
d.Reserved.
e.Upon the satisfaction of the applicable conditions precedent set forth in Section 10 hereof, all of Sellers’ interest in the Repurchase Assets shall pass to Administrative Agent on behalf of Buyers on the Purchase Date, against the transfer of the Purchase Price to the applicable Seller. Upon transfer of the Mortgage Loans to Administrative Agent on behalf of Buyers as set forth in this Section and until termination of any related Transactions as set forth in Sections 4 or 16 of this Agreement, ownership of each Mortgage Loan, including each document in the related Mortgage File and Records, is vested in the applicable Buyers; provided that, prior to the recordation by the Custodian as provided for in the Custodial Agreement, record title in the name of the applicable Seller to each Mortgage shall be retained by the applicable Seller in trust, for the benefit of Administrative Agent on behalf of Buyers, for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans. For the avoidance of doubt, the parties acknowledge and agree that the rights to the Purchased Mortgage Loans shall be held by the Administrative Agent for the benefit of Buyers.
f.On each Purchase Date, the Administrative Agent shall allocate the Purchase Price for such Purchased Mortgage Loan among the Purchase Price-Base, Purchase Price-Incremental 1 and Purchase Price Incremental 2 according to the Allocated Percentages attributable thereto.
g.With respect to each Wet-Ink Mortgage Loan, by no later than 12:00 noon (New York City time) on the Wet-Ink Delivery Date, the applicable Seller shall cause the related Settlement Agent to deliver to the Custodian the remaining documents in the Mortgage File.
4.Repurchase; One Reverse Termination Trigger Event
a.The applicable Seller shall repurchase the related Purchased Mortgage Loans from Administrative Agent for the benefit of Buyers, and Administrative Agent on behalf of Buyers shall sell such Purchased Mortgage Loans on each

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related Repurchase Date. Such obligation to repurchase exists without regard to any prior or intervening liquidation or foreclosure with respect to any Purchased Mortgage Loan (but liquidation or foreclosure proceeds received by Administrative Agent shall be applied to reduce the Repurchase Price for such Purchased Mortgage Loan on each Price Differential Payment Date except as otherwise provided herein). The applicable Seller is obligated to repurchase and take physical possession of the Purchased Mortgage Loans from Administrative Agent or its designee (including the Custodian) at the applicable Seller’s expense on the related Repurchase Date, and upon receipt of the Repurchase Price therefor, Administrative Agent is obligated to tender (or cause its designee to tender) such physical possession of the Purchased Mortgage Loans to the applicable Seller on the related Repurchase Date. Upon such transfer of the Mortgage Loans back to the applicable Seller as set forth in this Section, ownership of each Mortgage Loan, including each document in the related Mortgage File and Records, is vested in the applicable Seller. Notwithstanding anything herein to the contrary, Sellers shall have the right, provided that no Event of Default shall have occurred and is continuing, to repurchase any Purchased Mortgage Loan.
b.Provided that no Default shall have occurred and is continuing, and Administrative Agent has received the related Repurchase Price (excluding accrued and unpaid Price Differential, which, for the avoidance of doubt, shall be paid on the next succeeding Price Differential Payment Date) upon repurchase of the Purchased Mortgage Loans, Administrative Agent and Buyers will each be deemed to have released their respective interests hereunder in the Purchased Mortgage Loans (including, the Repurchase Assets related thereto) at the request of the applicable Seller. The Purchased Mortgage Loans (including the Repurchase Assets related thereto) shall be delivered to the Sellers free and clear of any lien, encumbrance or claim of Administrative Agent or the Buyers. With respect to payments in full by the related Mortgagor of a Purchased Mortgage Loan, the applicable Seller agrees to (i) provide Administrative Agent with a copy of a report from the related Servicer indicating that such Purchased Mortgage Loan has been paid in full, (ii) remit to Administrative Agent for the benefit of Buyers, within two (2) Business Days after the applicable Seller’s receipt of such payment in full, the Repurchase Price with respect to such Purchased Mortgage Loans and (iii)  provide Administrative Agent a notice specifying each Purchased Mortgage Loan that has been prepaid in full. Administrative Agent and Buyers agree to release their respective interests in Purchased Mortgage Loans which have been prepaid in full after receipt of evidence of compliance with clauses (i) through (iii) of the immediately preceding sentence.
c.Whenever under the Program Documents Administrative Agent, any Buyer or any Repledgee is required or permitted to transfer or release Purchased Mortgage Loans back to any Seller or its designee or to deliver (including delivering physical possession) any Mortgage File or any Records to any Seller in connection with a transfer of Purchased Mortgage Loans back to any Seller or its designee, with respect to eMortgage Loans, and any related requirements to deliver the portion of any Mortgage File or any Records with respect to any eMortgage Loan that is an Electronic Record (including, without limitation, pursuant to Sections 4.a, 4.b or 8), Administrative Agent shall, as directed by the applicable Seller, cause (i) the Controller status of the related eNote to be transferred to the applicable Seller or its designee and (ii) the Location status of the related eNote to be transferred to the Person designated by the applicable

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Seller (which may include Custodian, the applicable Seller or its designee), and the applicable Seller shall cause (x) the Delegatee status of the related eNote to be transferred to the Person designated by the applicable Seller (which may include Custodian, the applicable Seller or its designee), and (y) the Master Servicer Field or Subservicer Field, as applicable, status of the related eNote to be transferred to Person designated by the applicable Seller, in each case using MERS eDelivery and the MERS eRegistry. Compliance with these requirements shall constitute physical delivery of the original signed eNote to, and physical possession of the original signed eNote by, the Person at the designated Location and Control of the eNote by the person designated by the Seller as the Controller for all purposes under the Program Documents. Upon such transfer of the Mortgage Loans back to the applicable Seller or its designee, ownership of each Mortgage Loan, including each document in the related Mortgage File and Records, is vested in the applicable Seller or such designee.
d.With respect to any Purchased Mortgage Loan, Administrative Agent shall allocate any Repurchase Price in respect thereof (x) prior to an Event of Default, pro rata among the Purchase Price-Base, Purchase Price-Incremental 1 and Purchase Price-Incremental 2 based upon the Allocated Percentage of each; and (y) on and after an Event of Default, first to the Buyers of the Purchase Price-Base until all Obligations in respect of the Purchase Price-Base are reduced to zero, second to the Purchase Price-Incremental 1 until all Obligations in respect of the Purchase Price-Incremental 1 are reduced to zero and third to the Purchase Price-Incremental 2 until all Obligations in respect of the Purchase Price-Incremental 2 are reduced to zero.
5.Price Differential
a.On each Business Day that a Transaction is outstanding, the Pricing Rate shall be reset and, unless otherwise agreed, the accrued and unpaid Price Differential for the preceding Pricing Period shall be settled in cash on each related Price Differential Payment Date. Two (2) Business Days prior to the Price Differential Payment Date, Administrative Agent shall give Sellers written or electronic notice of the amount of the Price Differential due on such Price Differential Payment Date. On the Price Differential Payment Date, Sellers shall pay to Administrative Agent the Price Differential for the benefit of Buyers for such Price Differential Payment Date (along with any other amounts to be paid pursuant to Section 7 hereof and Section 3 of the Pricing Side Letter), by wire transfer in immediately available funds. Prior to the occurrence and continuance of an Event of Default, the Administrative Agent shall apply all payments of Price Differential in respect of any Purchased Mortgage Loan pro rata among the Price Differential-Base, the Price Differential-Incremental 1 and the Price Differential-Incremental 2 based upon the Allocated Percentage of each. On and after an Event of Default, any application of Price Differential will first be attributed to the Price Differential-Base then due and owing until reduced to zero, second to the Price Differential-Incremental 1 then due and owning until reduced to zero and third to the Price Differential-Incremental 2 then due and owning until reduced to zero.
b.If Sellers fail to pay all or part of the Price Differential by 3:00 p.m. (New York City time) on the related Price Differential Payment Date, with respect to any Purchased Mortgage Loan, Sellers shall be obligated to pay to Administrative Agent for the benefit of Buyers (in addition to, and together with, the amount of such Price Differential) interest on the unpaid Repurchase Price at

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a rate per annum equal to the Post-Default Rate until the Price Differential is received in full by Administrative Agent for the benefit of Buyers.
c.Sellers, or either of them, may remit to Administrative Agent funds up to the then-outstanding Purchase Price, to be applied as of the date such funds are received by Administrative Agent towards the aggregate outstanding Purchase Price of Purchased Mortgage Loans subject to outstanding Transactions on a pro rata basis. The Price Differential shall be applied, and shall accrue on the Purchase Price then outstanding, after such application of such funds as provided in the preceding sentence.
d.If prior to any Price Differential Payment Date, Administrative Agent determines in its sole good faith discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the Reference Rate; (ii) the Reference Rate is no longer in existence; (iii) continued implementation of the Reference Rate is no longer operationally, administratively or technically feasible or no significant market practice for the administration of the Reference Rate exists, (iv) the Reference Rate will not adequately and fairly reflect the cost to Administrative Agent and Buyers of purchasing or maintaining Transactions or (v) the administrator of the Reference Rate or a Governmental Authority having jurisdiction over Administrative Agent has made a public statement identifying a specific date after which the Reference Rate shall no longer be made available or used for determining the interest rate of loans, Administrative Agent shall give sixty (60) days’ written notice to Sellers that Administrative Agent will implement a Successor Rate and such notice shall identify such Successor Rate, together with any Successor Rate Conforming Changes. Sellers may, within thirty (30) days after receipt of such notice, elect to terminate this Agreement in an elected terminated date that is on or after the date such Successor Rate is effective. Upon such termination, Sellers shall pay to Administrative Agent the final installment of any then due and payable Commitment Fee, calculated on a pro-rated basis for the related partial calendar quarter and, after such payment, no future Commitment Fee shall accrue under the terms of this Agreement.
e.To the extent Administrative Agent implements a Successor Rate and Successor Rate Conforming Changes it will promptly notify Sellers of the effectiveness of any such changes. Any determination of a Successor Rate and the adoption of Successor Rate Conforming Changes shall be made by Buyer in a manner substantially consistent with market practice with respect to similarly situated counterparties with substantially similar assets in similar facilities and any such Successor Rate Conforming Changes will become effective without any further action or consent of Sellers to this Agreement or the other Program Agreements.
6.Margin Maintenance
a.If at any time the outstanding Purchase Price of any Purchased Mortgage Loan subject to a Transaction is greater than the Asset Value of such Purchased Mortgage Loan subject to a Transaction (a “Margin Deficit”), then Administrative Agent may by notice to Sellers require Sellers to transfer to Administrative Agent for the benefit of Buyers cash in an amount at least equal to the Margin Deficit (such requirement, a “Margin Call”), as more fully provided in Section 6(b) immediately below.

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b.Notice delivered pursuant to Section 6(a) may be given by any written means. Except as provided below, any notice given before 10:00 a.m. (New York City time) on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on such Business Day; notice given after 10:00 a.m. (New York City time) on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on the following Business Day (the foregoing time requirements for satisfaction of a Margin Call are referred to as the “Margin Deadlines”). Notwithstanding the foregoing, in the event that the applicable Margin Deficit is greater than [***], the Margin Deadline set forth above shall apply with respect to [***] and the balance of the Margin Deficit (i.e., the amount thereof in excess of [***]) shall be satisfied by no later than 5:00 pm (New York City time) on the third (3rd) Business Day following the date of the Margin Call; provided that no Event of Default has occurred and is continuing. The failure of Administrative Agent, on any one or more occasions, to exercise its rights hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Administrative Agent to do so at a later date. Sellers and Administrative Agent each agree that a failure or delay by Administrative Agent to exercise its rights hereunder shall not limit or waive Administrative Agent’s or Buyers’ rights under this Agreement or otherwise existing by law or in any way create additional rights for Sellers.
c.In the event that a Margin Deficit exists with respect to any Purchased Mortgage Loan, Administrative Agent may retain any funds received by it to which the Sellers would otherwise be entitled hereunder, which funds (i) shall be held by Administrative Agent against the related Margin Deficit and (ii) may be applied by Administrative Agent against any Purchased Mortgage Loan for which the related Margin Deficit remains otherwise unsatisfied. Administrative Agent shall give Sellers written notice of any funds so retained and/or applied by Administrative Agent. Notwithstanding the foregoing, the Administrative Agent retains the right, in its sole good faith discretion, to make a Margin Call in accordance with the provisions of this Section 6.
d.If at any time the Asset Value of the aggregate of all Purchased Mortgage Loans subject to a Transaction hereunder as of any date of determination is greater than the aggregate Purchase Price of all Purchased Mortgage Loans subject to a Transaction hereunder as of such date (a “Margin Excess”), then Sellers may, by delivery of written notice to Administrative Agent by 10:00 a.m. (New York Time) on any Business Day (an “Excess Margin Notice”), require Administrative Agent either to (i) remit additional Purchase Price in an amount equal to the lesser of (x) such Margin Excess and (y) the amount requested by Sellers or (ii) reallocate the Purchase Price to Purchased Mortgage Loans with Margin Excess in order to release Purchased Mortgage Loans which, following such reallocation, will have a Purchase Price of zero (0). Administrative Agent shall not be obligated to remit Margin Excess or release Purchased Mortgage Loans pursuant to clause (i) or (ii) above to the extent (A) it would cause the outstanding Purchase Price to exceed the Maximum Aggregate Purchase Price or otherwise be inconsistent with the requirements or conditions of this Agreement; (B) a Default has occurred and is continuing or would exist after such action by Administrative Agent or (C) such action would cause a Margin Deficit.

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7.Income Payments
a.If Income is paid in respect of any Purchased Mortgage Loan during the term of a Transaction, such Income shall be the property of Administrative Agent for the benefit of Buyers. Notwithstanding the foregoing, and provided no Event of Default has occurred and is continuing, Administrative Agent on behalf of Buyers agrees that if a third-party Servicer is in place for any Purchased Mortgage Loans, such Servicer shall deposit such Income to the Collection Account. Each Seller shall deposit all Income received in its capacity as Servicer of any Purchased Mortgage Loans to the Collection Account in accordance with Section 12(a)(3) hereof.
b.Provided no Event of Default has occurred and is continuing, on each Price Differential Payment Date, each Seller shall remit to Administrative Agent for the benefit of Buyers an amount equal to the Price Differential out of the interest portion of the Income paid in respect to the Purchased Mortgage Loans for the preceding month in accordance with Section 5 of this Agreement which shall be applied by the Administrative Agent as set forth in Section 5 of this Agreement. Provided that no Event of Default has occurred and is continuing, upon termination of any Transaction on the Repurchase Date, to the extent that there is any excess Income after repayment of all amounts to be transferred to Administrative Agent by the applicable Seller, Administrative Agent shall remit such excess to the applicable Seller.
c.In the event that an Event of Default has occurred and is continuing, notwithstanding any provision set forth herein, each Seller shall remit to Administrative Agent for the benefit of Buyers all Income received with respect to each Purchased Mortgage Loan on the related Price Differential Payment Date or on such other date or dates as Administrative Agent notifies Sellers in writing. The Administrative Agent shall apply such Income to the Obligations in any order of priority, subject to Section 4(d) and Section 5(a) of this Agreement.
d.Notwithstanding any provision to the contrary in this Section 7, within two (2) Business Days of receipt by either Seller of any prepayment of principal in full, with respect to a Purchased Mortgage Loan, the applicable Seller shall remit such amount to Administrative Agent for the benefit of Buyers and Administrative Agent shall immediately apply any such amount received by Administrative Agent to reduce the amount of the Repurchase Price due upon termination of the related Transaction.
e.Notwithstanding anything to the contrary set forth herein, upon notice by Administrative Agent to Sellers, Sellers shall remit to Administrative Agent for the benefit of Buyers all collections received by Servicer or Sellers on the Purchased Mortgage Loans in accordance with Administrative Agent’s directions no later than the day on which aggregate collections of principal and interest (excluding principal prepayments) on the Purchased Mortgaged Loans reaches an amount to be indicated by Administrative Agent (pursuant to prior written notice to Sellers) in Administrative Agent’s sole good faith discretion.
8.Security Interest
On each Purchase Date, the applicable Seller hereby sells, assigns and conveys all rights and interests in the Purchased Mortgage Loans identified on the related Mortgage Loan Schedule and the related Repurchase Assets to Administrative Agent for the benefit of Buyers.

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Although the parties intend that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, and in any event, each Seller hereby pledges to Administrative Agent as security for the performance of Sellers’ Obligations and hereby grants, assigns and pledges to Administrative Agent a fully perfected first priority security interest in Sellers’ right, title and interest in and to the Purchased Mortgage Loans, any Agency Security or right to receive such Agency Security when issued, in each case, only to the extent specifically backed by Purchased Mortgage Loans, the Records, and all related Servicing Rights, the Program Agreements (to the extent such Program Agreements and each Seller’s right thereunder relate to the Purchased Mortgage Loans), any related Take-Out Commitments, any Property of any Seller (to the extent such Property relates to the Purchased Mortgage Loans), all insurance policies and insurance proceeds relating to any Purchased Mortgage Loan or the related Mortgaged Property, including, but not limited to, any payments or proceeds under any related primary insurance, hazard insurance and FHA Mortgage Insurance Contracts, VA Loan Guaranty Agreements and Rural Housing Service Guaranty agreements (if any), Income, the Collection Account, Interest Rate Protection Agreements, accounts (including any interest of any Seller in escrow accounts) and any other contract rights, instruments, accounts, payments, rights to payment (including payments of interest or finance charges), general intangibles and other assets of any Seller, to the extent that the same relates to the Purchased Mortgage Loans (including, without limitation, any other accounts) or any interest in the Purchased Mortgage Loans, and any proceeds (including the related securitization proceeds) and distributions with respect to any of the foregoing and any other property, rights, title or interests as are specified on a Transaction Request and/or Trust Receipt and Certification, in all instances, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Repurchase Assets”). Each Seller agrees to execute, deliver and/or file such documents and perform such acts as may be reasonably necessary to fully perfect Administrative Agent’s security interest created hereby. Furthermore, each Seller hereby authorizes the Administrative Agent to file financing statements relating to the Repurchase Assets, as the Administrative Agent, at its option, may deem appropriate. The Sellers shall pay the filing costs for any financing statement or statements prepared pursuant to this Section. Notwithstanding anything herein to the contrary, unless an Event of Default shall have occurred and be continuing, upon a Seller’s payment of the Repurchase Price to Administrative Agent, (i) any security interest of Administrative Agent in the related Mortgage Loan and in any proceeds thereof shall be released by Administrative Agent on behalf of Buyers, and (ii) with respect to any eMortgage Loan, the Administrative Agent shall initiate a Transfer of Location and a Transfer of Control of the eNotes and Delegatee and Master Servicer Field or Subservicer Field, as applicable, status with respect thereto as may be directed by the applicable Seller or its designees. Upon a Seller’s written request, Administrative Agent shall take such actions as may be reasonably necessary to evidence any such termination of a security interest in the related Mortgage Loan.
Each Seller acknowledges that it has no rights to service the Purchased Mortgage Loans. Without limiting the generality of the foregoing and in the event that each Seller is deemed to retain any residual Servicing Rights, and for the avoidance of doubt, each Seller grants, assigns and pledges to Administrative Agent a security interest in the Servicing Rights and proceeds related thereto and in all instances, whether now owned or hereafter acquired, now existing or hereafter created. The foregoing provision is intended to constitute a security agreement or other arrangement or other credit enhancement related to this Agreement and Transactions hereunder as defined under Sections 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code.
Administrative Agent and Rocket Mortgage hereby agree that in order to further secure Rocket Mortgage’s Obligations hereunder, Rocket Mortgage hereby grants to Administrative Agent, for the benefit of each applicable Buyer, a security interest in  Rocket Mortgage’s rights (but not its obligations) under the Servicing Facility Documents, including without limitation any rights to assets and rights to receive payments thereunder, but not

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including rights (including rights to receive payments) in and under the collateral thereunder, whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Servicing Facility Rights”). Rocket Mortgage shall deliver an irrevocable instruction to the buyers or administrative agent under the Servicing Facility Documents that upon receipt of notice of an Event of Default under this Agreement, the buyers or administrative agent thereunder is authorized and instructed to remit to Administrative Agent hereunder directly any amounts otherwise payable to Rocket Mortgage under the Servicing Facility Documents. In furtherance of the foregoing, such notice shall also require, upon repayment of the entire Obligations (as defined in the Servicing Facility Documents) under the Servicing Facility Agreement and the termination of all obligations of the buyers thereunder or other termination of the Servicing Facility Documents following repayment of all obligations thereunder, that, if an Event of Default shall then exist under this Agreement, or the Servicing Facility Documents, the buyers or administrative agent thereunder shall deliver to Administrative Agent hereunder any amounts otherwise payable to Rocket Mortgage under the Servicing Facility Documents. Notwithstanding any of the foregoing to the contrary, such grant of a security interest in Servicing Facility Rights shall terminate (i) when CSFBMC or its Affiliates do not constitute all of the “Buyers” (as defined in the Servicing Facility Agreement) or all of the Buyers under this Agreement, or (ii) when the outstanding aggregate “Repurchase Price” under such Servicing Facility Agreement has been paid in full and the Servicing Facility Agreement has been terminated.
With respect to the Servicing Facility Rights, Section 4.05 of the Servicing Facility Agreement is deemed to apply and is incorporated by reference herein.
9.Payment and Transfer
Unless otherwise mutually agreed in writing, all transfers of funds to be made by Sellers hereunder shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to Administrative Agent at the following account maintained by Administrative Agent: Account No. [***], for the account of CSFB Administrative Agent / Rocket Mortgage, LLC Seller-Inbound Account, Citibank, ABA No. [***] or such other account as Administrative Agent shall specify to Sellers in writing. Each Seller acknowledges that it has no rights of withdrawal from the foregoing account. All Purchased Mortgage Loans transferred by one party hereto to the other party shall be in the case of a purchase by a Buyer in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment in blank and such other documentation as Administrative Agent may reasonably request. All Purchased Mortgage Loans shall be evidenced by a Trust Receipt and Certification. Any Repurchase Price received by Administrative Agent after 2:00 p.m. (New York City time) shall be deemed received on the next succeeding Business Day.
10.Conditions Precedent
a.Continuing Transactions. As conditions precedent to continuing the Transactions outstanding on the date of this Agreement, Administrative Agent shall have received on or before the date hereof the following, in form and substance satisfactory to Administrative Agent and duly executed by each applicable Seller and each other party thereto:
(1)Program Agreements. The Program Agreements (including without limitation, a Custodial Agreement in a form acceptable to Administrative Agent) duly executed and delivered by the parties thereto and being in full force and effect, free of any modification, breach or waiver.

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(2)Security Interest. Evidence that all other actions necessary or, in the opinion of Administrative Agent, desirable to perfect and protect Administrative Agent’s and Buyers’ interest in the Purchased Mortgage Loans and other Repurchase Assets have been taken, including, without limitation, duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1 and Form UCC-3, as applicable.
(3)Underwriting Guidelines. To the extent they are required to be set forth in Exhibit G hereto, a true and correct copy of the Underwriting Guidelines certified by an officer of each Seller.
(4)Fees. Payment of any applicable fees due and owing (as of the date of this Agreement) to Administrative Agent and Buyers hereunder including, without limitation, the Commitment Fee as set forth in the Pricing Side Letter.
(5)Insurance. Evidence Administrative Agent has been added as a loss payee under the E&O Insurance covering each Seller.
(6)Opinion of Counsel. An opinion of Sellers’ counsel, in form and substance reasonably acceptable to Administrative Agent in its sole good faith discretion, subject, however, to caveats, assumptions, and limitations to which similar opinions are typically subject.
b.All Transactions. The obligation of Administrative Agent for the benefit of Buyers to enter into each Transaction pursuant to this Agreement is subject to the following conditions precedent:
(1)Organizational Documents/Opinions. Each Seller shall have provided to Administrative Agent a certificate of the corporate secretary of such Seller substantially in form and substance acceptable to Administrative Agent in its sole good faith discretion, attaching certified copies of such Seller’s applicable charter, bylaws, limited liability company agreement and resolutions approving the Program Agreements.
(2)Good Standing Certificate. Each Seller shall have provided to Administrative Agent (i) a good standing certificate from the jurisdiction of organization of such Seller, dated as of no earlier than the date ten (10) Business Days prior to the date of delivery hereunder, and (ii) an incumbency certificate of the corporate secretary of such Seller, certifying the names, true signatures and titles of the representatives duly authorized to request transactions hereunder and to execute the Program Agreements.
(3)Due Diligence Review. Without limiting the generality of Section 35 hereof, Administrative Agent and its designated agent shall have completed, to its satisfaction, its due diligence review of the related Mortgage Loans and each Seller; provided, however, with respect to any particular Transaction, if Administrative Agent has not given written notice to Sellers of the satisfactory completion of Administrative Agent’s and its designated agent’s due diligence relating to such Transaction by no later than twenty-four (24) hours prior to the time that such Seller would otherwise be obligated hereunder to effect such Transaction, such Seller shall have an additional Business Day in which to effect such Transaction.

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(4)Required Documents.
(a)With respect to each Purchased Mortgage Loan which is not a Wet-Ink Mortgage Loan, the Mortgage File has been delivered to the Custodian in accordance with the Custodial Agreement; and
(b)With respect to each Wet-Ink Mortgage Loan, the Wet-Ink Documents have been delivered to Administrative Agent or Custodian, as the case may be, in accordance with the Custodial Agreement.
(5)Transaction Documents. Administrative Agent or its designee shall have received on or before the day of such Transaction (unless otherwise specified in this Agreement) the following, in form and substance satisfactory to Administrative Agent and (if applicable) duly executed:
(a)A Transaction Request and Mortgage Loan Schedule delivered by the applicable Seller pursuant to Section 3(b) hereof.
(b)The Request for Certification and the related Mortgage Loan Schedule delivered by the applicable Seller, and the Trust Receipt and Certification and Custodial Mortgage Loan Schedule delivered by Custodian.
(c)Such certificates or other documents as Administrative Agent may reasonably request.
(d)Solely with respect to any Transaction involving one or more Second Lien Mortgage Loans that are Purchased Mortgage Loans subject to the Schwab Purchase Agreement, the Takeout Commitment Letter Agreement has been executed by all applicable parties and such agreement remains in full force and effect.
(6)No Default. No Default or Event of Default shall have occurred and be continuing.
(7)Requirements of Law. Neither Administrative Agent nor Buyers shall have determined that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Administrative Agent or any Buyer has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Administrative Agent or any Buyer to enter into Transactions with a Pricing Rate based on the Reference Rate.
(8)Representations and Warranties. Both immediately prior to the related Transaction and also after giving effect thereto and to the intended use thereof, the representations and warranties made by each Seller in each Program Agreement shall be true, correct and complete on and as of such Purchase Date in all material respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
(9)Electronic Tracking Agreement. To the extent any Seller is selling Mortgage Loans which are registered on the MERS® System, an Electronic Tracking Agreement entered into, duly executed and delivered by the

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parties thereto and being in full force and effect, free of any modification, breach or waiver.
(10)Maximum Aggregate Purchase Price. After giving effect to the requested Transaction, the aggregate outstanding Purchase Price for all Purchased Mortgage Loans subject to then outstanding Transactions under this Agreement shall not exceed the Maximum Aggregate Purchase Price. Notwithstanding the preceding sentence, Administrative Agent shall have no obligation to enter into any Transaction, if, (a) as a result of such Transaction the aggregate Purchase Price for all Purchased Mortgage Loans subject to then outstanding Transactions under this Agreement exceed the Maximum Committed Purchase Price or (b) the Purchase Date is after the Termination Date.
(11)Material Adverse Change. None of the following shall have occurred and/or be continuing:
(a)Credit Suisse AG, New York Branch’s corporate bond rating as calculated by S&P or Moody’s has been lowered or downgraded to a rating below investment grade by S&P or Moody’s;
(b)an event or events shall have occurred resulting in the effective absence of a market for financing debt obligations secured by mortgage loans similar to Purchased Mortgage Loans or securities backed by such Mortgage Loans or an event or events shall have occurred resulting in Committed Buyer not being able to finance Purchased Mortgage Loans with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or
(c)an event or events shall have occurred resulting in the effective absence of a “securities market” for securities backed by mortgage loans similar to the Purchased Mortgage Loans or an event or events shall have occurred resulting in Committed Buyer not being able to sell securities backed by mortgage loans similar to the Purchased Mortgage Loans at prices which would have been reasonable prior to such event or events; or
(d)there shall have occurred a material adverse change in the financial condition of Committed Buyer which affects (or can reasonably be expected to affect) materially and adversely the ability of such Committed Buyer to fund its obligations under this Agreement;
provided, that, (x) the Administrative Agent and Committed Buyer shall not invoke subclause (a), (b), (c) or (d) with respect to either of the Sellers unless the Administrative Agent or the Committed Buyer shall invoke any similar clause contained in other similar agreements with similar terms to this Agreement between Administrative Agent or the Committed Buyer and other Persons that are substantially similar to the Sellers (including without limitation terms providing funding by the Administrative Agent or the Committed Buyer to such person or persons on a committed basis) and with respect to substantially the same types of assets as the Mortgage Loans that would be the subject of Transactions hereunder, and (y) the Administrative Agent or the Committed Buyer will give Seller notice in form and substance deemed appropriate by Administrative Agent or the Committed Buyer, upon request, of the reasons (which may not be exhaustive) for Administrative Agent’s or the Committed Buyer’s good faith belief that any of subclause (a), (b), (c) or (d) has occurred; provided, that such notice shall not in

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any way reduce or limit or condition the rights and remedies of Administrative Agent or the Committed Buyer hereunder or under any other provision of this Agreement or the Program Agreements.
(12)Underwriting Guidelines. Neither Seller shall have amended or otherwise modified the Underwriting Guidelines (to the extent that such Underwriting Guidelines are under such Seller’s control) without the prior written consent of Administrative Agent (which consent shall be deemed to have been given unless Administrative Agent notifies such Seller of Administrative Agent’s objection to such amendment or modification within thirty (30) days of such Seller’s written request to Administrative Agent for Administrative Agent’s consent). Without limiting the foregoing, in the event that any Seller makes any amendment or modification to the Underwriting Guidelines, such Seller shall promptly deliver to Administrative Agent a complete copy of the amended or modified Underwriting Guidelines.
(13)Designated Assets – Purchase Price Incremental 2. With respect to each proposed Transaction the subject of which is a Designated Asset which is eligible for Purchase Price-Incremental 2, no Disqualification Event shall have occurred and be continuing.
11.Program; Costs
a.Subject to Section 35, Sellers shall reimburse Administrative Agent for any of Administrative Agent’s reasonable (and documented) out-of-pocket costs, including due diligence review costs and reasonable attorney’s fees, incurred by Administrative Agent in determining the acceptability to Administrative Agent and Buyers of any Mortgage Loans. Sellers shall also pay, or reimburse Administrative Agent and Buyers if Administrative Agent or Buyers shall pay, any termination fee, which may be due any servicer in connection with the termination of the servicing of a Mortgage Loan if such termination is required pursuant to the terms of this Agreement; provided, however, that Sellers shall be entitled to written evidence of such termination fee. Legal fees for any subsequent amendments to this Agreement or related documents shall be borne by Sellers. Sellers shall pay ongoing custodial and bank fees and expenses and any other ongoing fees and expenses under any other Program Agreement. Without limiting the foregoing, Sellers shall pay all fees as and when required under the Pricing Side Letter.

b.If any Buyer determines that, due to the introduction of, any change in, or the compliance by such Buyer with (i) any eurocurrency reserve requirement or (ii) the interpretation of any law, regulation or any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be an increase in the cost to such Buyer in engaging in the present or any future Transactions, then Sellers agree to pay to such Buyer, from time to time, upon demand by such Buyer (with a copy to Custodian) the actual cost of additional amounts as specified by such Buyer to compensate such Buyer for such increased costs.
c.With respect to any Transaction, Administrative Agent and Buyers may conclusively rely upon, and shall incur no liability to Sellers in acting upon, any request or other communication that Administrative Agent and Buyers reasonably believe to have been given or made by a person authorized to enter into a Transaction on Sellers’ behalf, whether or not such person is listed on the certificate delivered pursuant to Section 10.b(2) hereof.

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d.Notwithstanding the assignment of the Program Agreements with respect to each Purchased Mortgage Loan to Administrative Agent for the benefit of Buyers, each Seller agrees and covenants with Administrative Agent and Buyers to use commercially reasonable efforts to enforce such Seller’s rights and remedies set forth in the Program Agreements.
e.(i) Any payments made by Sellers to Administrative Agent or a Buyer or permitted Buyer assignee hereunder or any Program Agreement shall be made free and clear of and without deduction or withholding for any Taxes, except as required by applicable law. If any Seller shall be required by applicable law (as determined in the good faith discretion of the applicable withholding agent) to deduct or withhold any Tax from any sums payable to Administrative Agent or a Buyer or permitted Buyer assignee, then (i) such Seller shall make such deductions or withholdings and pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law; (ii) to the extent the withheld or deducted Tax is an Indemnified Tax, the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 11(e)) Administrative Agent or the applicable Buyer receives an amount equal to the sum it would have received had no such deductions or withholdings been made; and (iii) such Seller shall notify the Administrative Agent of the amount paid and shall provide the original or a certified copy of a receipt issued by the relevant Governmental Authority evidencing such payment as soon as practicable but no later than thirty (30) days thereafter. Sellers shall otherwise indemnify Administrative Agent and such Buyer, within ten (10) Business Days after demand therefor, for any Indemnified Taxes imposed on Administrative Agent or such Buyer (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 11(e)) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to Sellers by a Buyer or Administrative Agent shall be conclusive absent manifest error. Administrative Agent or the applicable Buyer shall promptly repay to Sellers any refund of any amounts received by any of them that can be directly attributable to the Program Documents, as determined by Administrative Agent in its sole good faith discretion, and amounts paid pursuant to this Section 11.
    (ii) Administrative Agent shall cause each Buyer and permitted Buyer assignee to deliver to the Sellers, at the time or times reasonably requested by the Sellers, such properly completed and executed documentation reasonably requested by the Sellers as will permit payments made hereunder to be made without withholding or at a reduced rate of withholding. In addition, Administrative Agent shall cause each Buyer and permitted Buyer assignee, if reasonably requested by Sellers, to deliver such other documentation prescribed by applicable law or reasonably requested by the Sellers as will enable the Sellers to determine whether or not such Buyer or permitted Buyer assignee is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in this Section 11, the completion, execution and submission of such documentation (other than such documentation in Section 11(e)(ii)(A), (B) and (C) below) shall not be required if in such Buyer’s or any permitted Buyer’s assignee’s judgment such completion, execution or submission would subject such Buyer or permitted Buyer assignee to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Buyer or permitted Buyer assignee. Without limiting the generality of the foregoing, Administrative Agent shall cause a Buyer or permitted Buyer assignee to deliver to the Sellers the following properly completed and duly executed documents, to the extent legally entitled to do so:

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(A) in the case of a Buyer or permitted Buyer assignee which is a “U.S. Person” as defined in section 7701(a)(30) of the Code, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 (or any successor form thereto) certifying that it is not subject to U.S. federal backup withholding tax;
(B) in the case of a Buyer or permitted Buyer assignee which is not a “U.S. Person” as defined in Code section 7701(a)(30): (I) a properly completed and executed IRS Form W-8BEN, W-8BEN-E or W-8ECI, as appropriate, evidencing entitlement to a zero percent (0%) or reduced rate of U.S. federal income tax withholding on any payments made hereunder, (II) in the case of such non-U.S. Person claiming exemption from the withholding of U.S. federal income tax under Code sections 871(h) or 881(c) with respect to payments of “portfolio interest,” a duly executed certificate (a “U.S. Tax Compliance Certificate”) to the effect that such non-U.S. Person is not (x) a “bank” within the meaning of Code section 881(c)(3)(A), (y) a “10 percent shareholder” of any Seller or affiliate thereof, within the meaning of Code section 881(c)(3)(B), or (z) a “controlled foreign corporation” described in Code section 881(c)(3)(C), (III) to the extent such non-U.S. person is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if such non-U.S. person is a partnership and one or more direct or indirect partners of such non-U.S. person are claiming the portfolio interest exemption, such non-U.S. person may provide a U.S. Tax Compliance Certificate on behalf of each such direct and indirect partner, and (IV) executed originals of any other form or supplementary documentation prescribed by law as a basis for claiming exemption from or a reduction in United States federal withholding tax together with such supplementary documentation as may be prescribed by law to permit a Seller to determine the withholding or deduction required to be made.
(C) if a payment made to a Buyer or permitted Buyer assignee under this Agreement would be subject to U.S. federal withholding tax imposed by FATCA if such Buyer or permitted assignee were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), Administrative Agent on behalf of such Buyer or permitted assignee shall deliver to the Sellers at the time or times prescribed by law and at such time or times reasonably requested by the Sellers such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Sellers as may be necessary for the Sellers to comply with their obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 11(e), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
The applicable IRS forms referred to above shall be delivered by Administrative Agent on behalf of each applicable Buyer or permitted Buyer assignee on or prior to the date on which such person becomes a Buyer or permitted Buyer assignee under this Agreement, as the case may be, and upon the obsolescence or invalidity of any IRS form previously delivered by it hereunder.

f.Any indemnification payable by Sellers to Administrative Agent or a Buyer or permitted Buyer assignee for Indemnified Taxes that are imposed on such Buyer or permitted Buyer assignee, as described in Section 11(e)(i) hereof, shall be paid by Sellers within ten (10) Business Days after demand therefor from Administrative Agent.

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A certificate as to the amount of such payment or liability delivered to the Sellers by the Administrative Agent on behalf of a Buyer or permitted Buyer assignee shall be conclusive absent manifest error.
g.If Administrative Agent determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 11(e) (including by the payment of additional amounts pursuant to this Section 11(g)), it shall pay to the Sellers an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of Administrative Agent and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Sellers, upon the request of Administrative Agent, shall repay to Administrative Agent the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that Administrative Agent is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will Administrative Agent be required to pay any amount to Sellers pursuant to this paragraph (g) the payment of which would place Administrative Agent in a less favorable net after-Tax position than Administrative Agent would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require Administrative Agent to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to Sellers or any other Person.
h.Each party’s obligations under this Section 11 shall survive any assignment of rights by, or the replacement of, a Buyer or a permitted Buyer assignee, and the repayment, satisfaction or discharge of all obligations under any Program Agreement.
i.Each party to this Agreement acknowledges that it is its intent for purposes of U.S. federal, state and local income and franchise taxes to treat each Transaction as indebtedness of Sellers that is secured by the Purchased Mortgage Loans, and the Purchased Mortgage Loans as owned by Sellers in the absence of an Event of Default by Seller. Administrative Agent on behalf of Buyers and Sellers agree that they will treat and report for all tax purposes the Transactions entered into hereunder as one or more loans from a Buyer to Sellers secured by the Purchased Mortgage Loans, unless otherwise prohibited by law or upon a final determination by any taxing authority that the Transactions are not loans for tax purposes.
12.Servicing
a.Servicing with Respect to Rocket Mortgage
(1)Rocket Mortgage, on Administrative Agent’s and Buyers’ behalf, shall contract with Servicer to, or if Rocket Mortgage is the Servicer, Rocket Mortgage shall, service the Mortgage Loans consistent with the degree of skill and care that Rocket Mortgage customarily requires with respect to similar Mortgage Loans owned or managed by it and in accordance with Accepted Servicing Practices. To the extent that Rocket Mortgage is the Servicer, Rocket Mortgage shall (i) comply in all material respects with all applicable federal, State and local laws and regulations, (ii) maintain all state and federal licenses necessary for it to perform its servicing responsibilities hereunder and (iii) not impair in any material respect the rights of Administrative Agent or Buyers in any

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Mortgage Loans or any payment thereunder. Administrative Agent may terminate the servicing of any Mortgage Loan with the then-existing Servicer in accordance with Section 12(a)(5) hereof.
(2)Rocket Mortgage shall cause the Servicer to hold or cause to be held all escrow funds collected by Rocket Mortgage and Servicer with respect to any Purchased Mortgage Loans in trust accounts and shall apply the same for the purposes for which such funds were collected.
(3)Rocket Mortgage shall cause the Servicer to deposit all collections other than escrow funds received by Servicer on the Purchased Mortgage Loans in the Collection Account no later than the fifth (5th) Business Day following receipt; provided, however, that any amounts required to be remitted to Administrative Agent shall be deposited in the Collection Account on or prior to the day on which such remittance is to occur.
(4)Upon Administrative Agent’s request, Rocket Mortgage shall provide promptly to Administrative Agent (i) a Servicer Notice addressed to and agreed to by the Servicer of the related Purchased Mortgage Loans, advising such Servicer of such matters as Administrative Agent may reasonably request, including, without limitation, recognition by the Servicer of Administrative Agent’s and Buyers’ interest in such Purchased Mortgage Loans and the Servicer’s agreement that upon receipt of notice of an Event of Default from Administrative Agent, it will follow the instructions of Administrative Agent with respect to the Purchased Mortgage Loans and any related Income with respect thereto.
(5)Upon written notice, Administrative Agent shall have the right to immediately terminate the Servicer’s right to service the Purchased Mortgage Loans without payment of any penalty or termination fee. Rocket Mortgage and the Servicer shall cooperate in transferring the servicing of the Purchased Mortgage Loans to a successor servicer appointed by Administrative Agent in its sole discretion.
(6)If Rocket Mortgage should discover that, for any reason whatsoever, Rocket Mortgage or any entity responsible to Rocket Mortgage for managing or servicing any such Purchased Mortgage Loan has failed to perform fully Rocket Mortgage’s obligations under the Program Agreements or any of the obligations of such entities with respect to the Purchased Mortgage Loans, Rocket Mortgage shall promptly notify Administrative Agent.
(7)For the avoidance of doubt, Rocket Mortgage retains no economic rights to the servicing of the Purchased Mortgage Loans; provided that Rocket Mortgage shall continue to service the Purchased Mortgage Loans hereunder as part of its Obligations hereunder. As such, Rocket Mortgage expressly acknowledges that the Purchased Mortgage Loan are sold to Administrative Agent for the benefit of Buyers on a “servicing released” basis.
b.Servicing with Respect to One Reverse
(1)One Reverse, on Administrative Agent’s and Buyers’ behalf, shall contract with Servicer to, or if One Reverse is the Servicer, shall, service the Mortgage Loans consistent with the degree of skill and care that One Reverse customarily requires with respect to similar Mortgage Loans owned or

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managed by it and in accordance with Accepted Servicing Practices. One Reverse and Servicer shall (i) comply with all applicable federal, state and local laws and regulations, (ii) maintain all state and federal licenses necessary for it to perform its servicing responsibilities hereunder and (iii) not impair the rights of Administrative Agent or Buyers in any Mortgage Loans or any payment thereunder. Administrative Agent may terminate the servicing of any Mortgage Loan with the Servicer in accordance with Section 12(b)(5) hereof.
(2)One Reverse shall and shall cause the Servicer to hold or cause to be held all escrow funds collected by One Reverse and Servicer with respect to any Purchased Mortgage Loans in trust accounts and shall apply the same for the purposes for which such funds were collected.
(3)One Reverse shall and shall cause the Servicer to deposit all collections other than escrow funds received by Servicer on the Purchased Mortgage Loans in the account set forth in Section 9 upon an Event of Default.
(4)One Reverse shall provide to Administrative Agent a Servicer Notice addressed to and agreed to by the Servicer of the related Purchased Mortgage Loans, advising such Servicer of such matters as Administrative Agent may reasonably request, including, without limitation, recognition by the Servicer of Administrative Agent's and Buyers’ interest in such Purchased Mortgage Loans and the Servicer's agreement that upon receipt of notice of an Event of Default from Administrative Agent, it will follow the instructions of Administrative Agent with respect to the Purchased Mortgage Loans and any related Income with respect thereto.
(5)Upon written notice, Administrative Agent shall have the right to immediately terminate the Servicer's right to service the Purchased Mortgage Loans under the Servicing Agreement without payment of any penalty or termination fee. One Reverse and the Servicer shall cooperate in transferring the servicing of the Purchased Mortgage Loans to a successor servicer appointed by Administrative Agent on behalf of Buyers in its sole discretion.
(6)If One Reverse should discover that, for any reason whatsoever, One Reverse or any entity responsible to One Reverse for managing or servicing any such Purchased Mortgage Loan has failed to perform fully One Reverse’s obligations under the Program Agreements or any of the obligations of such entities with respect to the Purchased Mortgage Loans, One Reverse shall promptly notify Administrative Agent.
(7)For the avoidance of doubt, One Reverse retains no economic rights to the servicing of the Purchased Mortgage Loans other than One Reverse's rights under the Servicing Agreement. As such, One Reverse expressly acknowledges that the Purchased Mortgage Loans are sold to Administrative Agent for the benefit of Buyers on a "servicing released" basis with such servicing retained by the Servicer.
13.Representations and Warranties
a.Each Seller represents and warrants to Administrative Agent and Buyers as of the date hereof and as of each Purchase Date for any Transaction that:

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(1)Seller Existence. Rocket Mortgage has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Michigan. One Reverse has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware.
(2)Licenses. Each Seller is duly licensed or is otherwise qualified in each jurisdiction in which it transacts business for the business which it conducts and is not in default of any applicable federal, state or local laws, rules and regulations unless, in either instance, the failure to take such action is not reasonably likely (either individually or in the aggregate) to cause a Material Adverse Effect and is not in default of such state’s applicable laws, rules and regulations. Each Seller has the requisite power and authority and legal right to originate and purchase Mortgage Loans (as applicable) and to own, sell and grant a lien on all of its right, title and interest in and to the Mortgage Loans, and to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, each Program Agreement and any Transaction Request. Each Seller is a HUD approved mortgagee and, to the extent a Seller is originating VA Loans, a VA Approved Lender and, to the extent a Seller is originating RHS Loans, a Rural Housing Service Approved Lender.
(3)Power. Each Seller has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect.
(4)Due Authorization. Each Seller has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the Program Agreements, as applicable. This Agreement, any Transaction Request and the Program Agreements have been (or, in the case of Program Agreements and any Transaction Request not yet executed, will be) duly authorized, executed and delivered by each applicable Seller, all requisite or other corporate action having been taken, and each is valid, binding and enforceable against each applicable Seller in accordance with its terms except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.
(5)Financial Statements. Rocket Mortgage has heretofore furnished to Administrative Agent a copy of its consolidated balance sheet of Rocket Mortgage as of December 31, 2016 and the related consolidated statements of income and retained earnings and of cash flows for Rocket Mortgage for the year then ended, setting forth in each case in comparative form the figures for the previous year ended December 31, 2015, with the opinion thereon of Ernst & Young. All such financial statements are complete and correct in all material respects and fairly present, in all material respects, the consolidated financial condition of Rocket Mortgage and the consolidated results of its operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. As of the date of this Agreement, since December 31, 2016, there has been no material adverse change in the consolidated business, operations or financial condition of Rocket Mortgage from that set forth in said financial statements nor is Rocket Mortgage aware of any state of facts which (with notice or the lapse of time) would or would be

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reasonably likely to result in any such material adverse change. Rocket Mortgage has, on the date of the statements delivered pursuant to this Section (the “Statement Date”) no liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of Rocket Mortgage except as heretofore disclosed to Administrative Agent in writing.
(6)Event of Default. There exists no Event of Default under Section 15(b) hereof, which default gives rise to a right to accelerate Indebtedness as referenced in Section 15(b) hereof, under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money or to the repurchase of mortgage loans or securities.
(7)Solvency. Rocket Mortgage, on a consolidated basis, is solvent and will not be rendered insolvent by any Transaction and, after giving effect to such Transaction, will not be left with an unreasonably small amount of capital with which to engage in its business. Rocket Mortgage, on a consolidated basis, does not intend to incur, nor does it believe that it has incurred, debts beyond its ability to pay such debts as they mature and is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such entity or any of its assets. The amount of consideration being received by Sellers upon the sale of the Purchased Mortgage Loans to Administrative Agent for the benefit of Buyers constitutes reasonably equivalent value and fair consideration for such Purchased Mortgage Loans. Neither Seller is transferring any Purchased Mortgage Loans with any intent to hinder, delay or defraud any of its creditors.
(8)No Conflicts. The execution, delivery and performance by each applicable Seller of this Agreement, any Transaction Request hereunder and the Program Agreements do not conflict with any term or provision of the applicable certificate of incorporation, certificate of formation, limited liability company agreement or by-laws of such Seller or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to such Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over such Seller, which conflict would have a Material Adverse Effect and will not result in any violation of any such mortgage, instrument, agreement or obligation to which such Seller is a party.
(9)True and Complete Disclosure. All information, reports, exhibits, schedules, financial statements or certificates of each Seller or any Affiliate thereof or any of their officers furnished or to be furnished to Administrative Agent or Buyers in connection with the initial or any ongoing due diligence of each Seller, or any Affiliate or officer thereof, and the negotiation, preparation, or delivery of the Program Agreements are true and complete in all material respects and do not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading. All financial statements have been prepared in accordance with GAAP.

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(10)Approvals. No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by each applicable Seller of this Agreement, any Transaction Request and the Program Agreements.
(11)Litigation. Except as set forth in Schedule 3 attached hereto, there is no action, proceeding or investigation pending with respect to which either of the Sellers has received service of process or, to the best of each Seller’s knowledge threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, any Transaction, Transaction Request or any Program Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Transaction Request or any Program Agreement, (C) making a claim individually or in an aggregate amount greater than [***], (D) which requires filing with the SEC in accordance with the 1934 Act or any rules thereunder or (E) which might materially and adversely affect the validity of the Mortgage Loans or the performance by it of its obligations under, or the validity or enforceability of, this Agreement, any Transaction Request or any Program Agreement.
(12)Material Adverse Change. There has been no material adverse change in the business, operations, financial condition or properties of the Sellers, taken as a whole, since the date set forth in the most recent financial statements supplied to Administrative Agent.
(13)Ownership. Upon payment of the Purchase Price and the filing of the financing statement and delivery of the Mortgage Files to the Custodian and the Custodian’s receipt of the related Request for Certification, the Administrative Agent shall become the sole owner of the Purchased Mortgage Loans and related Repurchase Assets for the benefit of the Buyers, free and clear of all liens and encumbrances.
(14)Underwriting Guidelines. The Underwriting Guidelines provided to Administrative Agent are the true and correct Underwriting Guidelines of each Seller.
(15)Taxes. Each Seller has filed all federal income tax returns and all other material tax returns that are required to be filed by it and have paid all taxes due pursuant to such returns or pursuant to any assessment received by it, except for any such taxes as are subject to a Good Faith Dispute. The charges, accruals and reserves on the books of each Seller in respect of taxes and other governmental charges are, in the opinion of such Seller, adequate.
(16)Investment Company. No Seller nor any of its Subsidiaries is an “investment company”, or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.
(17)Chief Executive Office; Jurisdiction of Organization. On the date of this Agreement, Rocket Mortgage’s chief executive office is located at 1050 Woodward Avenue, Detroit, Michigan 48226-1906. On the date of this Agreement, Rocket Mortgage’s jurisdiction of organization is the state of Michigan. Rocket Mortgage shall provide Administrative Agent with thirty (30) days’ advance notice of any change in Rocket Mortgage’s principal office or

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place of business or jurisdiction. Rocket Mortgage has the trade names set forth on the attached Schedule 5. During the preceding five (5) years, Rocket Mortgage has not been known by or done business under any other name, corporate or fictitious, and has not filed or had filed against it any bankruptcy receivership or similar petitions nor has it made any assignments for the benefit of creditors, except that it has (or had, within such period) the dbas as set forth on the attached Schedule 5. On the date of this Agreement, One Reverse Mortgage’s chief executive office is located at 644 Woodward Avenue, Detroit, Michigan 48226. Seller’s jurisdiction of organization is the State of Delaware. One Reverse shall provide Administrative Agent with thirty (30) days’ advance notice of any change in One Reverse’s jurisdiction of organization. One Reverse has no other trade names.
(18)Location of Books and Records. The location where each Seller keeps its books and records, including all computer tapes and records relating to the Purchased Mortgage Loans and the related Repurchase Assets is its chief executive office.
(19)Adjusted Tangible Net Worth. On the date of this Agreement, Rocket Mortgage’s Adjusted Tangible Net Worth is not less than the threshold set forth in Section 2.1 of the Pricing Side Letter.
(20)ERISA. Each Plan to which each of the Sellers or its Subsidiaries make direct contributions, and, to the knowledge of Sellers, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other federal or state law.
(21)Adverse Selection. Neither Seller has selected the Purchased Mortgage Loans in a manner so as to adversely affect Buyers’ interests.
(22)Agreements. No Seller nor any Subsidiary of any Seller is a party to any agreement, instrument, or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 13(a)(5) hereof. No Seller nor any Subsidiary of any Seller is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties, or financial condition of Sellers as a whole. No holder of any Indebtedness of any Seller or of any of its Subsidiaries has given notice of any asserted material default thereunder.
(23)Other Indebtedness. All Indebtedness (other than Indebtedness evidenced by this Agreement) of Sellers existing on the date hereof is listed on Exhibit J hereto (the “Existing Indebtedness”).
(24)Agency Approvals. With respect to each Agency Security and to the extent necessary, Rocket Mortgage is an FHA Approved Mortgagee and a VA Approved Lender and One Reverse is an FHA Approved Mortgagee. Rocket Mortgage is also approved by Fannie Mae as an approved lender and Freddie Mac as an approved seller/servicer, and, to the extent necessary, approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act. In each such case, each Seller is in good

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standing, with no event having occurred or such Seller having any reason whatsoever to believe or suspect will occur prior to the issuance of the Agency Security or the consummation of the Take-Out Commitment, as the case may be, including, without limitation, a change in insurance coverage which would either make a Seller unable to comply with the eligibility requirements for maintaining all such applicable approvals or require notification to the relevant Agency or to HUD, FHA or VA. Should a Seller for any reason cease to possess all such applicable approvals, or should notification to the relevant Agency or to HUD, FHA or VA be required, Sellers shall so notify Administrative Agent immediately in writing. Each Seller has adequate financial standing, servicing facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same types as may from time to time constitute Mortgage Loans sold by it to Administrative Agent hereunder and in accordance with Accepted Servicing Practices.
(25)No Reliance. Each Seller has made its own independent decisions to enter into the Program Agreements and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including without limitation, legal counsel and accountants) as it has deemed necessary. Neither Seller is relying upon any advice from Administrative Agent or Buyers as to any aspect of the Transactions, including without limitation, the legal, accounting or tax treatment of such Transactions.
(26)Plan Assets. No Seller is an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code, and the Purchased Mortgage Loans are not “plan assets” within the meaning of 29 CFR §2510.3 101 as amended by Section 3(42) of ERISA, in a Seller’s hands, and transactions by or with a Seller are not subject to any foreign, state or local statute regulating investments or fiduciary obligations with respect to governmental plans within the meaning of Section 3(32) of ERISA or church plans within the meaning of Section 3(33) of ERISA.
(27)No Prohibited Persons. No Seller nor any of its Affiliates, officers, directors, partners or members, is an entity or person: (i) that is listed in the annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 (“EO13224”); (ii) whose name appears on the most current “List of Specially Designated National and Blocked Persons” (https://sanctionssearch.ofac.treas.gov/) maintained by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) (or to any Seller’s knowledge, 50 percent or greater owned or controlled by such entities or persons); (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO13224; or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a “Prohibited Person”).
b.With respect to every Purchased Mortgage Loan, each Seller represents and warrants to Administrative Agent and Buyers as of the applicable Purchase Date for any Transaction and each date thereafter that each representation and warranty set forth on Schedule 1 is true and correct.
c.The representations and warranties set forth in this Agreement shall survive transfer of the Purchased Mortgage Loans to Administrative Agent for the benefit of Buyers and to each Buyer and shall continue for so long as the

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Purchased Mortgage Loans are subject to this Agreement. Upon discovery by Sellers, Servicer or Administrative Agent of any breach of any of the representations or warranties set forth in this Agreement, the party discovering such breach shall promptly give notice of such discovery to the others.
d.Each of Administrative Agent and Buyers, as applicable, represents, warrants and covenants (as applicable) to Sellers that, as of the date hereof and as of each Purchase Date for any Transaction that:
(1)Organization. Licenses and Standing. Each of Administrative Agent and Buyers is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all licenses necessary to carry on its business as now being conducted;
(2) Due Authority. Each of Administrative Agent and Buyers has the full power and authority to perform, and to enter into and consummate, all transactions contemplated by this Agreement; Administrative Agent on behalf of Buyers and each Buyer has the full power and authority to purchase and hold each Mortgage Loan;
(3)No Conflict. Neither the acquisition of the Mortgage Loans by Administrative Agent on behalf of Buyers or any Buyer pursuant to this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a material breach of any of the terms, conditions or provisions of Administrative Agent’s or any Buyer’s charter or by-laws or result in a material breach of any legal restriction or any material agreement or instrument to which Administrative Agent or such Buyer is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any material law, rule, regulation, order, judgment or decree to which Administrative Agent or such Buyer or its property is subject;
(4)No Pending Litigation. There is no action, suit, proceeding, investigation or litigation pending which would materially and adversely affect the ability of Administrative Agent or any Buyer to enter into this Agreement or to perform its obligations hereunder; and
(5)No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Administrative Agent or any Buyer of or compliance by Administrative Agent or any Buyer with this Agreement or the consummation of the Transactions contemplated by this Agreement, or if required, such consent, approval, authorization or order has been obtained prior to the related Purchase Date.
Each Seller acknowledges and agrees that such Seller's sole remedy for a breach of a representation and warranty of the Administrative Agent and Buyers hereunder shall be to repurchase all Mortgage Loans subject to Transactions hereunder at the Repurchase Price.
14.Covenants
Each Seller covenants with Administrative Agent and Buyers that, during the term of this facility:

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a.Financial and other Unique Covenants. Rocket Mortgage shall comply with all financial covenants set forth in Section 2 of the Pricing Side Letter.
b.Reserved.
c.Litigation. Each Seller will promptly, and in any event within sixty (60) days after service of process on any of the following, give to Administrative Agent notice of all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are threatened or pending) or other legal or arbitrable proceedings affecting such Seller or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Program Agreements or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim individually or in an aggregate amount greater than [***], or (iii) which, individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect. Each Seller will promptly provide notice of any judgment, which with the passage of time, could cause an Event of Default hereunder. Any notice under this Section 14(c) shall be deemed to automatically update Schedule 3.
d.Prohibition of Fundamental Changes. Subject to the provisions set forth above in the definition of “Change in Control,” no Seller shall, without Administrative Agent’s prior written consent, enter into any transaction of merger or consolidation if the result thereof would be a Change in Control, nor shall Rocket Mortgage liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution).
e.Reserved.
f.Servicer; Asset Tape. Upon the occurrence of any of the following (a) the occurrence and continuation of an Event of Default, (b) the fifth (5th) Business Day of each month, or (c) upon the written request of Administrative Agent, Sellers shall cause each Servicer to provide to Administrative Agent, electronically, in a format mutually acceptable to Administrative Agent and Sellers, an Asset Tape by no later than the Reporting Date. Sellers shall not cause the Mortgage Loans to be serviced by any servicer other than a servicer expressly approved in writing by Administrative Agent, which approval shall be deemed granted by Administrative Agent with respect to Sellers and any Person within the definition of Servicer with the execution of this Agreement.
g.Insurance. One or both of the Sellers or their Affiliates will continue to maintain, for Sellers, insurance coverage with respect to employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount acceptable to Fannie Mae, Freddie Mac and GNMA, to the extent a Seller sells Mortgage Loans to such Agency.
h.No Adverse Claims. Each Seller warrants and will defend, and shall cause any Servicer to defend, the right, title and interest of Administrative Agent and Buyers in and to all Purchased Mortgage Loans and the related Repurchase Assets against all adverse claims and demands (other than any claim or demand related to any act or omission of Administrative Agent or Buyers, which claim or

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demand does not arise out of or relate to any breach or potential breach of a representation or warranty by such Seller under this Agreement).
i.Assignment. Except as permitted herein, neither Sellers nor any Servicer shall sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge, hypothecate or grant a security interest in or lien on or otherwise encumber (except pursuant to the Program Agreements), any of the Purchased Mortgage Loans or any interest therein, provided that this Section shall not prevent any transfer of Purchased Mortgage Loans in accordance with the Program Agreements.
j.Security Interest. Each Seller shall do all things necessary to preserve the Purchased Mortgage Loans and the related Repurchase Assets so that they remain subject to a first priority perfected security interest hereunder. Without limiting the foregoing, each Seller will comply in all material respects with all rules, regulations and other laws of any Governmental Authority and cause the Purchased Mortgage Loans or the related Repurchase Assets to comply in all material respects with all applicable rules, regulations and other laws. Neither Seller will allow any default for which such Seller is responsible to occur under any Purchased Mortgage Loans or the related Repurchase Assets or any Program Agreement and each Seller shall fully perform or cause to be performed when due all of its material obligations under any Purchased Mortgage Loans or the related Repurchase Assets and any Program Agreement.
k.Records.
(1)Each Seller shall collect and maintain or cause to be collected and maintained all Records relating to the Purchased Mortgage Loans in accordance with industry custom and practice for assets similar to the Purchased Mortgage Loans, including those maintained pursuant to the preceding subparagraph, and all such Records shall be in Custodian’s possession unless Administrative Agent otherwise approves. Sellers will exercise commercially reasonable efforts to not allow any such papers, records or files that are an original or an only copy to leave Custodian’s possession, except for individual items removed in connection with servicing a specific Mortgage Loan, in which event Sellers will obtain or cause to be obtained a receipt from a financially responsible person for any such paper, record or file. Sellers or the Servicer of the Purchased Mortgage Loans will maintain all such Records not in the possession of Custodian in good and complete condition in accordance with industry practices for assets similar to the Purchased Mortgage Loans and Sellers shall exercise commercially reasonable efforts to preserve such Records against loss.
(2)For so long as Administrative Agent has an interest in or lien on any Purchased Mortgage Loan, Sellers will hold or cause to be held all related Records in trust for Administrative Agent. Sellers shall notify, or cause to be notified, every other party holding any such Records of the interests and liens in favor of Administrative Agent granted hereby.
(3)Upon reasonable advance written notice from Custodian or Administrative Agent, Sellers shall (x) make any and all such Records available to Custodian and Administrative Agent to examine any such Records, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof, and (y) permit Administrative Agent or its authorized agents to discuss the affairs, finances and accounts of each Seller with its chief

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operating officer and chief financial officer or treasurer and to discuss the affairs, finances and accounts of such Seller with its independent certified public accountants (which shall only be done in the presence of such Seller’s controller or other officer designated by such Seller, which Person such Seller shall make available to Administrative Agent).
l.Books. Each Seller shall keep or cause to be kept in reasonable detail books and records of account of its assets and business and shall clearly reflect therein the transfer of Purchased Mortgage Loans to Administrative Agent for the benefit of Buyers.
m.Approvals. Each Seller shall maintain all licenses, permits or other approvals necessary for such Seller to conduct its business and to perform its obligations under the Program Agreements, and such Seller shall conduct its business strictly in accordance with applicable law in all material respects.
n.Material Change in Business. There shall not be (i) any material change by Sellers, taken as a whole, in the nature of their business as carried on at the date hereof, or (ii) any change in the Executive Management of Rocket Mortgage, in each case, unless Administrative Agent otherwise consents to such Seller’s written request therefor.
o.Distributions. During the occurrence and continuance of an Event of Default related to Sellers’ failure to comply with Sections 2.1, 2.3 or 2.4 of the Pricing Side Letter, Rocket Mortgage shall not (absent Administrative Agent’s prior written consent) pay any dividends with respect to any capital stock or other equity interests in such entity, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of either Seller (any such payment a “Prohibited Distribution”); provided that (i) Rocket Mortgage may pay dividends or make any such other distribution solely in connection with the payment of taxes attributable to the preceding fiscal year, so long as such payment or distribution does not, after giving effect thereto, result in an Event of Default, and (ii) this Section 14(o) shall not restrict dividends or distributions by One Reverse unless there shall have occurred and is continuing a One Reverse Termination Trigger Event pursuant to clause (6) of the definition thereof or One Reverse ceases to be owned wholly and directly by Rocket Mortgage, in which case One Reverse shall not make any Prohibited Distribution while it is a party to this Agreement and the Program Agreements.
p.Applicable Law. Each Seller shall comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority.
q.Existence. Subject to the provisions set forth in the definition of “Change in Control,” each Seller shall preserve and maintain its legal existence.
r.Chief Executive Office; Jurisdiction of Organization. No Seller shall move its chief executive office from the address referred to in Section 13(a)(17) or change its jurisdiction of organization from the jurisdiction referred to in Section 13(a)(17) unless it shall have provided Administrative Agent thirty (30) days’ prior written notice of such change.

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s.Taxes. Each Seller shall pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is the subject of a Good Faith Dispute.
t.Transactions with Affiliates. No Seller will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (1) between One Reverse (while it is a Seller) and Rocket Mortgage, or (2) upon fair and reasonable terms no less favorable to such Seller than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate, nor shall any Seller make a payment that is otherwise prohibited by this Agreement to any Affiliate; provided, that this clause shall not apply to the extent that such transaction(s) consist of a lending arrangement with such Affiliate where the total amount of such transactions are, when made, less than the amount that such Seller could have otherwise distributed as a dividend to all of its shareholders without such distribution (after giving effect thereto) resulting in an Event of Default.
u.Guarantees. No Seller shall create, incur, assume or suffer to exist any Guarantees, except (i) those to which Administrative Agent consents in writing, (ii) those reflected in such Seller’s financial statements or notes thereto, to the extent so reflected, (iii) those by one Seller for the benefit of the other Seller, (iv) those disclosed in Exhibit J, as updated from time to time, and (v) those Guarantees in addition to those permitted by clause (i), (ii), (iii) or (iv) to the extent that they do not exceed [***] in the aggregate for both Sellers combined.
v.Indebtedness. No Seller shall incur any additional Indebtedness in an amount greater than [***] combined (other than (i) the Existing Indebtedness in amounts not to exceed the amounts specified on Exhibit J hereto, (ii) Guarantees permitted under Section 14(u) and (iii) usual and customary accounts payable for a mortgage company) without the prior written consent of Administrative Agent, which consent shall not be unreasonably withheld or delayed if the additional Indebtedness would not cause a violation of any of such Seller’s covenants in this Agreement. Notwithstanding the restrictions in the immediately preceding sentence, it is understood and agreed that each Seller shall be permitted to: (1) increase the amount of its existing credit under its Existing Indebtedness and/or replace, refinance (including with a different lender), renew or extend such credit; (2) incur additional indebtedness with another lender secured by mortgage loans or mortgage servicing rights (and related advances); and/or (3) enter into another reverse repurchase facility similar to the one being provided under this Agreement; provided, however, that any such action contemplated by this sentence shall not cause a violation of any of such Seller’s covenants in this Agreement.
w.Hedging. Rocket Mortgage has entered into Interest Rate Protection Agreements with respect to the Non-Agency Mortgage Loan and Conforming Mortgage Loans.
x.True and Correct Information. All information, reports, exhibits, schedules, financial statements or certificates of each Seller, any Affiliate thereof or any of their officers furnished to Administrative Agent hereunder and during Administrative Agent’s diligence of each Seller are and will be true and

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complete in all material respects and do not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading. All required financial statements, information and reports delivered by each Seller to Administrative Agent pursuant to this Agreement shall be prepared in accordance with U.S. GAAP, or, if applicable, to SEC filings, the appropriate SEC accounting regulations.
y.Agency Approvals; Servicing. Rocket Mortgage shall maintain its status with Fannie Mae as an approved lender and Freddie Mac as an approved seller/servicer, in each case in good standing. Sellers shall service all Purchased Mortgage Loans which are Committed Mortgage Loans in accordance, in all material respects, with the applicable agency guide, if any. Should Rocket Mortgage, for any reason, cease to possess all applicable Agency approvals, or should notification to the relevant Agency or to HUD, FHA or VA be required, Rocket Mortgage shall so notify Administrative Agent immediately in writing. Notwithstanding the preceding sentence, Rocket Mortgage shall take all necessary action to maintain all of its required Agency approvals at all times during the term of this Agreement and each outstanding Transaction; provided, that, it shall not be a breach of this Section 14(y) should (1) Rocket Mortgage no longer maintain an applicable Agency’s approval so long as the failure to maintain any Agency approvals is an independent decision of Rocket Mortgage and in no way is attributed to a disapproval or other adverse action taken against Rocket Mortgage specifically (as opposed to all approved lenders generally) by the applicable Agency, and (2) Rocket Mortgage maintain at least one Agency approval. Each Seller or its Servicer has adequate financial standing, servicing facilities, procedures and experienced personnel necessary for the sound servicing of mortgage loans of the same types as may from time to time constitute Mortgage Loans sold by it to Administrative Agent hereunder and in accordance with Accepted Servicing Practices.
z.Take-out Payments. With respect to each Committed Mortgage Loan, Sellers shall arrange that all payments under the related Take-Out Commitment shall be paid directly to Administrative Agent at the account set forth in Section 9 hereof, or to an account approved by Administrative Agent in writing prior to such payment. With respect to any Agency Take-Out Commitment, if applicable, (1) with respect to the wire transfer instructions as set forth in Freddie Mac Form 987 (Wire Transfer Authorization for a Cash Warehouse Delivery) such wire transfer instructions are identical to Administrative Agent’s wire instructions or Administrative Agent has approved such wire transfer instructions in writing in its sole good faith discretion, or (2) the Payee Number set forth on Fannie Mae Form 1068 (Fixed-Rate, Graduated-Payment, or Growing-Equity Mortgage Loan Schedule) or Fannie Mae Form 1069 (Adjustable-Rate Mortgage Loan Schedule), as applicable, is identical to the Payee Number that has been identified by Administrative Agent in writing as Administrative Agent’s Payee Number or Administrative Agent has previously approved the related Payee Number in writing in its sole good faith discretion; with respect to any Take-Out Commitment with an Agency, the applicable agency documents shall list Administrative Agent as sole subscriber, unless otherwise agreed to in writing by Administrative Agent, in Administrative Agent’s sole discretion.
aa.No Pledge. Except pursuant to this Agreement, no Seller shall pledge, transfer or convey any security interest in the Collection Account to any Person (other than Administrative Agent for the benefit of Buyers) without the express written consent of Administrative Agent.

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ab.Plan Assets. No Seller shall be an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code and no Seller shall use “plan assets” within the meaning of 29 CFR §2510.3 101, as amended by Section 3(42) of ERISA to engage in this Agreement or any Transaction hereunder. Transactions by or with any Seller shall not be subject to any foreign, state or local statute regulating investments of or fiduciary obligations with respect to governmental plans within the meaning of Section 3(32) of ERISA or church plans within the meaning of Section 3(33) of ERISA.
ac.Furnishing of Financial Information. Each Seller shall furnish to Administrative Agent promptly, copies of any material financial information relating to such Seller’s Indebtedness that is not otherwise required to be provided by such Seller hereunder which, from and after the date of this Agreement, is given to such Seller’s lenders, with appropriate time permitted for such Seller to redact any information that is confidential and/or unrelated to the financial information.
ad.Preservation of Rights. Each Seller shall preserve and maintain all of its material rights, privileges, licenses and franchises, except for transactions that do not constitute a Change in Control or would otherwise cause a Default.
ae.Reserved.
af.Reserved.
ag.Reserved.
ah.No Prohibited Persons. No Seller nor any of its officers, directors, partners or members shall be an entity or person: (i) whose name appears on the most current “List of Specially Designated National and Blocked Persons” (https://sanctionssearch.ofac.treas.gov/) maintained by OFAC (or to any Seller’s knowledge, 50 percent or greater owned or controlled by such entities or persons); or (ii) who is otherwise a Prohibited Person.
ai.Sharing of Information. Notwithstanding anything to the contrary herein, the Sellers shall allow the Administrative Agent and Buyers to exchange information related to any Seller’s collateral and the performance of its financing arrangements with such Seller’s lenders and the collateral subject to those agreements and the Sellers shall permit each of its lenders to share such information with the Administrative Agent and Buyers.
15.Events of Default
Each of the following shall constitute an “Event of Default” hereunder:
a.Payment Failure. Failure of any Seller to (i) make any scheduled payment of Price Differential or Repurchase Price under the terms of this Agreement, (ii) make any payment due under any other warehouse and security agreement evidencing or securing Indebtedness of either Seller to Administrative Agent or to any Affiliate of Administrative Agent, when due, after expiration of any applicable grace period thereunder, (iii) cure any Margin Deficit when due pursuant to Section 6 hereof, (iv) pay any Repurchase Price due following the occurrence of a One Reverse Termination Trigger Event, or (v) make any

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payment due under the terms of this Agreement not otherwise set forth in clauses (i) through (iv) above within [***] following receipt of notice of such failure.
b.Cross Acceleration. Either Seller shall be in default, beyond the expiration of any applicable grace or cure period, under any Indebtedness in excess of [***] in the aggregate of Sellers combined, which default results in the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness; provided that an Event of Default arising under this subsection (b) and all consequences thereof shall be annulled, waived and rescinded, automatically and without any action by Administrative Agent, if, within [***] after Sellers received notice of such acceleration, (i) the Indebtedness that was the basis for such Event of Default has been discharged, or (ii) the holder or holders thereof have rescinded, annulled or waived the acceleration, notice or action (as the case may be) giving rise to such Event of Default, or (iii) the default that was the basis for such Event of Default has been cured.
c.Assignment. Assignment or attempted assignment by any Seller of this Agreement or any rights hereunder without first obtaining the specific written consent of Administrative Agent, or the granting by any Seller of any security interest, lien or other encumbrances on any Purchased Mortgage Loans to any person other than Administrative Agent for the benefit of Buyers.
d.Insolvency. An Act of Insolvency shall have occurred with respect to either Seller.
e.Material Adverse Change. Any material adverse change in the Property, business, financial condition or operations of the Sellers, taken as a whole, shall occur, in each case as determined by Administrative Agent in its sole good faith discretion, or any other condition shall exist which, in Administrative Agent’s sole good faith discretion, constitutes a material impairment of the Sellers’, taken as a whole, ability to perform their obligations under this Agreement or any other Program Agreement.
f.Breach of Specified Representation or Covenant or Obligation. A breach by any Seller in any material respect of any of the representations, warranties or covenants or obligations set forth in Sections 13(a)(1) (Seller Existence), 13(a)(7) (Solvency), 13(a)(12) (Material Adverse Change), 13(a)(19) (Adjusted Tangible Net Worth), 13(a)(23) (Other Indebtedness), 14a (Financial and Other Unique Covenants), 14d (Prohibition of Fundamental Changes), 14q (Existence), 14u (Guarantees), 14v (Indebtedness), 14z (Take-out Payments), 14aa (No Pledge) or 14bb (Plan Assets) of this Agreement.
g.Breach of Non-Financial Representation or Covenant. A breach by any Seller of any other material representation, warranty or covenant set forth in this Agreement (and not otherwise specified in Section 15(f) above) or any other Program Agreement, if such breach is not cured within [***] following receipt of written notice of such failure (other than the representations and warranties set forth in Schedule 1, which shall be considered solely for the purpose of determining the Asset Value, the existence of a Margin Deficit and the obligation to repurchase such Mortgage Loan) unless (i) a Seller shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made, (ii) any such representations and warranties have been determined by Administrative Agent in its sole good faith discretion to be

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materially false or misleading on a regular basis, or (iii) Administrative Agent, in its sole good faith discretion, determines that such breach of a material representation, warranty or covenant materially and adversely affects (A) the condition (financial or otherwise) of the Sellers, taken as a whole; or (B) Administrative Agent’s determination to enter into this Agreement or Transactions with the Sellers, taken as a whole, then such breach shall constitute an immediate Event of Default and Sellers shall have no cure right hereunder).
h.Change in Control. The occurrence of a Change in Control with respect to Rocket Mortgage and a failure of Sellers to repurchase all Purchased Mortgage Loans subject to Transactions within [***] thereof.
i.Failure to Transfer. The applicable Seller fails to transfer the Purchased Mortgage Loans to Administrative Agent for the benefit of the applicable Buyer on the applicable Purchase Date (provided the Administrative Agent, on behalf of the applicable Buyer, has tendered the related Purchase Price). For the avoidance of doubt, a “transfer” will be deemed to have occurred if the Custodian has certified its possession of a Mortgage File or, in the case of Wet-Ink Mortgage Loans, any Mortgage Loan information, or, in the case of a Purchased Mortgage Loan that is an eMortgage Loan, that the eNote is in the eVault as evidenced by the Location status of the eNote reflecting Custodian’s MERS Org ID and the Controller status of the eNote reflects Administrative Agent’s MERS Org ID.
j.Judgment. A final judgment or judgments for the payment of money in excess of [***] in the aggregate shall be rendered against any Seller by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within [***] from the date of entry thereof.
k.Government Action. Any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of Sellers, taken as a whole, or shall have taken any action to displace the Executive Management of Rocket Mortgage or to materially curtail its authority in the conduct of the business of the Sellers, taken as a whole, or takes any action in the nature of enforcement to remove, limit or restrict the approval of Rocket Mortgage as an issuer or buyer of Mortgage Loans or securities backed thereby, and such action provided for in this subparagraph k (i) is determined by Administrative Agent in its sole good faith discretion to be materially adverse to Administrative Agent and Buyers taken as a whole, the Sellers, taken as a whole, or the Repurchase Assets, taken as a whole, ability to perform under this Agreement and (ii) shall not have been discontinued or stayed within [***].
l.Inability to Perform. A member of any Seller’s Executive Management shall admit such Seller’s inability to, or its intention not to, perform any of such Seller’s Obligations hereunder.
m.Security Interest. This Agreement shall for any reason cease to create a valid, first priority security interest in any material portion of the (i) Purchased Mortgage Loans or (ii) other Repurchase Assets purported to be covered hereby.

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n.Financial Statements. Rocket Mortgage’s audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of Rocket Mortgage as a “going concern” or a reference of similar import.
An Event of Default shall be deemed to be continuing unless expressly waived by Administrative Agent in writing.
16.Remedies Upon Default
In the event that an Event of Default shall have occurred and be continuing:
a.Administrative Agent may, at its option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency of any Seller), declare an Event of Default to have occurred hereunder and, upon the exercise or deemed exercise of such option, the Repurchase Date for each Transaction hereunder shall, if it has not already occurred, be deemed immediately to occur (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled). Administrative Agent shall (except upon the occurrence of an Act of Insolvency of any Seller) give written notice to Sellers of the exercise of such option as promptly as practicable.
b.If Administrative Agent exercises or is deemed to have exercised the option referred to in subparagraph (a) of this Section, (i) Sellers’ obligations in such Transactions to repurchase all Purchased Mortgage Loans, at the Repurchase Price therefor on the Repurchase Date determined in accordance with subparagraph (a) of this Section, shall thereupon become immediately due and payable, (ii) all Income paid after such exercise or deemed exercise shall be retained by Administrative Agent and applied, in Administrative Agent’s sole good faith discretion, in accordance with Section 7 hereof, and (iii) any Seller shall immediately deliver to Administrative Agent the Mortgage Files relating to any Purchased Mortgage Loans subject to such Transactions then in Sellers’ possession or control.
c.Administrative Agent also shall have the right to obtain physical possession, and to commence an action to obtain physical possession, of (i) all Records of each Seller relating to the Purchased Mortgage Loans and (ii) all documents relating to the Purchased Mortgage Loans (including, without limitation, any legal, credit or servicing files specifically relating to the Purchased Mortgage Loans), which Records and documents are then or may thereafter come in to the possession of such Seller or any third party acting for such Seller; provided, however, that if such Records and documents relate to mortgage loans other than the Purchased Mortgage Loans Administrative Agent shall have a right to obtain copies of such Records and documents rather than the originals. To obtain physical possession of any Purchased Mortgage Loans held by Custodian, Administrative Agent shall present to Custodian a Trust Receipt and Certification. Administrative Agent shall be entitled to specific performance of all agreements of such Seller contained in this Agreement.
d.Administrative Agent shall have the right to direct all servicers then servicing any Purchased Mortgage Loans to remit all collections thereon to Administrative Agent, and if any such payments are received by a Seller, such

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Seller shall not commingle the amounts received with other funds of either Seller and shall promptly pay them over to Administrative Agent. Administrative Agent shall also have the right to terminate any one or all of the servicers then servicing any Purchased Mortgage Loans with or without cause. In addition, Administrative Agent shall have the right to immediately sell the Purchased Mortgage Loans and liquidate all Repurchase Assets. Such disposition of Purchased Mortgage Loans may be, at Administrative Agent’s option, on either a servicing released or a servicing retained basis. Administrative Agent shall not be required to give any warranties as to the Purchased Mortgage Loans with respect to any such disposition thereof. Administrative Agent may specifically disclaim or modify any warranties of title or the like relating to the Purchased Mortgage Loans. The foregoing procedure for disposition of the Purchased Mortgage Loans and liquidation of the Repurchase Assets shall not be considered to adversely affect the commercial reasonableness of any sale thereof. Administrative Agent shall be entitled to place the Purchased Mortgage Loans in a pool for issuance of mortgage backed securities at the then prevailing price for such securities and to sell such securities for such prevailing price in the open market. Administrative Agent shall also be entitled to sell any or all of such Mortgage Loans individually for the prevailing price. Administrative Agent shall also be entitled, in its sole discretion to elect, in lieu of selling all or a portion of such Purchased Mortgage Loans, to give the Sellers credit for such Purchased Mortgage Loans and the Repurchase Assets in an amount equal to the Asset Value of the Purchased Mortgage Loans against the aggregate unpaid Repurchase Price and any other amounts owing by the Sellers hereunder.
e.Upon the happening of one or more Events of Default, Administrative Agent may apply any proceeds from the liquidation of the Purchased Mortgage Loans and Repurchase Assets to the Repurchase Prices hereunder and all other Obligations in the manner Administrative Agent deems appropriate in its sole discretion and in the order of priority set forth in Section 7 hereof.
f.Sellers shall be liable to Administrative Agent and each Buyer for (i) the amount of all reasonable legal or other expenses (including, without limitation, all costs and expenses of Administrative Agent and each Buyer in connection with the enforcement of this Agreement or any other agreement evidencing a Transaction, whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting creditors’ rights generally, further including, without limitation, the reasonable fees and expenses of counsel incurred in connection with or as a result of an Event of Default) and (ii) and any other out-of-pocket loss, damage, cost or expense arising or resulting from the occurrence of an Event of Default, including without limitation, reasonable costs under the circumstances incurred with the intention to mitigate losses, in respect of a Transaction.
g.To the extent permitted by applicable law, Sellers shall be liable to Administrative Agent and each Buyer for interest on any amounts owing by Sellers hereunder, from the date Sellers become liable for such amounts hereunder until such amounts are (i) paid in full by Sellers or (ii) satisfied in full by the exercise of Administrative Agent’s and Buyers’ rights hereunder. Interest on any sum payable by Sellers under this Section 16(g) shall be at a rate equal to the Post-Default Rate.
h.Administrative Agent shall have, in addition to its rights hereunder, any rights otherwise available to it under any other agreement or applicable law.

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i.Administrative Agent may exercise one or more of the remedies available to Administrative Agent immediately upon the occurrence of an Event of Default and, except to the extent otherwise expressly provided in this Agreement (including, without limitation, as provided in subsections (a) and (d) of this Section), at any time thereafter without notice to Sellers. All rights and remedies arising under this Agreement as amended or restated from time to time hereunder are cumulative and not exclusive of any other rights or remedies which Administrative Agent may have.
j.Administrative Agent may enforce its rights and remedies hereunder without prior judicial process or hearing, and each Seller hereby expressly waives, to the extent permitted by applicable law (and absent any willful misconduct or gross negligence of Administrative Agent), any defenses a Seller might otherwise have to require Administrative Agent to enforce its rights by judicial process. Each Seller also waives, to the extent permitted by applicable law (and absent any willful misconduct or gross negligence of Administrative Agent), any defense (other than a defense of payment or performance) a Seller might otherwise have arising from the use of nonjudicial process in connection with the disposition of all or any portion of the Repurchase Assets, or from any other election of remedies. Each Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm’s length.
k.Administrative Agent shall have the right to perform reasonable due diligence with respect to each Seller and the Mortgage Loans, which review shall be at the expense of Sellers (except as otherwise expressly provided herein).
l.With respect to any Second Lien Mortgage Loan, Administrative Agent shall have the right to exercise any rights available to the Sellers with respect to any Take-Out Commitment.
17.Reports
a.Notices. Sellers shall furnish to Administrative Agent (x) promptly, copies of any material and adverse notices (including, without limitation, notices of defaults, breaches, potential defaults or potential breaches), (y) immediately, notice of the occurrence of any Event of Default hereunder or default or breach by a Seller or Servicer of any obligation under any Program Agreement or any material contract or agreement of a Seller or Servicer or the occurrence of any event or circumstance that such party reasonably expects has resulted in, or will, with the passage of time, result in, a Material Adverse Effect or an Event of Default or such a default or breach by such party and (z) the following:
(1)as soon as available and in any event within forty-five (45) calendar days after the end of each calendar month, the unaudited consolidated balance sheet of Rocket Mortgage and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated statements of income and of cash flows for Rocket Mortgage and its consolidated Subsidiaries for such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Rocket Mortgage, which certificate shall state that said consolidated financial statements fairly present in all material respects the consolidated financial condition and results of operations of Rocket Mortgage and its consolidated Subsidiaries in accordance with GAAP,

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consistently applied, as at the end of, and for, such period (subject to normal fiscal year-end and fiscal quarter-end adjustments);
(2)as soon as available and in any event within ninety (90) days after the end of each fiscal year of Rocket Mortgage, the consolidated balance sheet of Rocket Mortgage and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and of cash flows for Rocket Mortgage and its consolidated Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion and the scope of audit shall be acceptable to Administrative Agent in its sole discretion, shall have no “going concern” qualification and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Rocket Mortgage and its respective consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP;
(3)such other prepared statements that Administrative Agent may reasonably request;
(4)if applicable, copies of any 10-Ks, 10-Qs, registration statements and other “corporate finance” SEC filings (other than 8-Ks) by any Seller, within five (5) Business Days of their filing with the SEC; provided, that, such Seller will provide Administrative Agent with a copy of the annual 10-K filed with the SEC by such Seller, no later than ninety (90) days after the end of the year;
(5)as soon as available, and in any event within thirty (30) days of receipt, copies of relevant portions of all final written Agency, FHA, VA, Governmental Authority and investor audits, examinations, evaluations, monitoring reviews and reports of its operations (including those prepared on a contract basis) which provide for or relate to (i) material corrective action required, (ii) material sanctions proposed, imposed or required, including without limitation notices of defaults, notices of termination of approved status, notices of imposition of supervisory agreements or interim servicing agreements, and notices of probation, suspension, or non-renewal, or (iii) to the extent reasonably requested by the Administrative Agent, “report cards,” “grades” or other classifications of the quality of a Seller’s operations;
(6)from time to time such other information regarding the financial condition, operations, or business of the Sellers as Administrative Agent may reasonably request; provided that (A) any such request shall be made in writing and shall provide the applicable Seller at least ten (10) business days to provide such requested information, and (B) if a Seller objects to the provision to Administrative Agent of any such requested information, Administrative Agent and the applicable Seller shall work in good faith to resolve any such objection, and Sellers’ failure to provide such information before such objection is resolved shall not be a breach of this Section 17.a.(6) or result in a Default or Event of Default under this Agreement;
(7) as soon as reasonably possible, and in any event within thirty (30) days after a Responsible Officer of any Seller has knowledge of the occurrence of any Event of Termination, stating the particulars of such Event of Termination in reasonable detail;

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(8)as soon as reasonably possible, notice of any of the following events:
(a)material change in the insurance coverage required of Sellers or their Affiliates, Servicer or any other Person pursuant to any Program Agreement, with a copy of evidence of same attached;
(b)any material dispute, litigation, investigation, proceeding or suspension between any Seller or Servicer, on the one hand, and any Governmental Authority or any Person;
(c)any material change in accounting policies or financial reporting practices of Rocket Mortgage or Servicer;
(d)with respect to any Purchased Mortgage Loan(s) with a combined aggregate unpaid principal balance of at least $15,000,000, promptly upon any Seller becoming aware during the normal course of its business that the underlying Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect materially (in a combined aggregate amount of at least $5,000,000) and adversely the value of such Purchased Mortgaged Loan(s);
(e)any material issues raised upon examination of any Seller or such Seller’s facilities by any Governmental Authority;
(f)any material default or non-renewal or termination in any material Indebtedness of any Seller; provided that such Seller shall give Administrative Agent notice of all Indebtedness (other than Indebtedness evidenced by this Agreement) of such Seller existing as of the date of, and through the disclosure in, the Officer’s Compliance Certificate required by Section 17(b); provided further that any disclosure pursuant to this Section 17(a)(8)(f) shall automatically update Exhibit J to this Agreement;
(g)promptly upon any Seller becoming aware during the normal course of its business of (i) any default related to any Repurchase Asset, or (ii) any lien or security interest (other than security interests created hereby, by the Mortgage or related documents or by the other Program Agreements) on, or claim asserted against, any Purchased Mortgage Loans that, collectively with respect to clauses (i) and (ii) combined, are with respect to any Purchased Mortgage Loan(s) with an aggregate unpaid principal balance of at least $15,000,000 and that has a material (in an aggregate amount of at least $2,000,000) and adverse effect on the value of such Purchased Mortgaged Loan(s);
(h)any other event, circumstance or condition that has resulted, or would reasonably be expected to result, in a Material Adverse Effect with respect to Sellers, taken as a whole, or Servicer;
(i)a summary, as of the end of each month of the total dollar amount and aggregate loan count of (i) each Seller’s outstanding portfolio of pending repurchase/indemnification requests relating to representation and warranty breaches and (ii) the loans repurchased to date in the current fiscal year;

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(j)the occurrence of any material employment dispute that would reasonably be expected to result in a Material Adverse Effect and a description of the strategy for resolving such dispute;
(k)the occurrence of any One Reverse Termination Trigger Event;
(l)upon Sellers becoming aware of any Control Failure with respect to a Purchased Mortgage Loan that is an eMortgage Loan or any eNote Replacement Failure; and
(9)as soon as available and in any event at least three (3) Business Days’ prior, notice of the intention of One Reverse to liquidate, wind up or dissolve itself.
b.Officer’s Certificates. Sellers will furnish to Administrative Agent, at the time Sellers furnish each set of financial statements pursuant to Section 17(a)(1) or (2) above, an Officer’s Compliance Certificate in the form of Exhibit A to the Pricing Side Letter.
c.Mortgage Loan Reports. Sellers will furnish to Administrative Agent monthly electronic Mortgage Loan performance data, including, without limitation, delinquency reports and volume information, broken down by product (i.e., delinquency, foreclosure and net charge-off reports).
d.Asset Tape. Sellers shall provide to Administrative Agent, electronically, in a format mutually acceptable to Administrative Agent and Sellers, an Asset Tape by no later than the Reporting Date.
e.Other. Sellers shall deliver to Administrative Agent any other reports or information reasonably requested by Administrative Agent or as otherwise required pursuant to this Agreement.
f.Second Lien Mortgage Loans. The Sellers hereby agree to deliver promptly to Administrative Agent (i) any notice of termination, default by a Seller or material breach by such Seller of the Take-Out Commitment relating to any Second Lien Mortgage Loan, (ii) any notice of the intention of the Take-out Investor not to perform under any Take-Out Commitment relating to any Second Lien Mortgage Loan, (iii) any amendment to a Take-Out Commitment relating to any Second Lien Mortgage Loan; provided that Sellers shall not amend, modify, waive or supplement any Take-Out Commitment relating to any Second Lien Mortgage Loan or the Schwab Purchase Agreement without the consent of the Administrative Agent, which may be granted or withheld in its sole discretion.
18.Repurchase Transactions
a.General. A Buyer may, in its sole election, engage in repurchase transactions (as “seller” thereunder) with any or all of the Purchased Mortgage Loans and/or Repurchase Assets or pledge, hypothecate, assign, transfer or otherwise convey any or all of the Purchased Mortgage Loans and/or Repurchase Assets with a counterparty of Buyers’ choice (such transaction, a “Repledge Transaction”). Any Repledge Transaction shall be effected by notice to the Administrative Agent, and shall be reflected on the books and records of the Administrative Agent. No such Repledge Transaction shall relieve Administrative Agent or any Buyer of its obligations under the Program

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Documents, including, without limitation, its obligation to transfer Purchased Mortgage Loans and Repurchase Assets to Sellers (and not substitutions thereof) pursuant to the terms hereof; provided, that, notwithstanding any such Repledge Transaction by a CP Conduit and notwithstanding anything in the Program Agreements to the contrary, CS Cayman shall be liable for the failure of any CP Conduit to comply with any of its obligations under any of the Program Agreements.
b.Treatment of Repledge Transactions. In furtherance, and not by limitation of, the foregoing, but subject to the remainder of this paragraph b, it is acknowledged that each counterparty under a Repledge Transaction (a “Repledgee”), is a repledgee as contemplated by Sections 9-207 and 9-623 of the UCC (and the relevant Official Comments thereunder). For clarity, Administrative Agent and Buyers acknowledge and agree as follows:
(1)No Waiver. Nothing in this Section 18 shall be deemed to be an actual or implied waiver of any rights of Sellers or obligations of Administrative Agent or Buyers under the Program Agreements, including, without limitation, claims for conversion of any Purchased Mortgage Loans or Repurchase Assets that are not returned to Sellers on the Repurchase Date, claims for breach of any of the Program Agreements and rights to have income on the related Purchased Mortgage Loans credited or paid to, or applied to the obligations of, the applicable Seller pursuant to the Program Agreements.
(2)Specifically Identifiable. The Purchased Mortgage Loans and Repurchase Assets subject to Transactions under this Agreement are specifically identifiable, even after a Repledge Transaction.
(3)Sellers and Repledgees May Deal Directly. Upon an event of default by a Buyer under a Repledge Transaction, and without any interference from the Administrative Agent or the Buyers, the applicable Seller may pay the Repurchase Price with respect to the Purchased Mortgage Loans subject to such Repledge Transaction, directly to the Repledgee on behalf of the applicable Buyer in satisfaction of the applicable Seller’s Repurchase Price payment obligations to Administrative Agent and Buyers under the Program Agreements with respect to the Purchased Mortgage Loan subject to such Repledge Transaction, and the Repledgee may, in its sole discretion, release any Purchased Mortgage Loans and Repurchase Assets directly to the applicable Seller on behalf of the applicable Buyers and Administrative Agent in satisfaction of its obligations under the Repledge Transaction; provided, that, such satisfaction shall not be deemed a satisfaction of any obligations related to the Purchased Mortgage Loans not subject to such Repledge Transaction.
(4)Termination of Transaction Upon Tender of Repurchase Price Even if Purchased Mortgage Loans Cannot be Returned. Upon any tender of Repurchase Price in exchange for Purchased Mortgage Loans in accordance with Section 4 hereof, if the Administrative Agent is unable to return any of the Purchased Mortgage Loans (such Mortgage Loans, the “Unreturned Mortgage Loans”) in exchange for payment of such Repurchase Price, then, without releasing any other claims Sellers may have against Buyers hereunder, the Repurchase Price on account of such Unreturned Mortgage Loans shall be deemed paid hereunder by means of offset, and no further Price Differential shall accrue with respect thereto.

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c.Information Sharing. Administrative Agent and Buyers are each hereby authorized to share any information delivered hereunder with the Repledgee; provided, that, any such Repledgee shall execute a confidentiality agreement reasonably acceptable to Sellers, it being understood that such agreement shall be deemed acceptable by Sellers if it contains terms at least as restrictive as those set forth in Section 32 hereof, and Administrative Agent and Buyers shall reasonably cooperate with Sellers in enforcing such confidentiality agreement for the benefit of Sellers; provided further, that no Seller shall be subject to any additional reporting requirements other than as set forth in the Program Agreements.
d.Right to Return of Purchased Mortgage Loans and Repurchase Assets. For the avoidance of doubt and notwithstanding anything in this Agreement to the contrary, including, without limitation, any of the provisions of Section 45 hereof, the Administrative Agent and the Buyers covenant and agree that to the extent any Purchased Mortgage Loans or Repurchase Assets are subject to Repledge Transactions, the Sellers’ right to obtain the return of such Purchased Mortgage Loans and Repurchase Assets as contemplated hereunder shall not be impaired solely as a result of the performance of any assets that are subject to the same Repledge Transactions that are not subject to this Agreement.
19.Single Agreement
Administrative Agent, Buyers and each Seller acknowledges that they have and will enter into each Transaction hereunder, in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each of Administrative Agent, Buyers and each Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder and (ii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted. Notwithstanding anything in this Agreement to the contrary, in the event that (a) a Buyer is not an Affiliate of Administrative Agent, Alpine or CS Cayman (a “Non-Affiliate Buyer”), (b) an Event of Default shall have occurred and is continuing and (c) Administrative Agent provides written notice to the Seller to sever each Non-Affiliate Buyer’s Transactions (the “Non-Affiliate Transactions”) and treat such Non-Affiliate Transactions as separate Transactions under this Agreement (a “Severance Notice”), then Administrative Agent, Buyers and each Seller acknowledge that each such Non-Affiliate Transaction shall be deemed a separate Transaction under a separate and distinct agreement with the same terms and conditions as set forth herein (each a “Non-Affiliate MRA”), and each such Non-Affiliate Buyer shall be deemed to be the administrative agent with respect to its respective Non-Affiliate Transactions under its respective Non-Affiliate MRA; provided, that Transactions owned by Administrative Agent, Alpine and CS Cayman or any respective Affiliate shall continue to be deemed a single Transaction with Administrative Agent serving as the administrative agent for Alpine, CS Cayman or any respective Affiliate, in each case, pursuant to the terms and conditions of this Agreement.
20.Notices and Other Communications
Any and all notices (with the exception of Transaction Requests, which shall be delivered via facsimile or email or other electronic transmission only, statements, demands or other communications hereunder may be given by a party to the other by mail, email, facsimile,

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messenger or otherwise to the address specified below, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence. In all cases, to the extent that the related individual set forth in the respective “Attention” line is no longer employed by the respective Person, such notice may be given to the attention of a Responsible Officer of the respective Person or to the attention of such individual or individuals as subsequently notified in writing by a Responsible Officer of the respective Person.
If to Rocket Mortgage:

Rocket Mortgage, LLC
1050 Woodward Avenue
Detroit, Michigan 48226-1906
Attention: Brian Brown
Phone Number: (313)-482-9053
Fax Number: (877)-380-4802
Email: brianbrown@rocketmortgage.com
with a copy to:

Rocket Mortgage, LLC
1050 Woodward Avenue
Detroit, Michigan 48226-1906
Attention: Amy Bishop
Phone Number: (313) 373-4547
Fax Number: (877) 380-4962
Email:amybishop@rocketmortgage.com
If to One Reverse:
    One Reverse Mortgage, LLC
660 Woodward Avenue, 5th Floor
Detroit, Michigan 48226
Attention: Michael Stidham
Phone Number: (313) 946-1699
Fax Number: (877) 382-2376
Email: MichaelStidham@rocketmortgage.com
with a copy to:

Rocket Mortgage, LLC
1050 Woodward Avenue
Detroit, Michigan 48226-1906
Attention: David Nowaczewski
Phone Number: (313) 545-4894
Fax Number: (855) 454-1213
Email: DavidNowaczewski @rocketcentral.com

If to Administrative Agent or any Buyer:

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For Transaction Requests:

CSFBMC LLC
c/o Credit Suisse Securities (USA) LLC
One Madison Avenue, 2nd floor
New York, New York 10010
Attention: Christopher Bergs, Resi Mortgage Warehouse Ops
Phone: 212-538-5087
E-mail: christopher.bergs@credit-suisse.com
with a copy to:

Credit Suisse First Boston Mortgage Capital LLC
c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue, 4th Floor
New York, New York 10010
Attention: Margaret Dellafera
E-mail: margaret.dellafera @credit-suisse.com
For the Officer’s Compliance Certificate and related financial statements delivered pursuant to Section 17(a):
E-mail: list.csmortgagefinancecompliancereporting@credit-suisse.com
Subject: Mortgage Finance Officer Cert / Covenant Report: Rocket Mortgage and One Reverse Mortgage, LLC [Sellers to Designate Monthly/Quarterly or Annual Reporting Period]
For all other Notices:

Credit Suisse First Boston Mortgage Capital LLC
c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue, 4th Floor
New York, New York 10010
Attention: Margaret Dellafera
Phone Number: 212-325-6471
Fax Number: 212-743-4810
E-mail: margaret.dellafera@credit-suisse.com
with a copy to:

Credit Suisse First Boston Mortgage Capital LLC
c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue, 11th Floor
New York, New York 10010
Attention: Legal Department—RMBS Warehouse Lending
Fax Number: 212-322-2376
21.Entire Agreement; Severability
This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or

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agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
22.Non assignability
a.    Assignments. The Program Agreements are not assignable by any Seller. Subject to Section 37 (Acknowledgment of Assignment and Administration of Repurchase Agreement) and the provisions of this Section 22 (Non assignability) hereof, Administrative Agent and Buyers may from time to time assign all or a portion of their rights and obligations under this Agreement and the Program Agreements if (i) an Event of Default has occurred and is continuing, (ii) such assignment is to an Affiliate of Administrative Agent or (iii) such assignment is to any other Person, with (in respect of this clause (iii) and in the absence of an Event of Default) Seller’s prior written consent, not to be unreasonably withheld; provided, however that Administrative Agent shall maintain, solely for this purpose as a non-fiduciary agent of Sellers, for review by Sellers upon written request, a register of assignees and participants (the “Register”) and a copy of an executed assignment and acceptance by Administrative Agent, each applicable Buyer and assignee (“Assignment and Acceptance”), specifying the percentage or portion of such rights and obligations assigned. The entries in the Register shall be conclusive absent manifest error, and the Sellers, Administrative Agent and Buyers shall treat each Person whose name is properly recorded in the Register pursuant to the preceding sentence as a Buyer (or Administrative Agent, as applicable) hereunder. Upon such assignment and recordation in the Register and compliance with clause (b) below, (a) such assignee shall be a party hereto and to each Program Agreement to the extent of the percentage or portion set forth in the Assignment and Acceptance, and shall succeed to the applicable rights and obligations of Administrative Agent and Buyers hereunder, as applicable, and (b) Administrative Agent and Buyers shall, to the extent that such rights and obligations have been so assigned by them to either (i) an Affiliate of Administrative Agent which assumes the obligations of Administrative Agent and Buyers, as applicable or (ii) another Person approved by Sellers (such approval not to be unreasonably withheld) which assumes the obligations of Administrative Agent and Buyers, as applicable, be released from its obligations hereunder and under the Program Agreements. Any assignment hereunder shall be deemed a joinder of such assignee as a Buyer hereto. Unless otherwise stated in the Assignment and Acceptance, Sellers shall continue to take directions solely from Administrative Agent unless otherwise notified by Administrative Agent in writing. Administrative Agent and Buyers may distribute to any prospective assignee this Agreement, the other Program Agreements, any document or other information delivered to Administrative Agent and/or Buyers by Sellers; provided, however, that any such prospective assignee shall execute a confidentiality agreement reasonably acceptable to Sellers, it being understood that such agreement shall be deemed acceptable by Sellers if it contains terms at least as restrictive as those set forth in Section 32 hereof, and Administrative Agent and Buyers shall reasonably cooperate with Sellers in enforcing such confidentiality agreement for the benefit of Sellers; provided, further, no Seller shall be subject to any additional reporting requirements other than as set forth in the Program Agreements.
b.    Participations. Any Buyer may sell participations to one or more Persons in or to all or a portion of its rights and obligations under this Agreement and under the Program Agreements; provided, however, that (i) such Buyer’s obligations under this Agreement and the other Program Agreements shall remain unchanged, (ii) such Buyer shall remain solely responsible to the other parties hereto for the performance of such obligations; and (iii) Sellers shall continue to deal solely and directly with Administrative Agent and/or Buyers in connection with such Buyer’s rights and obligations under this Agreement and the other Program Agreements. Administrative Agent and Buyers may distribute to any prospective or actual participant this Agreement, the other Program Agreements any document or other information delivered to Administrative Agent and/or Buyers by Sellers; provided, however, that any such prospective participant shall execute a confidentiality agreement reasonably acceptable to

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Sellers, it being understood that such agreement shall be deemed acceptable by Sellers if it contains terms substantially similar to those set forth in Section 32 hereof, and Administrative Agent and Buyers shall reasonably cooperate with Sellers in enforcing such confidentiality agreement for the benefit of Sellers; provided, further, no Seller shall be subject to any additional reporting requirements other than as set forth in the Program Agreements.
23.Set-off
In addition to any rights and remedies of the Administrative Agent and Buyers hereunder and by law, the Administrative Agent on behalf of the Buyers shall have the right, without prior notice to Sellers (except for such notice and right to cure as may be specifically provided hereunder in connection with certain Events of Default), any such notice being expressly waived by Sellers to the extent permitted by applicable law, upon any amount becoming due and payable by Sellers hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount due and payable by a Seller hereunder to a Buyer or any of its Affiliates any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by or due from Administrative Agent or any Affiliate of Administrative Agent that is the “Administrative Agent” as defined in the Servicing Facility Agreement (but for such Affiliate of Administrative Agent, only until the earlier of (i) the date such Affiliate of Administrative Agent ceases to be the “Administrative Agent” as defined in the Servicing Facility Agreement, and (ii) the date the aggregate outstanding “Repurchase Price” under such Servicing Facility Agreement has been paid in full and all “Transactions” under the Servicing Facility Agreement have terminated) to or for the credit or the account of Sellers. Administrative Agent agrees promptly to notify Sellers after any such set-off and application made by Administrative Agent; provided, that the failure to give such notice shall not affect the validity of such set-off and application.
24.Binding Effect; Governing Law; Jurisdiction
a.This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Each Seller acknowledges that the obligations of Administrative Agent and Buyers hereunder or otherwise are not the subject of any guaranty by, or recourse to, any direct or indirect parent or other Affiliate of Administrative Agent and Buyers. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.
b.EACH SELLER HEREBY WAIVES TRIAL BY JURY. EACH SELLER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY COURT OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, ARISING OUT OF OR RELATING TO THE PROGRAM AGREEMENTS IN ANY ACTION OR PROCEEDING. EACH SELLER HEREBY SUBMITS TO, AND WAIVES ANY OBJECTION IT MAY HAVE TO, EXCLUSIVE PERSONAL JURISDICTION AND VENUE IN THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WITH RESPECT TO ANY DISPUTES ARISING OUT OF OR RELATING TO THE PROGRAM AGREEMENTS.

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25.No Waivers, Etc.
No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to Section 6(a), 16(a) or otherwise, will not constitute a waiver of any right to do so at a later date.
26.Intent
a.The parties recognize that each Transaction is a “repurchase agreement” as that term is defined in Section 101 of Title 11 of the United States Code, as amended, a “securities contract” as that term is defined in Section 741 of Title 11 of the United States Code, as amended, and a “master netting agreement” as that term is defined in Section 101(38A)(A) of the Bankruptcy Code, that all payments hereunder are deemed “margin payments” or “settlement payments” as defined in Title 11 of the United States Code, and that the pledge of the Repurchase Assets constitutes “a security agreement or other arrangement or other credit enhancement” that is “related to” the Agreement and Transactions hereunder within the meaning of Sections 101(38A)(A), 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code. Sellers, Administrative Agent and Buyers further recognize and intend that this Agreement is an agreement to provide financial accommodations and is not subject to assumption pursuant to Bankruptcy Code Section 365(a).
b.Any party’s right to liquidate the Purchased Mortgage Loans delivered to it in connection with the Transactions hereunder or to accelerate or terminate this Agreement or otherwise exercise any other remedies pursuant to Section 16 hereof is a contractual right to liquidate, accelerate or terminate such Transaction as described in Bankruptcy Code Sections 555, 559 and 561; any payments or transfers of property made with respect to this Agreement or any Transaction to satisfy a Margin Deficit shall be considered a “margin payment” as such term is defined in Bankruptcy Code Section 741(5).
c.The parties agree and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).
d.It is understood that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA).

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e.This Agreement is intended to be a “repurchase agreement” and a “securities contract,” within the meaning of Section 101(47), Section 555, Section 559 and Section 741 under the Bankruptcy Code.
f.Each party agrees that this Agreement is intended to create mutuality of obligations among the parties, and as such, the Agreement constitutes a contract which (i) is between all of the parties and (ii) places each party in the same right and capacity.

27.Disclosure Relating to Certain Federal Protections
The parties acknowledge that they have been advised that:
a.in the case of Transactions in which one of the parties is a broker or dealer registered with the SEC under Section 15 of the 1934 Act, the Securities Investor Protection Corporation has taken the position that the provisions of the SIPA do not protect the other party with respect to any Transaction hereunder;
b.in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and
c.in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.
28.Power of Attorney
Each Seller hereby authorizes Administrative Agent to file such financing statement or statements relating to the Repurchase Assets without such Seller’s signature thereon as Administrative Agent, at its option, may deem appropriate. Each Seller hereby appoints Administrative Agent as such Seller’s agent and attorney-in-fact to execute any such financing statement or statements in such Seller’s name and to perform all other acts which Administrative Agent reasonably deems appropriate to perfect and continue its ownership interest in and/or the security interest granted hereby, if applicable, and to protect, preserve and realize upon the Repurchase Assets, including, but not limited to, the right to endorse notes, complete blanks in documents, transfer servicing, and sign assignments on behalf of such Seller as its agent and attorney-in-fact. This agency and power of attorney is coupled with an interest and is irrevocable without Administrative Agent’s consent. Notwithstanding the foregoing, the power of attorney hereby granted may be exercised only during the occurrence and continuance of any Default hereunder. Sellers shall pay the filing costs for any financing statement or statements prepared pursuant to this Section 28. In addition the foregoing, each Seller agrees to execute a Power of Attorney in the form of Exhibit E hereto, to be delivered on the date hereof. Such Power of Attorney shall terminate when all obligations under the Program Documents have been satisfied and this Agreement has been terminated.
29.Buyers May Act Through Administrative Agent
Each Buyer has designated the Administrative Agent for the purpose of performing any action hereunder, any such designation, however, shall not relieve any Buyer of any of its rights or obligations under this Agreement.

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30.Indemnification; Obligations
a.Sellers agree to hold Administrative Agent, Buyers and each of their respective Affiliates and their officers, directors, employees, agents and advisors (each, an “Indemnified Party”) harmless from and indemnify each Indemnified Party (and will reimburse each Indemnified Party as the same is incurred) against any and all third-party liabilities, obligations, losses, damages, penalties, judgments, suits, costs, expenses and disbursements of any kind whatsoever, including, without limitation, reasonable fees and expenses of counsel (collectively, the “Indemnified Amounts”) of any kind which may be imposed upon, incurred by or asserted against Indemnified Party in any way relating to or arising out of this Agreement, any Transaction Request, any Program Agreement or any transaction contemplated hereby or thereby, except to the extent that any claim for Indemnified Amounts results from or relates to: (i) the gross negligence or willful misconduct of any Indemnified Party or (ii) a claim by one Indemnified Party against another Indemnified Party that is a Subsidiary of such Indemnified Party. Sellers also agree to reimburse each Indemnified Party for all reasonable expenses in connection with the enforcement of this Agreement and the exercise of any right or remedy provided for herein, any Transaction Request and any Program Agreement, including, without limitation, the reasonable fees and disbursements of counsel. Sellers’ agreements in this Section 30 shall survive the payment in full of the Repurchase Price and the expiration or termination of this Agreement. Each Seller hereby acknowledges that its obligations hereunder are recourse obligations of such Seller and are not limited to recoveries each Indemnified Party may have with respect to the Purchased Mortgage Loans. Each Seller also agrees not to assert any claim against Administrative Agent, each Buyer or any of its Affiliates, or any of their respective officers, directors, employees, attorneys and agents, on any theory of liability, for special, indirect, consequential or punitive damages arising out of or otherwise relating to the facility established hereunder, the actual or proposed use of the proceeds of the Transactions, this Agreement or any of the transactions contemplated thereby. THE FOREGOING INDEMNITY AND AGREEMENT NOT TO ASSERT CLAIMS EXPRESSLY APPLIES, WITHOUT LIMITATION, TO THE NEGLIGENCE (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OF THE INDEMNIFIED PARTIES.
b.Without limitation to the provisions of Section 4, if any payment of the Repurchase Price of any Transaction is made by Sellers other than on the then scheduled Repurchase Date thereto as a result of an acceleration of the Repurchase Date pursuant to Section 16 or for any other reason, Sellers shall, upon demand by Administrative Agent, pay to Administrative Agent on behalf of Buyers an amount sufficient to compensate Buyers for any losses, costs or expenses that they may reasonably incur as of a result of such payment.
c.Without limiting the provisions of Section 30(a) hereof, if Sellers fail to pay when due any costs, expenses or other amounts payable by them under this Agreement, including, without limitation, fees and expenses of counsel and indemnities, such amount may be paid on behalf of Sellers by Administrative Agent (subject to reimbursement by Sellers), in its sole discretion.
31.Counterparts
This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same

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instrument. Delivery of an executed counterpart of a signature page of this Agreement in a Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Agreement. The parties agree that this Agreement, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the UETA and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.
32.Confidentiality
a.Sellers’ Confidentiality Obligations. This Agreement and its terms, provisions, supplements and amendments, and notices hereunder, are proprietary to Administrative Agent and Buyers and shall be held by Sellers in strict confidence and shall not be disclosed to any third party without the written consent of Administrative Agent except for (i) disclosure to any Seller’s direct and indirect Affiliates and Subsidiaries, attorneys or accountants, but only to the extent such disclosure is necessary and such parties agree to hold all information in strict confidence, (ii) disclosure required by law, rule, regulation or order of a court or other regulatory body, or (iii) disclosure required by contracts with any Seller’s lenders and/or parties entering into, or contemplating the entering into, one or more transactions, including, without limitation, whole loan portfolio sales) with any Seller, and conducting due diligence in connection therewith; provided, however, that any such disclosure to any Seller’s lenders and/or such other parties shall be made subject to confidentiality agreements satisfactory to Administrative Agent, in Administrative Agent’s exercise of its reasonable discretion; provided, further, that Sellers shall provide to Administrative Agent copies of such contracts with such Seller’s lenders and/or such other parties requesting copies of this Agreement. Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Agreement, the parties hereto may disclose to any and all Persons, without limitation of any kind, the federal income tax treatment of the Transactions, any fact relevant to understanding the federal tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal income tax treatment; provided that Sellers may not disclose the name of or identifying information with respect to Administrative Agent and Buyers or any pricing terms (including, without limitation, the Pricing Rate, Commitment Fee, Purchase Price Percentage, Asset Value, Maximum Value Amount, Purchase Price and any other fees specified in the Pricing Side Letter) or other nonpublic business or financial information (including any sublimits and financial covenants) that is unrelated to the purported or claimed federal income tax treatment of the Transactions and is not relevant to understanding the purported or claimed federal income tax treatment of the Transactions, without the prior written consent of the Administrative Agent.
b.Administrative Agent’s and Buyers’ Confidentiality Obligations. Reports, notices and other communications hereunder issued or to be issued by Sellers or either of them (including, without limitation, personal information relating to

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individual Mortgagors), are confidential and shall be held by Administrative Agent and Buyers in confidence and shall not be disclosed to any third party without the written consent of Sellers, except for (i) disclosure to Administrative Agent’s and Buyers’ direct and indirect Affiliates and Subsidiaries, attorneys, or accountants, but only to the extent such disclosure is necessary and such parties agree to hold all information in strict confidence, (ii)  disclosure required by law, rule, regulation or order of a court or other regulatory body (“Governmental Order”) or, only with respect to the names of Sellers, disclosure required by a rating agency in connection with any securities issued by Administrative Agent or an Affiliate of Administrative Agent, (iii) disclosure as Administrative Agent and Buyers deem appropriate in connection with the enforcement of Administrative Agent’s or Buyers’ rights hereunder or under any Transaction; provided, that Administrative Agent and Buyers shall reasonably cooperate with Sellers in their efforts to obtain a protective order or otherwise protect the confidentiality of such information for the benefit of Sellers, (iv) disclosure of any confidential terms that are in the public domain other than due to a breach of this covenant, (v) disclosure made to an assignee, participant, repledgee or any of their representatives, attorneys or accountants, but only to the extent such disclosure is necessary in connection with the transactions or performing rights or obligations hereunder; provided, that, any such disclosure under clauses (i) or (v) shall only be permitted if the recipient executed a confidentiality agreement reasonably acceptable to Sellers, it being understood that such agreement shall be deemed to be acceptable by Sellers if it contains terms at least as restrictive as those contained in this Section 32, or if such recipient is otherwise bound by law or ethical conduct to hold such information as confidential, and in each case, Administrative Agent and Buyers shall reasonably cooperate with Sellers in enforcing such confidentiality agreement or obligations, as applicable, for the benefit of Sellers.
33.Recording of Communications
Administrative Agent, Buyers and each Seller shall have the right (but not the obligation) from time to time to make or cause to be made tape recordings of communications between its employees and those of the other party with respect to Transactions. Administrative Agent, Buyers and each Seller consent to the admissibility of such tape recordings in any court, arbitration, or other proceedings. The parties agree that a duly authenticated transcript of such a tape recording shall be deemed to be a writing conclusively evidencing the parties’ agreement.
34.Reserved
35.Periodic Due Diligence Review
Each Seller acknowledges that Administrative Agent has the right to perform continuing due diligence reviews with respect to such Seller and the Mortgage Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and each Seller agrees that upon reasonable (but no less than three (3) Business Days) prior notice unless an Event of Default shall have occurred, in which case no notice is required, to such Seller, Administrative Agent or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Mortgage Files and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of Sellers and/or the Custodian. Provided that no Event of Default has occurred and is continuing, Administrative Agent agrees that it shall exercise commercially reasonable efforts, in the conduct of any such due diligence, to minimize any disruption to any Seller’s normal course of business. Each Seller

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also shall make available to Administrative Agent a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Mortgage Files and the Mortgage Loans. Without limiting the generality of the foregoing, each Seller acknowledges that Administrative Agent on behalf of Buyers may purchase Mortgage Loans from Sellers based solely upon the information provided by Sellers to Administrative Agent in the Mortgage Loan Schedule and the representations, warranties and covenants contained herein, and that Administrative Agent, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans purchased in a Transaction, including, without limitation, ordering BPOs, new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan. Administrative Agent may underwrite such Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. Each Seller agrees to cooperate with Administrative Agent and any third party underwriter in connection with such underwriting, including, but not limited to, providing Administrative Agent and any third party underwriter with reasonable access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of Sellers. Administrative Agent agrees that Sellers shall not be responsible for the payment of any out-of-pocket costs and expenses incurred by Administrative Agent in connection with Administrative Agent’s activities pursuant to this Section 35; provided, that if a Default or Event of Default shall have occurred, Administrative Agent shall have the right to perform due diligence, at the sole expense of Sellers.
36.Authorizations
Any of the persons whose signatures and titles appear on Schedule 2 are authorized, acting singly, to act for the applicable Seller, Buyers or Administrative Agent, as the case may be, under this Agreement. Each Seller or Administrative Agent may amend Schedule 2 from time to time by delivering a revised Schedule 2 to the other party and expressly stating that such revised Schedule 2 shall replace the existing Schedule 2.
37.Acknowledgment of Administration of Repurchase Agreement
Pursuant and subject to the other terms and conditions of this Agreement, including, without limitation, those concerning the identity of the Committed Buyer and Section 22 (Non assignability) of this Agreement, Administrative Agent may allocate to existing Buyers certain Purchased Mortgage Loans and the related Repurchase Assets and related Transactions. Administrative Agent shall update the Register as provided in Section 22 with respect to such allocation of Purchased Mortgage Loans. The Administrative Agent shall administer the provisions of this Agreement for the benefit of the Buyers. For the avoidance of doubt, all payments, notices, communications and agreements pursuant to this Agreement shall be delivered to, and entered into by, the Administrative Agent for the benefit of the Buyers. Furthermore, to the extent that the Administrative Agent exercises remedies pursuant to this Agreement, any of the Administrative Agent and/or any Buyer will have the right to bid on and/or purchase any of the Repurchase Assets pursuant to Section 16 (Remedies Upon Default). The benefit of all representations, rights, remedies and covenants set forth in the Agreement shall inure to the benefit of the Administrative Agent on behalf of each Buyer. All provisions of the Agreement shall survive the transfers contemplated herein (including any Repledge Transactions). Notwithstanding that multiple Buyers may purchase individual Mortgage Loans subject to Transactions entered into under this Agreement, all Transactions shall continue to be deemed a single Transaction and all of the Repurchase Assets shall be security for all of the Obligations hereunder.

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38.Pool Subdivisions
The Administrative Agent may from time to time deliver to Sellers a Pool Subdivision Notice which notice shall identify a Pool of Purchased Mortgage Loans that shall be treated separately from the remaining Purchased Mortgage Loans (which remaining Purchased Mortgage Loans shall constitute another Pool). The Administrative Agent may modify any such Pool Subdivision Notice from time to time to readjust the composition of the Pools identified therein. Following delivery of a Pool Subdivision Notice, the calculations with respect to Price Differential (and all of the component calculations used in determining such calculation) shall be calculated separately on the basis of the Purchased Mortgage Loans comprising each Pool, which shall result in a separate Price Differential for each Pool. For the avoidance of doubt, a Pool Subdivision Notice shall not (a) modify or otherwise affect the rights and obligations of the parties under the Program Agreements except as expressly contemplated in this Section 38; and (b) shall not be construed as a Severance Notice as contemplated by Section 19 of this Agreement.
39.Acknowledgement of Anti-Predatory Lending Policies
Administrative Agent has in place internal policies and procedures that expressly prohibit its purchase of any High Cost Mortgage Loan.
40.Documents Mutually Drafted
Each Seller, the Administrative Agent and each of the Buyers agree that this Agreement and each other Program Agreement prepared in connection with the Transactions set forth herein have been mutually drafted and negotiated by each party, and consequently such documents shall not be construed against either party as the drafter thereof.
41.General Interpretive Principles
For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:
a.    the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;
b.    accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;
c.    references herein to “Articles”, “Sections”, “Subsections”, “Paragraphs”, and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;
d.    a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;
e.    the words “herein”, “hereof”, “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision;
f.    the term “include” or “including” shall mean without limitation by reason of enumeration;

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g.    all times specified herein or in any other Program Agreement (unless expressly specified otherwise) are local times in New York, New York unless otherwise stated;
h.    all references herein or in any Program Agreement to “good faith” means good faith as defined in Section 1-201(b)(20) of the UCC as in effect in the State of New York; and
i.    an Event of Default that has been waived in writing shall be deemed not to be continuing.
42.Joint and Several
Sellers and Administrative Agent hereby acknowledge and agree that each Seller shall be jointly and severally liable for the full, complete and punctual performance and satisfaction of all obligations of either Seller under this Agreement. Accordingly, each Seller waives any and all notice of creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Administrative Agent upon such Seller’s joint and several liability. Each Seller waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Seller with respect to the Obligations. When pursuing its rights and remedies hereunder against either Seller, Administrative Agent may, but shall be under no obligation to, pursue such rights and remedies hereunder against either Seller or any other Person or against any collateral security for the Obligations or any right of offset with respect thereto, and any failure by Administrative Agent to pursue such other rights or remedies or to collect any payments from such Seller or any such other Person to realize upon any such collateral security or to exercise any such right of offset, or any release of such Seller or any such other Person or any such collateral security, or right of offset, shall not relieve such Seller of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Administrative Agent against such Seller.
43.Conflicts
In the event of any conflict between the terms of this Agreement and any other Program Agreement, the documents shall control in the following order of priority: first, the terms of the Pricing Side Letter shall prevail, then the terms of this Agreement shall prevail, and then the terms of the other Program Agreements shall prevail.
44.Bankruptcy Non-Petition
The parties hereby agree that they shall not institute against, or join any other person in instituting against, any Buyer that is a CP Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other similar proceeding under any federal or state bankruptcy or similar law, for one (1) year and one (1) day after the latest maturing commercial paper note issued by the applicable CP Conduit is paid in full.
45.Limited Recourse
The obligations of each Buyer under this Agreement or any other Program Agreement are solely the corporate obligations of such Buyer. No recourse shall be had for the payment of any amount owing by any Buyer under this Agreement, or for the payment by any Buyer of any fee in respect hereof or any other obligation or claim of or against such Buyer arising out of or based on this Agreement, against any stockholder, partner, member, employee, officer, director or incorporator or other authorized person of such Buyer. In addition, notwithstanding any other provision of this Agreement, the parties agree that all payment obligations of any Buyer that is a CP Conduit under this Agreement shall be limited recourse

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obligations of such Buyer, payable solely from the funds of such Buyer available for such purpose in accordance with its commercial paper program documents. Each party waives payment by such CP Conduit of any amount which such Buyer does not pay pursuant to the operation of the preceding sentence until the day which is at least one (1) year and one (1) day after the payment in full of the latest maturing commercial paper note (and waives any "claim" against such Buyer within the meaning of Section 101(5) of the Bankruptcy Code or any other debtor relief law for any such insufficiency until such date).
Notwithstanding anything in any Program Agreement to the contrary, including, without limitation, any of the waivers in this Section 45, CS Cayman shall be liable for all of the obligations of any CP Conduit under any of the Program Documents.
46.Amendment and Restatement
Administrative Agent, as a Buyer, and Sellers entered into the Existing Master Repurchase Agreement.  Administrative Agent, Sellers and Buyers desire to enter into this Agreement in order to amend and restate the Existing Master Repurchase Agreement in its entirety.  The amendment and restatement of the Existing Master Repurchase Agreement shall become effective on the date hereof, and each of Administrative Agent, Sellers and Buyers shall hereafter be bound by the terms and conditions of this Agreement and the other Program Agreements.  This Agreement amends and restates the terms and conditions of the Existing Master Repurchase Agreement, and is not a novation of any of the agreements or obligations incurred pursuant to the terms of the Existing Master Repurchase Agreement.  Accordingly, all of the agreements and obligations incurred pursuant to the terms of the Existing Master Repurchase Agreement are hereby ratified and affirmed by the parties hereto and remain in full force and effect.   For the avoidance of doubt, it is the intent of Administrative Agent, Sellers and Buyers that the security interests and liens granted in the Purchased Mortgage Loans and Repurchase Assets pursuant to Section 8 of the Existing Master Repurchase Agreement shall continue in full force and effect.  All references to the Existing Master Repurchase Agreement in any Program Agreement or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof.
[Signature Pages Follow]

LEGAL02/41216309v6

IN WITNESS WHEREOF, the undersigned have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.
CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name:
Title:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:
Name:
Title:
By:
Name:
Title:
ALPINE SECURITIZATION LTD as a Buyer, by Credit Suisse AG, New York Branch as Attorney-in-Fact

By:
Name:
Title:
By:
Name:
Title:

Signature Page to Third Amended and Restated Master Repurchase Agreement
LEGAL02/41216309v6

ROCKET MORTGAGE, LLC , as a Seller

By:
Name:
Title:
ONE REVERSE MORTGAGE, LLC, as a Seller

By:
Name:
Title:

Signature Page to Third Amended and Restated Master Repurchase Agreement
LEGAL02/41216309v6

EXHIBIT A
RESERVED
    A-<#>
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EXHIBIT B
RESERVED

    B-1
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EXHIBIT C
MORTGAGE LOAN SCHEDULE

MORTGAGE LOAN CHARACTERISTICS
1.Seller's Mortgage Loan identifying number;
2.the Mortgagor's and Co-Mortgagor’s name;
3.the street address of the Mortgaged Property including the city, state, county, and the zip code;
4.a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family dwelling, a PUD, a townhouse or a unit in a high-rise or low-rise condominium project;
5.a code indicating the type of Mortgage Loan (e.g. Alt-A Mortgage Loan, Wet-Ink Mortgage Loan, etc.)
6.the number of units for all Mortgaged Properties;
7.a code indicating whether the loan is an adjustable rate or fixed rate Mortgage Loan;
8.a code indicating whether the loan is a FHA, VA or conventional Mortgage Loan;
9.a code indicating the lien status of the Mortgage Loan;
10.the loan-to-value ratio at origination;
11.the combined loan-to-value ratio at origination, if applicable;
12.the Mortgage Interest Rate at the time of origination;
13.the loan approval/commitment date;
14.the original principal amount of the Mortgage Loan;
15.the original monthly principal and interest;
16.the original interest rate;
17.the original date of the Mortgage Note;
18.the first Payment Date;
19.the maturity date;
20.the certificate number for each loan with primary mortgage insurance;
21.the Mortgage Loan purpose type;
22.the Mortgagor’s and Co-Mortgagor’s FICO score;
    C-1
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23.Mortgagor Social Security Number;
24.co-Mortgagor Social Security Number;
25.Margin;*
26.life floor;*
27.index type;*
28.initial rate floor;*
29.periodic rate cap;*
30.life cap;* and
31.first interest rate adjustment date.*
* If applicable.
    C-2
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EXHIBIT D
RESERVED
    D-1
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EXHIBIT E
FORM OF POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that [_____________] (“Seller”) hereby irrevocably constitutes and appoints Credit Suisse First Boston Mortgage Capital LLC (“Administrative Agent”) and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Seller and in the name of Seller or in its own name, from time to time in Administrative Agent’s discretion in accordance with the terms of the Third Amended and Restated Master Repurchase Agreement (as amended, restated, supplemented or otherwise modified from time to time) dated May 24, 2017 (the “Agreement”), for the purpose of carrying out the terms of the Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or reasonably desirable to accomplish the purposes of the Agreement, and, without limiting the generality of the foregoing, Seller hereby gives Administrative Agent the power and right, on behalf of Seller, without assent by, but with notice to, Seller, if permitted under the terms of the Agreement to do the following, for the purpose of:
(a)in the name of Seller, or in its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any assets purchased by Administrative Agent on behalf of certain Buyers under the Agreement (the “Assets”) and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Administrative Agent for the purpose of collecting any and all such moneys due with respect to any assets whenever payable;
(b)to pay or discharge taxes and liens levied or placed on or threatened against the Assets;
(c)(i) to direct any party liable for any payment under any Assets to make payment of any and all moneys due or to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Assets; (iii) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any Assets; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Assets or any proceeds thereof and to enforce any other right in respect of any Assets; (v) to defend any suit, action or proceeding brought against Seller with respect to any Assets; (vi) to settle, compromise or adjust any suit, action or proceeding described in clause (v) above and, in connection therewith, to give such discharges or releases as Administrative Agent may in its sole good faith discretion deem appropriate; and (vii) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Assets as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and to do, at Administrative Agent’s option and Seller’s expense, at any time, and from time to time, all acts and things which Administrative Agent in its sole good faith discretion deems necessary to protect, preserve or realize upon the Assets and Administrative Agent’s Liens thereon and to effect the intent of the Agreement, all as fully and effectively as Seller might do;
(d)for the purpose of carrying out the transfer of servicing with respect to the Assets from Seller to a successor servicer appointed by Administrative Agent in its sole discretion and to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish such transfer of servicing, and, without limiting the generality of the foregoing, Seller hereby gives Administrative Agent the power and right, on behalf of Seller, without assent by Seller, to, in the name of Seller or its own name, or otherwise, prepare and send or cause to be sent “good-bye” letters to all mortgagors
D-1

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under the Assets, transferring the servicing of the Assets to a successor servicer appointed by Administrative Agent in its sole discretion; and
(e)for the purpose of delivering any notices of sale to mortgagors or other third parties, including without limitation, those required by law.
Seller hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable, unless as otherwise provided in the Agreement. This power of attorney amends, restates and supersedes any previous power of attorney between Seller and Administrative Agent.
Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Agreement.
Seller also authorizes Administrative Agent, from time to time, to execute, in connection with any sale provided for in the Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Assets.
The powers conferred on Administrative Agent hereunder are solely to protect Administrative Agent’s interests in the Assets and shall not impose any duty upon it to exercise any such powers. Administrative Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Seller for any act or failure to act hereunder, except for its or their own gross negligence or willful misconduct.
TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OR FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OF SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND ADMINISTRATIVE AGENT ON ITS OWN BEHALF AND ON BEHALF OF ADMINISTRATIVE AGENT’S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.
[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURES FOLLOW.]
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IN WITNESS WHEREOF Seller has caused this Power of Attorney to be executed and Seller’s seal to be affixed this ______ day of ____________, 202___.
[ROCKET MORTGAGE, LLC] [ONE REVERSE MORTGAGE, LLC]
By:
Name:
Title:

Signature Page to Power of Attorney

LEGAL02/41216309v6

STATE OF	)
	)	ss.:
COUNTY OF	)
On the ______ day of ____________, 202__ before me, a Notary Public in and for said State, personally appeared ________________________________, known to me to be _____________________________________ of [Rocket Mortgage, LLC] [One Reverse Mortgage, LLC], the institution that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.
IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.
_____________________________
Notary Public
My Commission expires ________________________________

    E-1
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EXHIBIT F
RESERVED
    F-1
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EXHIBIT G
UNDERWRITING GUIDELINES

PROVIDED DIRECTLY TO ADMINISTRATIVE AGENT

    G-1
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EXHIBIT H
RESERVED
    H-1
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EXHIBIT I
SELLERS’ TAX IDENTIFICATION NUMBER
Rocket Mortgage: [***]
One Reverse: [***]
    I-1
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EXHIBIT J
EXISTING INDEBTEDNESS
[***]

    J-1
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EXHIBIT K
FORM OF ESCROW INSTRUCTION LETTER TO BE PROVIDED BY SELLER BEFORE CLOSING
The escrow instruction letter (the “Escrow Instruction Letter”) shall also include the following instruction to the Settlement Agent (the “Escrow Agent”):
Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), has agreed to provide funds (“Escrow Funds”) to Rocket Mortgage, LLC and One Reverse Mortgage, LLC to finance certain mortgage loans (the “Mortgage Loans”) for which you are acting as Escrow Agent.
You hereby agree that (a) you shall receive such Escrow Funds from Administrative Agent to be disbursed in connection with this Escrow Instruction Letter, (b) you will hold such Escrow Funds in trust, without deduction, set-off or counterclaim for the sole and exclusive benefit of Administrative Agent until such Escrow Funds are fully disbursed on behalf of Administrative Agent in accordance with the instructions set forth herein, and (c) you will disburse such Escrow Funds on the date specified for closing (the “Closing Date”) only after you have followed the Escrow Instruction Letter’s requirements with respect to the Mortgage Loans. In the event that the Escrow Funds cannot be disbursed on the Closing Date in accordance with the Escrow Instruction Letter, you agree to promptly remit the Escrow Funds to the Administrative Agent by re-routing via wire transfer the Escrow Funds in immediately available funds, without deduction, set-off or counterclaim, back to the account specified in Administrative Agent’s incoming wire transfer.
You further agree that, upon disbursement of the Escrow Funds, you will hold all Mortgage Loan Documents specified in the Escrow Instruction Letter in escrow as agent and bailee for Administrative Agent, and will forward the Mortgage Loan Documents and original Escrow Instruction Letter in connection with such Mortgage Loans by overnight courier (y) to the Custodian within five (5) Business Days following the date of origination.
You agree that all fees, charges and expenses regarding your services to be performed pursuant to the Escrow Instruction Letter are to be paid by any Seller or its borrowers, and Administrative Agent shall have no liability with respect thereto.
You represent, warrant and covenant that you are not an affiliate of or otherwise controlled by Sellers, and that you are acting as an independent contractor and not as an agent of any Seller.
The provisions of this Escrow Instruction Letter may not be modified, amended or altered, except by written instrument, executed by the parties hereto and Administrative Agent. You understand that Administrative Agent shall act in reliance upon the provisions set forth in this Escrow Instruction Letter, and that Administrative Agent on behalf of Buyers is an intended third party beneficiary hereof.
Whether or not an Escrow Instruction Letter executed by you is received by the Custodian, your acceptance of the Escrow Funds shall be deemed to constitute your acceptance of the Escrow Instruction Letter.
    K-1
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EXHIBIT L
NOTICE OF ADDITIONAL BUYER
To:    Rocket Mortgage, LLC
1050 Woodward Avenue
Detroit, Michigan 48226-1906
Attention: Rob Wilson
    One Reverse Mortgage, LLC
660 Woodward Ave., 5th Floor
Detroit, Michigan 48226
Attention: Michael Stidham

Date:    [_________], 20[__]

Re:    Third Amended and Restated Master Repurchase Agreement, dated as of May 24, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), by and among Rocket Mortgage, LLC and One Reverse mortgage, LLC (collectively, the “Sellers”), Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”) on behalf of Buyers, Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”), Alpine Securitization LTD (“Alpine” and a “Buyer”) and other Buyers joined thereto from time to time (the “Buyers”).
Ladies and Gentlemen:

You are hereby notified that, in accordance with Sections 22 and 37 of the Repurchase Agreement, the party identified on Annex I attached hereto shall constitute a Buyer in respect of certain Mortgage Loans identified from time to time in the books and records of Administrative Agent that are subject to the Repurchase Agreement. In accordance with the provisions of Section 37 of the Repurchase Agreement, the information set forth on Annex I attached hereto constitutes the notice information with respect to such Buyer. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Repurchase Agreement.
CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:
Name:
Title:

Acknowledged and Consented to by:
ROCKET MORTGAGE, LLC, as a Seller
By:
Title:
Date:
Exh. L
LEGAL02/41216309v6

ONE REVERSE MORTGAGE, LLC, as a Seller
By:
Title:
Date:
Exh. L
LEGAL02/41216309v6

ANNEX I
TO
NOTICE OF ADDITIONAL BUYER

NOTICE INFORMATION

Name:
Address:

Attention:
Telephone:
Facsimile:
Email:

Exh. L
LEGAL02/41216309v6

EXHIBIT M

FORM OF SERVICER NOTICE
[Date]
[________________], as Servicer
Attention: ___________
[ADDRESS]
Re:    Third Amended and Restated Master Repurchase Agreement, dated as of May 24, 2017 (as amended or restated from time to time, the “Repurchase Agreement”), by and among Rocket Mortgage, LLC (“Rocket Mortgage”), One Reverse Mortgage, LLC (“One Reverse” and together with Rocket Mortgage, the “Sellers”), Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”) and Alpine Securitization LTD (“Alpine” and a “Buyer”).
Ladies and Gentlemen:
[___________________] (the “Servicer”) is servicing certain mortgage loans for [Rocket Mortgage][One Reverse] pursuant to that certain [TITLE AND DATE OF SERVICING AGREEMENT] (the “Servicing Agreement”) between the Servicer and [Rocket Mortgage][One Reverse]. Pursuant to the Repurchase Agreement among Administrative Agent, Buyers and Sellers, the Servicer is hereby notified that [Rocket Mortgage][One Reverse] has pledged to Administrative Agent certain mortgage loans which are serviced by Servicer which are subject to a security interest in favor of Administrative Agent.

Section 1.    Remittance to Account; Notice of Default.
Upon receipt of a notice of an event of default under the Repurchase Agreement from Administrative Agent (a “Notice of Event of Default”) in which Administrative Agent shall identify the mortgage loans which are then pledged to Administrative Agent under the Repurchase Agreement (the “Subject Assets”), the Servicer shall segregate all amounts (the “Servicing Income”) collected on account of such Subject Assets, hold them in trust for the sole and exclusive benefit of Administrative Agent, and remit such collections in accordance with the Administrative Agent’s written instructions. Following such Notice of Event of Default, Servicer shall (i) continue to service the Subject Assets in accordance with the Servicing Agreement; (ii) follow the instructions of Administrative Agent with respect to the Subject Assets in accordance with the Servicing Agreement, and (iii) deliver to Administrative Agent any information with respect to the Subject Assets reasonably requested by Administrative Agent.
Upon a Notice of Event of Default, Administrative Agent will have the right to immediately terminate Servicer’s right to service the Subject Assets without payment of any penalty or termination fee under the Servicing Agreement. Upon receipt of such Notice of Event of Default, [Rocket Mortgage][One Reverse] and the Servicer shall cooperate in transferring the applicable servicing of the Subject Assets to a successor servicer appointed by Administrative Agent in its sole discretion.
    M-1
LEGAL02/41216309v6

Notwithstanding any contrary information which may be delivered to the Servicer by [Rocket Mortgage][One Reverse], the Servicer may conclusively rely on any information or Notice of Event of Default delivered by Administrative Agent, and [Rocket Mortgage][One Reverse] shall indemnify and hold the Servicer harmless for any and all claims asserted against it for any actions taken in good faith by the Servicer in connection with the delivery of such information or Notice of Event of Default.
Administrative Agent, for the benefit of itself and each applicable Buyer is an intended third party beneficiary of the Servicing Agreement with full enforcement rights thereunder.
Notwithstanding any contrary information which may be delivered to the Servicer by [Rocket Mortgage][One Reverse], the Servicer may conclusively rely on any information or notice delivered by Administrative Agent.
Section 2.    Back-up Administrative Agent; Successor Administrative Agent.
In the event that the Administrative Agent gives the Servicer written notice that a back-up Administrative Agent (the “Back-up Administrative Agent”) has been appointed under the Repurchase Agreement, then to the extent that the Servicer subsequently receives written notice from the Back-up Administrative Agent that it has assumed the role of Administrative Agent thereunder (in such case, the “Successor Administrative Agent”), then the Successor Administrative Agent shall assume all rights and obligations of the Administrative Agent hereunder, with no further action required by the parties, and the Servicer shall follow the directions of the Successor Administrative Agent hereunder for all directions to be given by the Administrative Agent hereunder.
Section 3.    Servicer as Bailee. Servicer hereby acknowledges and agrees that on receipt of any Mortgage Loan File with respect to the Subject Assets, it shall hold such Mortgage Loan File as bailee for Administrative Agent.
Section 4.    Counterparts. This Servicer Notice may be executed in any number of counterparts, all of which taken together constitutes one and the same instrument, and each party hereto may execute this Servicer Notice by signing any such counterpart.
Section 5.    Entire Agreement. This Servicer Notice, together with the Servicing Agreement, constitutes the entire understanding between [Rocket Mortgage][One Reverse] and Servicer with respect to the subject matter they cover and supersedes any existing agreements between the parties relating to the matters provided for herein and therein. No alteration, waiver, amendments, or change or supplement hereto will be binding or effective unless the same is set forth in writing by a duly authorized representative of each party hereto.
[ROCKET MORTGAGE, LLC]
By:
Name:
Title:
[ONE REVERSE MORTGAGE, LLC]
    M-2
LEGAL02/41216309v6

By:
Name:
Title:
ACKNOWLEDGED:
[__________________],
as Servicer
By:
Title:
Telephone:
Facsimile:
    M-3
LEGAL02/41216309v6

ANNEX I
TO
NOTICE OF ADDITIONAL BUYER

NOTICE INFORMATION

Name:
Address:

Attention:
Telephone:
Facsimile:
Email:

    M-1
LEGAL02/41216309v6

EXHIBIT M

FORM OF SERVICER NOTICE
[Date]
[________________], as Servicer
Attention: ___________
[ADDRESS]
Re:    Third Amended and Restated Master Repurchase Agreement, dated as of May 24, 2017 (as amended or restated from time to time, the “Repurchase Agreement”), by and among Rocket Mortgage, LLC (“Rocket Mortgage”), One Reverse Mortgage, LLC (“One Reverse” and together with Rocket Mortgage, the “Sellers”), Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Credit Suisse AG, a company incorporated in Switzerland, acting through its Cayman Islands Branch (“CS Cayman” and a “Buyer”) and Alpine Securitization LTD (“Alpine” and a “Buyer”).
Ladies and Gentlemen:
[___________________] (the “Servicer”) is servicing certain mortgage loans for [Rocket Mortgage][One Reverse] pursuant to that certain [TITLE AND DATE OF SERVICING AGREEMENT] (the “Servicing Agreement”) between the Servicer and [Rocket Mortgage][One Reverse]. Pursuant to the Repurchase Agreement among Administrative Agent, Buyers and Sellers, the Servicer is hereby notified that [Rocket Mortgage][One Reverse] has pledged to Administrative Agent certain mortgage loans which are serviced by Servicer which are subject to a security interest in favor of Administrative Agent.

Section 1.    Remittance to Account; Notice of Default.
Upon receipt of a notice of an event of default under the Repurchase Agreement from Administrative Agent (a “Notice of Event of Default”) in which Administrative Agent shall identify the mortgage loans which are then pledged to Administrative Agent under the Repurchase Agreement (the “Subject Assets”), the Servicer shall segregate all amounts (the “Servicing Income”) collected on account of such Subject Assets, hold them in trust for the sole and exclusive benefit of Administrative Agent, and remit such collections in accordance with the Administrative Agent’s written instructions. Following such Notice of Event of Default, Servicer shall (i) continue to service the Subject Assets in accordance with the Servicing Agreement; (ii) follow the instructions of Administrative Agent with respect to the Subject Assets in accordance with the Servicing Agreement, and (iii) deliver to Administrative Agent any information with respect to the Subject Assets reasonably requested by Administrative Agent.
Upon a Notice of Event of Default, Administrative Agent will have the right to immediately terminate Servicer’s right to service the Subject Assets without payment of any penalty or termination fee under the Servicing Agreement. Upon receipt of such Notice of Event of Default, [Rocket Mortgage][One Reverse] and the Servicer shall cooperate in transferring the applicable servicing of the Subject Assets to a successor servicer appointed by Administrative Agent in its sole discretion.

LEGAL02/41216309v6

Notwithstanding any contrary information which may be delivered to the Servicer by [Rocket Mortgage][One Reverse], the Servicer may conclusively rely on any information or Notice of Event of Default delivered by Administrative Agent, and [Rocket Mortgage][One Reverse] shall indemnify and hold the Servicer harmless for any and all claims asserted against it for any actions taken in good faith by the Servicer in connection with the delivery of such information or Notice of Event of Default.
Administrative Agent, for the benefit of itself and each applicable Buyer is an intended third party beneficiary of the Servicing Agreement with full enforcement rights thereunder.
Notwithstanding any contrary information which may be delivered to the Servicer by [Rocket Mortgage][One Reverse], the Servicer may conclusively rely on any information or notice delivered by Administrative Agent.
Section 2.    Back-up Administrative Agent; Successor Administrative Agent.
In the event that the Administrative Agent gives the Servicer written notice that a back-up Administrative Agent (the “Back-up Administrative Agent”) has been appointed under the Repurchase Agreement, then to the extent that the Servicer subsequently receives written notice from the Back-up Administrative Agent that it has assumed the role of Administrative Agent thereunder (in such case, the “Successor Administrative Agent”), then the Successor Administrative Agent shall assume all rights and obligations of the Administrative Agent hereunder, with no further action required by the parties, and the Servicer shall follow the directions of the Successor Administrative Agent hereunder for all directions to be given by the Administrative Agent hereunder.
Section 3.    Servicer as Bailee. Servicer hereby acknowledges and agrees that on receipt of any Mortgage Loan File with respect to the Subject Assets, it shall hold such Mortgage Loan File as bailee for Administrative Agent.
Section 4.    Counterparts. This Servicer Notice may be executed in any number of counterparts, all of which taken together constitutes one and the same instrument, and each party hereto may execute this Servicer Notice by signing any such counterpart.
Section 5.    Entire Agreement. This Servicer Notice, together with the Servicing Agreement, constitutes the entire understanding between [Rocket Mortgage][One Reverse] and Servicer with respect to the subject matter they cover and supersedes any existing agreements between the parties relating to the matters provided for herein and therein. No alteration, waiver, amendments, or change or supplement hereto will be binding or effective unless the same is set forth in writing by a duly authorized representative of each party hereto.
[ROCKET MORTGAGE, LLC]
By:
Name:
Title:
[ONE REVERSE MORTGAGE, LLC]

LEGAL02/41216309v6

By:
Name:
Title:
ACKNOWLEDGED:
[__________________],
as Servicer
By:
Title:
Telephone:
Facsimile:

LEGAL02/41216309v6

Exhibit B
ONE REVERSE AUTHORIZED REPRESENTATIVES

(See attached)

Exhibit B

ONE REVERSE NOTICES

Name: Michael Stidham
Telephone: (313) 946-1699
Facsimile: (877) 382-2376
Email: MichaelStidham @rocketmortgage.com

With a copy to:
Name: Amy Bishop
Telephone: (313) 373-4547
Facsimile: (877) 380-4962
Email: AmyBishop@rocketmortgage.com

SELLER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for One Reverse under this Agreement:

Name	Title	Signature
Michael Stidham	President	DocuSigned by: Mike Stidham 5375D4269DB3477...

Schedule 2-3

Exhibit C
ADMINISTRATIVE AGENT AUTHORIZED REPRESENTATIVES

(See attached)

Exhibit C

ADMINISTRATIVE AGENT AND BUYER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below, including any other authorized officers, are authorized, acting singly, to act for Administrative Agent and/or Buyers under this Agreement:

Name	Title	Authorized Signature
Margaret Dellafera	Vice President	
Elie Chau	Vice President	
Robert Durden	Vice President	
Pete Sack	Vice President	
Jia Li	Vice President	
Dominic Obaditch	Vice President	
Ron Tarantino	Vice President	
Charles Trombley	Vice President	
Jonathan Braus	Vice President	
Christopher Czako	Vice President	

Authorized Representatives